UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

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KINDRED BIOSCIENCES, INC.
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KINDRED BIOSCIENCES, INC.
1555 BAYSHORE HIGHWAY, SUITE 200
BURLINGAME, CALIFORNIA 94010
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held at 8:00 a.m. Pacific Daylight Time on Monday, June 15, 2020
The 2020 annual meeting of stockholders (the “Annual Meeting”) of Kindred Biosciences, Inc., a Delaware corporation, will be held on June 15, 2020 at 8:00 a.m. Pacific Daylight Time, at the office of Kindred Biosciences, Inc., 1555 Bayshore Highway, Suite 100, Burlingame, California 94010, for the following purposes, as more fully described in the accompanying Proxy Statement:
1.    To elect two Class I directors to serve until the 2023 annual meeting of stockholders and until their respective successors are duly elected and qualified;
2.    To conduct an advisory vote to approve our named executive officer compensation;
3.    To ratify the appointment of KMJ Corbin & Company LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2020;
4.    To approve an amendment to the Kindred Biosciences, Inc. 2018 Equity Incentive Plan to increase the number of shares authorized for issuance by 1,600,000 shares; and
5.    To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.
Our Board of Directors has fixed the close of business on April 22, 2020 as the record date for the Annual Meeting. Only stockholders of record on April 22, 2020 are entitled to notice of and to vote at the Annual Meeting. Further information regarding voting rights and the matters to be voted upon is presented in the accompanying Proxy Statement.
This Proxy Statement and our annual report can be accessed directly at the following Internet address: www.proxyvote.com. All you have to do is enter the control number located on your proxy card.
YOUR VOTE IS IMPORTANT. Whether or not you plan to attend the Annual Meeting, we urge you to submit your vote via the Internet, telephone or mail.
We appreciate your continued support of Kindred Biosciences, Inc. and look forward to either greeting you personally at the Annual Meeting or receiving your proxy.

By order of the Board of Directors
/s/ Richard Chin

Richard Chin, M.D.
Chief Executive Officer and Director
Burlingame, California
April 28, 2020

i

KINDRED BIOSCIENCES, INC.
PROXY STATEMENT
FOR 2020 ANNUAL MEETING OF STOCKHOLDERS
To Be Held at 8:00 a.m. Pacific Daylight Time on Monday, June 15, 2020
This Proxy Statement and the enclosed form of proxy are furnished in connection with the solicitation of proxies by our Board of Directors for use at the 2020 annual meeting of stockholders of Kindred Biosciences, Inc., a Delaware corporation (the “Company”), and any postponements, adjournments or continuations thereof (the “Annual Meeting”). The Annual Meeting will be held on Monday, June 15, 2020 at 8:00 a.m. Pacific Daylight Time, at the office of Kindred Biosciences, Inc., 1555 Bayshore Highway, Suite 100, Burlingame, California 94010. The Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access this Proxy Statement and our annual report are first being mailed on or about May 1, 2020 to all stockholders entitled to vote at the Annual Meeting.
The information provided in the “question and answer” format below is for your convenience only and is merely a summary of the information contained in this Proxy Statement. You should read this entire Proxy Statement carefully. Information contained on, or that can be accessed through, our website is not intended to be incorporated by reference into this Proxy Statement and references to our website address in this Proxy Statement are inactive textual references only.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND OUR ANNUAL MEETING
What matters am I voting on?
You will be voting on:

•	the election of two Class I directors to serve until the 2023 annual meeting of stockholders and until their respective successors are duly elected and qualified;

•	a proposal to approve, on an advisory basis, our named executive officer compensation;

•	a proposal to ratify the appointment of KMJ Corbin & Company LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2020;

•	a proposal to approve an amendment to the Kindred Biosciences, Inc. 2018 Equity Incentive Plan to increase the number of shares authorized for issuance by 1,600,000 shares; and

•	any other business as may properly come before the Annual Meeting.
How does the Board of Directors recommend I vote on these proposals?
Our Board of Directors recommends a vote:

•	“FOR” the election of Ernest Mario and Herbert D. Montgomery as Class I directors;

•	“FOR” the approval of our executive compensation;

•	“FOR” the ratification of the appointment of KMJ Corbin & Company LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2020; and

•	“FOR” the approval of an amendment to the Kindred Biosciences, Inc. 2018 Equity Incentive Plan to increase the number of shares authorized for issuance by 1,600,000 shares.

Who is entitled to vote?
Holders of our common stock as of the close of business on April 22, 2020, the record date, may vote at the Annual Meeting. As of the record date, there were 39,289,624 shares of our common stock outstanding. In deciding all matters at the Annual Meeting, each stockholder will be entitled to one vote for each share of our common stock held by them on the record date. We do not have cumulative voting rights for the election of directors.
Registered Stockholders. If shares of our common stock are registered directly in your name with our transfer agent, you are considered the stockholder of record with respect to those shares, and the Notice was provided to you directly by us. As the stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote in person at the Annual Meeting.
Street Name Stockholders. If shares of our common stock are held on your behalf in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of those shares held in “street name,” and the Notice was forwarded to you by your broker or nominee, who is considered the stockholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker or nominee how to vote your shares. Beneficial owners are also invited to attend the Annual Meeting. However, since a beneficial owner is not the stockholder of record, you may not vote your shares of our common stock in person at the Annual Meeting unless you follow your broker’s procedures for obtaining a legal proxy. If you request a printed copy of our proxy materials by mail, your broker or nominee will provide a voting instruction card for you to use. Throughout this proxy, we refer to stockholders who hold their shares through a broker, bank or other nominee as “street name stockholders.”
How many votes are needed for approval of each proposal?

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Proposal No. 1: The election of each Class I director requires a plurality vote of the shares of our common stock present in person or by proxy at the Annual Meeting and entitled to vote thereon to be approved. “Plurality” means that the nominee who receives the largest number of votes cast “for” is elected as a director. As a result, any shares not voted “for” a particular nominee (whether as a result of a stockholder “against” vote or abstention or a broker non-vote) will not be counted in such nominee’s favor and will have no effect on the outcome of the election. You may vote “for,” “against” or “abstain” on the nominees for election as a director.

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Proposal No. 2: The approval of our executive compensation requires the affirmative vote of a majority of the shares of our common stock that are cast affirmatively or negatively (excluding abstentions and broker non-votes) on the proposal. Abstentions and broker non-votes will have no effect on the outcome of this proposal.

•
Proposal No. 3: The ratification of the appointment of KMJ Corbin & Company LLP requires the affirmative vote of a majority of the shares of our common stock that are cast affirmatively or negatively (excluding abstentions and broker non-votes) on the proposal. Abstentions and broker non-votes will have no effect on the outcome of this proposal.

•
Proposal No. 4: The approval of an amendment to the Kindred Biosciences, Inc. 2018 Equity Incentive Plan requires the affirmative vote of a majority of the shares of our common stock that are cast affirmatively or negatively (excluding abstentions and broker non-votes) on the proposal. Abstentions and broker non-votes will have no effect on the outcome of this proposal.

What is a quorum?
A quorum is the minimum number of shares required to be present at the Annual Meeting for the Annual Meeting to be properly held under our amended and restated bylaws and Delaware law. The presence, in person or by proxy, of a majority of all issued and outstanding shares of our common stock entitled to vote at the Annual Meeting will constitute a quorum at the Annual Meeting. Abstentions, withheld votes and broker non-votes are counted as shares present and entitled to vote for purposes of determining a quorum.

How do I vote?
If you are a stockholder of record, there are four ways to vote:

•	by Internet at http://www.proxyvote.com, 24 hours a day, seven days a week, until 11:59 p.m. on June 14, 2020 (have your proxy card in hand when you visit the website);

•	by toll-free telephone at 1-800-690-6903 (have your proxy card in hand when you call);

•	by completing and mailing your proxy card (if you received printed proxy materials); or

•	by written ballot at the Annual Meeting.
If you are a street name stockholder, you will receive voting instructions from your broker, bank or other nominee. You must follow the voting instructions provided by your broker, bank or other nominee in order to instruct your broker, bank or other nominee on how to vote your shares. Street name stockholders should generally be able to vote by returning an instruction card, or by telephone or on the Internet. However, the availability of telephone and Internet voting will depend on the voting process of your broker, bank or other nominee. As discussed above, if you are a street name stockholder, you may not vote your shares in person at the Annual Meeting unless you obtain a legal proxy from your broker, bank or other nominee.
Can I change my vote?
Yes. If you are a stockholder of record, you can change your vote or revoke your proxy any time before the Annual Meeting by:

•	entering a new vote by Internet or by telephone;

•	returning a later-dated proxy card;

•	notifying the Secretary of Kindred Biosciences, Inc., in writing, at Kindred Biosciences, Inc., 1555 Bayshore Highway, Suite 200, Burlingame, California 94010; or

•	completing a written ballot at the Annual Meeting.
If you are a street name stockholder, your broker, bank or other nominee can provide you with instructions on how to change your vote.
What do I need to do to attend the Annual Meeting in person?
If you plan to attend the meeting, you must be a record or street name holder of Company shares as of the record date of April 22, 2020.
On the day of the meeting, each shareholder will be required to present a valid picture identification such as a driver’s license or passport and you may be denied admission if you do not. Seating will begin at 7:30 a.m., and the meeting will begin at 8:00 a.m. Use of cameras, recording devices, computers and other personal electronic devices will not be permitted at the Annual Meeting.
What is the effect of giving a proxy?
Proxies are solicited by and on behalf of our Board of Directors. Richard Chin and Denise Bevers have been designated as proxies by our Board of Directors. When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the Annual Meeting in accordance with the instructions of the stockholder. If no specific instructions are given, however, the shares will be voted in accordance with the recommendations of our Board of Directors as described above. If any matters not described in this Proxy Statement are properly presented at the Annual Meeting, the proxy holders will use their own judgment to determine how to vote the shares. If the Annual Meeting is adjourned, the proxy holders can vote the shares on the new Annual Meeting date as well, unless you have properly revoked your proxy instructions, as described above.
Why did I receive a Notice of Internet Availability of Proxy Materials instead of a full set of proxy materials?
In accordance with the rules of the Securities and Exchange Commission (the “SEC”), we have elected to furnish our proxy materials, including this Proxy Statement and our annual report, primarily via the Internet. The Notice containing instructions on how to access our proxy materials is first being mailed on or about May 1, 2020 to all stockholders entitled to vote at the Annual Meeting. Stockholders may request to receive all future proxy materials in printed form by mail or electronically by e-mail by following the instructions contained in the Notice. We encourage stockholders to take advantage of the availability of our proxy materials on the Internet to help reduce the environmental impact of our annual meetings of stockholders.
How are proxies solicited for the Annual Meeting?
Our Board of Directors is soliciting proxies for use at the Annual Meeting. All expenses associated with this solicitation will be borne by us. We will reimburse brokers or other nominees for reasonable expenses that they incur in sending our proxy materials to you if a broker or other nominee holds shares of our common stock on your behalf.
How may my brokerage firm or other intermediary vote my shares if I fail to provide timely directions?
Brokerage firms and other intermediaries holding shares of our common stock in street name for customers are generally required to vote such shares in the manner directed by their customers. In the absence of timely directions, your broker will have discretion to vote your shares on our sole “routine” matter: the proposal to ratify the appointment of KMJ Corbin & Company LLP. Your broker will not have discretion to vote on the election of directors, approval of our executive compensation or the amendment of our 2018 Equity Incentive Plan, each of which is a “non-routine” matter absent direction from you.
Where can I find the voting results of the Annual Meeting?
We will announce preliminary voting results at the Annual Meeting. We will also disclose voting results on a Current Report on Form 8-K that we will file with the SEC within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K within four business days after the Annual Meeting, we will file a Current Report on Form 8-K to publish preliminary results and will provide the final results in an amendment to this Current Report on Form 8-K as soon as they become available.
I share an address with another stockholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?
We have adopted a procedure called “householding,” which the SEC has approved. Under this procedure, we deliver a single copy of the Notice and, if applicable, our proxy materials to multiple stockholders who share the same address unless we have received contrary instructions from one or more of the stockholders. This procedure reduces our printing costs, mailing costs, and fees. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written or oral request, we will deliver promptly a separate copy of the Notice and, if applicable, our proxy materials to any stockholder at a shared address to which we delivered a single copy of any of these materials. To receive a separate copy, or, if a stockholder is receiving multiple copies, to request that we only send a single copy of the Notice and, if applicable, our proxy materials, such stockholder may contact us at the following address:
Kindred Biosciences, Inc.
Attention: Investor Relations
1555 Bayshore Highway, Suite 200
Burlingame, California 94010
Stockholders who beneficially own shares of our common stock held in street name may contact their brokerage firm, bank, broker-dealer or other similar organization to request information about householding.

What is the deadline to propose actions for consideration at next year’s annual meeting of stockholders or to nominate individuals to serve as directors?
Stockholder Proposals
Stockholders may present proper proposals for inclusion in our Proxy Statement and for consideration at the next annual meeting of stockholders by submitting their proposals in writing to our Secretary in a timely manner. For a stockholder proposal to be considered for inclusion in our Proxy Statement for our 2021 annual meeting of stockholders, our Secretary must receive the written proposal at our principal executive offices not later than January 1, 2021. In addition, stockholder proposals must comply with the requirements of Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Stockholder proposals should be addressed to:
Kindred Biosciences, Inc.
Attention: Corporate Secretary
1555 Bayshore Highway, Suite 200
Burlingame, California 94010

Stockholders intending to present a proposal at the 2021 Annual Meeting of Stockholders, but not to include the proposal in our Proxy Statement, or to nominate a person for election as a director, must comply with the requirements set forth in our amended and restated bylaws. Our amended and restated bylaws require, among other things, that our Secretary receive written notice from the stockholder of record of their intent to present such proposal or nomination not later than the close of business on the 90th day and not earlier than the close of business on the 120th day prior to the anniversary of the preceding year’s annual meeting. Therefore, the Company must receive notice of such a proposal or nomination for the 2021 Annual Meeting of Stockholders no earlier than the close of business on February 15, 2021 and no later than the close of business on March 17, 2021. The notice must contain the information required by the amended and restated bylaws, a copy of which is available upon request to our Secretary. In the event that the date of the 2021 Annual Meeting of Stockholders is more than 30 days before, or 60 days after, June 15, 2021, then our Secretary must receive such written notice not earlier than the close of business on the 120th day prior to the 2021 Annual Meeting and not later than the close of business on the 90th day prior to the 2021 Annual Meeting or, if later, the 10th day following the day on which public disclosure of the date of such meeting is first made by the Company. SEC rules permit management to vote proxies in their discretion in certain cases if the stockholder does not comply with this deadline and, in certain other cases notwithstanding the stockholder’s compliance with this deadline.
Nomination of Director Candidates
You may propose director candidates for consideration by our Nominating and Corporate Governance Committee. Any such recommendations should include the nominee’s name and qualifications for membership on our Board of Directors and should be directed to our Secretary at the address set forth above. For additional information regarding stockholder recommendations for director candidates, see “Board of Directors and Corporate Governance—Stockholder Recommendations for Nominations to the Board of Directors.”
In addition, our amended and restated bylaws permit stockholders to nominate directors for election at an annual meeting of stockholders. To nominate a director, the stockholder must provide the information required by our amended and restated bylaws. In addition, the stockholder must give timely notice to our Secretary in accordance with our amended and restated bylaws, which, in general, require that the notice be received by our Secretary within the time period described above under “Stockholder Proposals” for stockholder proposals that are not intended to be included in a proxy statement.
Availability of Bylaws
A copy of our amended and restated bylaws is available on our website at https://kindredbio.com/Bylaws. You may also contact our Secretary at our principal executive offices for a copy of the relevant bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.

PROPOSAL NO. 1 - ELECTION OF DIRECTORS
In accordance with our amended and restated certificate of incorporation, our Board of Directors is divided into three staggered classes of directors, with each class having a three-year term. Vacancies on the Board of Directors and newly created directorships may be filled only by the remaining directors. A director elected by the Board of Directors to fill a vacancy (including a vacancy created by an increase in the number of directors) shall serve for the remainder of the full term of the class of directors in which the vacancy occurred and until the director’s successor is elected and has duly qualified, or until such director’s earlier death, resignation or removal. Any increase or decrease in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of our directors.
Our Board of Directors is currently composed of seven members. There are two nominees for Class I directors who, if elected, will each serve until the 2023 Annual Meeting of Stockholders and until their respective successor is elected and duly qualified, or until his or her death, resignation or removal. Each nominee is currently a director whose term of office expires in 2020 and is being nominated for re-election. A director is elected by a plurality of the votes present in person or represented by proxy and entitled to vote at the Annual Meeting. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the nominees named below.
Nominees
Our Nominating and Corporate Governance Committee has recommended, and our Board of Directors has approved, Herbert D. Montgomery and Ernest Mario, Ph.D. as nominees for election as Class I directors at the Annual Meeting. If elected, Mr. Montgomery and Dr. Mario will each serve as a Class I director until the 2023 annual meeting of stockholders and until his respective successor is duly elected and qualified. Mr. Montgomery and Dr. Mario are currently directors of our company. For information concerning the nominees, please see the section titled “Board of Directors and Corporate Governance.”
If you are a stockholder of record and you sign your proxy card or vote by telephone or over the Internet but do not give instructions with respect to the voting of directors, your shares will be voted “FOR” the re-election of Mr. Montgomery and Dr. Mario. We expect that Mr. Montgomery and Dr. Mario will accept such nomination; however, in the event that a director nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxy will be voted for any nominee who shall be designated by our Board of Directors to fill such vacancy. If you are a street name stockholder and you do not give voting instructions to your broker or nominee, your broker will leave your shares unvoted on this matter.
Vote Required
The election of a director requires a plurality vote of the shares of our common stock present in person or by proxy at the Annual Meeting and entitled to vote thereon to be approved. Broker non-votes and abstentions will have no effect on this proposal.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE NOMINEES NAMED ABOVE.

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE
The following table sets forth the names, ages as of March 31, 2020, and certain other information for our directors with terms expiring at the Annual Meeting (who are nominees for election as directors at the Annual Meeting) and for each of the other current members of our Board of Directors:

Directors	Class	Age	Position	Director Since	Current Term Expires	Expiration of Term For Which Nominated
Ernest Mario, Ph.D.(1)(3)	I	81	Director	2018	2020	2023
Herbert D. Montgomery(1)(2)	I	77	Director	2016	2020	2023
Raymond Townsend, Pharm.D(2)(3)	II	75	Director	2013	2021	-
Ervin Veszprémi(1)(3)	II	61	Director	2013	2021	-
Richard Chin, M.D.	III	53	Chief Executive Officer and Director	2012	2022	-
Joseph S. McCracken, D.V.M.(2)(3)	III	66	Director	2018	2022	-
Denise M. Bevers	III	52	President, Chief Operating Officer and Director	2018	2022	-

(1)	Member of our Audit Committee

(2)	Member of our Compensation Committee

(3)	Member of our Nominating and Corporate Governance Committee

Nominees for Directors
Ernest Mario, Ph.D., was appointed to our Board of Directors effective April 2, 2018 and previously served as a member of the Board from February 15, 2013 until May 23, 2016. Dr. Mario served as Deputy Chairman of Glaxo Holdings plc from 1992 to 1993 and as Chief Executive Officer from 1989 to 1993. From 1993 until 2001, he was Chairman and Chief Executive Officer of ALZA Corporation, a drug delivery technology company acquired by Johnson & Johnson in 2001. From 2003 until 2007, Dr. Mario served as Chairman and Chief Executive Officer of Reliant Pharmaceuticals, which was acquired by GlaxoSmithKline. He currently is Chairman of Soleno Therapeutics Inc., a public pharmaceutical company developing novel therapeutic products to treat migraine and allergic rhinitis. He is also a Venture Partner with Pappas Ventures and serves on a number of corporate boards, including the following public companies: Soleno Therapeutics Inc., Amplitude Healthcare Acquisition Corporation and Eyenovia Inc. Dr. Mario earned a B.S. in pharmacy at Rutgers University and his M.S. and Ph.D. in physical sciences at the University of Rhode Island. He holds honorary doctorates from the University of Rhode Island and Rutgers University. In 2007 he was awarded the Remington Medal by the American Pharmacists’ Association, pharmacy’s highest honor. Because of his extensive experience in the pharmaceutical industry and his extensive experience serving on public company boards of directors, Dr. Mario is well qualified to serve on our Board.
Herbert D. Montgomery was appointed to our Board of Directors effective April 15, 2016. Mr. Montgomery has worked as a consultant providing senior management and financial consulting services since January 2009. From January 2001 until December 2008, Mr. Montgomery was Vice Chairman and Chief Executive Officer of Lightpost Holdings, LLC. From November 1999 to May 2001, Mr. Montgomery was Executive Vice President, Chief Financial Officer and Treasurer of Standard Media International. From January 1998 to November 1999, Mr. Montgomery was the Senior Vice President, Chief Financial Officer and Treasurer of Cotelligent, Inc. From June 1994 to January 1998, Mr. Montgomery was Senior Vice President, Chief Financial Officer and Treasurer of Guy F. Atkinson. Mr. Montgomery has taken three companies public and has served as financial advisor of technology, product and services companies over the last 30 years. Mr. Montgomery holds a Master of Science degree in Management and a Bachelor of Science degree in Finance from California State University, Northridge. Mr. Montgomery was Chairman of the Board and Director of The Institute for OneWorld Health, a Bill and Melinda

Gates Foundation-funded nonprofit organization, engaged in developing drugs for neglected diseases, from 2000 to 2010. Mr. Montgomery was a Board Director of Bank of San Clemente from 1987 to 1991. Because of his extensive experience in senior management roles, including in the pharmaceutical industry, and his financial expertise, Mr. Montgomery is well qualified to serve on our Board.
Continuing Directors
Raymond Townsend, Pharm.D., was appointed to our Board of Directors on November 11, 2013. From 2001 until his retirement in 2017, Dr. Townsend served as the President of Wasatch Health Outcomes, Inc., his personal consulting firm engaged in providing support for pharmaceutical product development, pricing and commercialization. From 1978 to 1988, Dr. Townsend was employed in various positions at the Upjohn Company, where he pioneered the first modern pharmacoeconomic research department within the pharmaceutical industry. Between 1988 and 1997, he served in various positions at Glaxo (now GlaxoSmithKline), culminating in the positions of Worldwide Director and Vice President, Outcomes, Epidemiology and Policy Research. Between 1998 and 2001, he was co-founder and Chief Executive Officer of Strategic Outcomes Services, Inc. From 2004 to 2009, he was Senior Vice President, Pharmacoeconomic & Epidemiology Outcomes Research, at Elan Pharmaceuticals, Inc. Dr. Townsend earned a B.A. in Economics at California State University and his Doctor of Pharmacy degree from the University of California, San Francisco. Dr. Townsend is well qualified to serve as a director because of his extensive experience in senior management roles in the pharmaceutical industry.
Ervin Veszprémi has been a member of our Board of Directors since February 15, 2013. He was the Chief Executive Officer of Invent Farma, a vertically integrated generics company, from January 2015 until October 2016. Previously he served as Chief Executive Officer of Medichem, a pharmaceutical manufacturer, between 2003 and 2014, and has nearly 30 years of experience in the pharmaceutical industry, including 15 years in the animal health sector. Mr. Veszprémi served as the Vice President and Global Head of Marketing for Novartis Animal Health, one of the largest veterinary companies in the world, from 1998 to 2002. Mr. Veszprémi holds a physiology degree from the University of British Columbia and has studied management at Harvard Business School and Stanford University. Because of his extensive experience in the veterinary pharmaceutical industry, his extensive experience in commercialization, and his knowledge of the global animal health market, Mr. Veszprémi is well qualified to serve on our Board of Directors.
Richard Chin, M.D., is one of our co-founders and has served as our Chief Executive Officer since October 2012. From October 2012 to October 2018, he also served as our President. From October 2008 until December 2011, he was Chief Executive Officer of OneWorld Health, a Bill and Melinda Gates Foundation-funded nonprofit organization engaged in developing drugs for neglected diseases. From July 2006 until October 2008, Dr. Chin was President and Chief Executive Officer of Oxigene, a biotechnology company. From June 2004 to July 2006, he served at Elan Pharmaceuticals, initially as Senior Vice President of Medical Affairs, and then as Senior Vice President of Global Development. From March 1999 to June 2004, Dr. Chin served in various roles at Genentech, Inc., now a Division of Roche Group, culminating in his last position as the Head of Clinical Research for Biotherapeutics Unit, overseeing clinical development of all Genentech products except for oncology products. Dr. Chin currently serves as an adjunct professor at the University of California at San Francisco. Dr. Chin received his M.D. from Harvard University and also holds a law degree from Oxford University, where he studied as a Rhodes Scholar. Through his experience and knowledge of our operations, and his experience in drug development, and his experience serving on public company boards of directors, Dr. Chin is well-suited to serve as a member of our Board of Directors.
Dr. Joseph S. McCracken, D.V.M., was appointed to our Board of Directors effective April 20, 2018. Dr. McCracken currently advises biopharmaceutical companies on the design and implementation of corporate strategy and business development initiatives. Dr. McCracken also serves on the boards of biopharmaceutical companies, including as a Director of Alkahest, Inc., Savara Pharmaceuticals, Regimmune Inc., Modalis Therapeutics, Neuropore Therapies and Lumos Pharma, Inc., and he previously served as a Director of NexVet. From July 2011 to September 2013, Dr. McCracken was Vice President and Global Head of Business Development & Licensing for Roche Pharma, a research-focused healthcare company, where he was responsible for Roche Pharma’s global in-licensing and out-licensing activities. From October 2009 until July 2011 he was General Manager, Roche Pharma Japan & Asia Regional Head, Roche Partnering. Prior to joining Roche Pharma, Dr. McCracken held the position of Vice President, Business Development at Genentech for more than 9 years, and previously held similar positions at Aventis Pharma and Rhone-Poulenc Rorer. Dr. McCracken holds a Bachelor of Science in Microbiology, a Master of Science in Pharmacology and a Doctorate of Veterinary Medicine from The Ohio State University. We believe Dr.

McCracken’s extensive experience in the biotechnology and pharmaceutical industries qualifies him to serve on the Board of Directors.
Denise M. Bevers is one of our co-founders and has served as our Chief Operating Officer since October 2012 and our Secretary since November 2013. On October 19, 2018, she was appointed to serve as our President and to our Board of Directors. Ms. Bevers co-founded and served as the President and Chief Executive Officer of SD Scientific, Inc., a privately held, full-service medical affairs and communications company, from August 2005 to June 2013. She has over 20 years of human pharmaceutical and research experience and is an expert in clinical operations, medical affairs, and scientific communications. Ms. Bevers has managed dozens of human drug development programs from Phase I through Phase IV at pharmaceutical companies Elan Pharmaceuticals and Skyepharma, and at Quintiles, a contract research organization. She began her clinical research career in 1989 as the Division Lead of the Urology Department at Scripps Clinic and Research Foundation, a non-profit medical research foundation, where she was integral in implementing the policies and procedures for the organization’s clinical research programs. Ms. Bevers earned an M.B.A. from Keller Graduate School of Management and a B.S. in Ecology, Behavior, and Evolution from the University of California San Diego, Revelle College. Through her experience and knowledge of our operations, and her extensive experience in the biotechnology and pharmaceutical industries, Ms. Bevers is well-suited to serve as a member of our Board of Directors.
Director Independence
Our Board of Directors currently consists of seven members. Dr. Chin and Ms. Bevers are not considered independent directors, because Dr. Chin serves as our Chief Executive Officer and Ms. Bevers serves as our President and Chief Operating Officer. Our Board of Directors has determined that each of our other directors is an independent director in accordance with the listing requirements of The NASDAQ Stock Market. Pursuant to NASDAQ rules, our Board must consist of a majority of independent directors. The NASDAQ independence definition includes a series of objective tests, including that the director is not, and has not been for at least three years, one of our employees and that neither the director nor any of his family members has engaged in various types of business dealings with us. In addition, as required by NASDAQ rules, our Board of Directors has made a subjective determination as to each independent director that no relationships exist, which, in the opinion of our Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In making these determinations, our Board of Directors reviewed and discussed information provided by the directors and us with regard to each director’s business and personal activities and relationships as they may relate to us and our management. There are no family relationships among any of our directors or executive officers.
Classified Board of Directors
In accordance with our amended and restated certificate of incorporation, our Board of Directors is divided into three classes with staggered, three-year terms. At each annual meeting of stockholders, the successors to directors whose terms then expire will be elected to serve from the time of election and qualification until the third annual meeting following election. Our directors are classified as follows:

•	the Class I directors are Ernest Mario and Herbert D. Montgomery, and their terms will expire at our 2020 annual meeting of stockholders;

•	the Class II directors are Raymond Townsend and Ervin Veszprémi, and their terms will expire at our 2021 annual meeting of stockholders; and

•	the Class III directors are Richard Chin, Joseph McCracken and Denise M. Bevers, and their terms will expire at our 2022 annual meeting of stockholders.
Our Board of Directors has not appointed a Chairman of the Board, and Dr. Chin, our Chief Executive Officer, generally chairs meetings of our Board. Our amended and restated certificate of incorporation provides that the authorized number of directors may be changed only by resolution of the Board of Directors. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors. The division of our Board of Directors into three classes with staggered three-year terms may delay or prevent a change of our management or a change in control of our company.

Leadership Structure of the Board
Our directors may be removed only for cause by the affirmative vote of the holders of at least two-thirds of our outstanding voting stock entitled to vote in the election of directors. Our amended and restated bylaws and corporate governance guidelines provide our Board of Directors with flexibility in its discretion to combine or separate the positions of Chairman of the Board and Chief Executive Officer, if we elect to appoint a Chairman of the Board. Currently we do not have a Chairman of the Board or a lead director. Our Board believes that oversight of our company is the responsibility of our Board as a whole, and that this responsibility can be properly discharged without a Chairman or lead director.
Board Meetings and Committees
During our fiscal year ended December 31, 2019, the Board of Directors held seven meetings (including regularly scheduled and special meetings), and each director attended 100% of the aggregate of (i) the total number of meetings of our Board of Directors held during the period for which he or she has been a director and (ii) the total number of meetings held by all committees of our Board of Directors on which he or she served during the periods that he served.
Although we do not have a formal policy regarding attendance by members of our Board of Directors at annual meetings of stockholders, we encourage, but do not require, our directors to attend. Each of our directors attended our 2019 Annual Meeting of Stockholders, either in person or by means of teleconference.
Our Board has established three standing committees: audit, compensation, and nominating and corporate governance-each of which operates under a written charter that has been approved by our Board. Each committee charter has been posted on the Corporate Governance section of our website at www.kindredbio.com. The reference to our website address does not constitute incorporation by reference of the information contained at or available through our website, and you should not consider it to be a part of this Proxy Statement.
Audit Committee
The Audit Committee’s responsibilities include:

•	appointing, approving the compensation of, and assessing the independence of our registered public accounting firm;

•	overseeing the work of our registered public accounting firm, including through the receipt and consideration of reports from such firm;

•	reviewing and discussing with management and the registered public accounting firm our annual and quarterly financial statements and related disclosures;

•	monitoring our internal control over financial reporting, disclosure controls and procedures and code of business conduct and ethics;

•	discussing our risk management policies;

•	establishing policies regarding hiring employees from the registered public accounting firm and procedures for the receipt and retention of accounting related complaints and concerns;

•	meeting independently with our internal auditing staff, if any, registered public accounting firm and management;

•	reviewing and approving or ratifying any related person transactions; and

•	preparing the Audit Committee report required by SEC rules.

The members of our Audit Committee are Mr. Montgomery, Dr. Mario and Mr. Veszprémi, and Mr. Montgomery serves as the chairperson of the committee. Our Board of Directors has determined that each of Mr. Montgomery, Dr. Mario and Mr. Veszprémi is an independent director under NASDAQ rules and under SEC Rule 10A-3. All members of our Audit Committee meet the requirements for financial literacy under the applicable rules and regulations of the SEC and NASDAQ. Our Board of Directors has determined that Mr. Montgomery is an “audit committee financial expert” as defined by applicable SEC rules and has the requisite financial sophistication as defined under the applicable NASDAQ rules and regulations. The Audit Committee met four times during 2019.
Compensation Committee
The Compensation Committee’s responsibilities include:

•	annually reviewing and approving corporate goals and objectives relevant to CEO compensation;

•	determining our CEO’s compensation;

•	reviewing and approving, or making recommendations to our Board with respect to, the compensation of our other executive officers;

•	overseeing an evaluation of our senior executives;

•	overseeing and administering our cash and equity incentive plans;

•	reviewing and making recommendations to our Board with respect to director compensation;

•	reviewing and discussing annually with management our “Compensation Discussion and Analysis”; and

•	preparing the annual Compensation Committee report to be included in our Proxy Statements.
The members of our Compensation Committee are Dr. Townsend, Mr. McCracken, and Mr. Montgomery, and Dr. Townsend serves as the chairperson of the committee. Our Board has determined that each of Dr. Townsend, Mr. McCracken and Mr. Montgomery is independent under the applicable NASDAQ rules and regulations, and is a “non-employee director” as defined in Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Compensation Committee met two times during 2019.
Nominating and Corporate Governance Committee
The Nominating and Corporate Governance Committee’s responsibilities include:

•	identifying individuals qualified to become Board members;

•	recommending to our Board the persons to be nominated for election as directors and to each of the Board’s committees;

•	reviewing and making recommendations to the Board with respect to management succession planning;

•	developing and recommending to the Board corporate governance principles; and

•	overseeing an annual evaluation of the Board.
The members of our Nominating and Corporate Governance Committee are Mr. Veszprémi, Dr. Mario, Mr. McCracken and Dr. Townsend, and Mr. Veszprémi serves as the chairperson of the committee. Our Board has determined that each of Mr. Veszprémi, Dr. Mario, Mr. McCracken and Dr. Townsend is independent under the applicable NASDAQ rules and regulations. The Nominating and Corporate Governance Committee met one time during 2019.

Compensation Committee Interlocks and Insider Participation
During 2019 and as of the date of this Proxy Statement, none of the members of our Compensation Committee was or is an officer or employee of the Company. In addition, during 2019, none of our executive officers served as a director or on the compensation committee (or its equivalent) of another entity that had one or more of its executive officers serve on our Compensation Committee or Board.

Code of Ethics and Business Conduct
We have adopted a written code of ethics and business conduct that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller and persons performing similar functions. Our code of ethics and business conduct is available under the Corporate Governance section of our website at www.kindredbio.com. In addition, we intend to post on our website all disclosures that are required by law or the listing standards of The NASDAQ Stock Market concerning any amendments to, or waivers from, any provision of the code. The reference to our website address does not constitute incorporation by reference of the information contained at or available through our website, and you should not consider it to be a part of this Proxy Statement.
Considerations in Evaluating Director Nominees
Our Nominating and Corporate Governance Committee uses a variety of criteria and methods for identifying and evaluating director nominees. In its evaluation of director candidates, our Nominating and Corporate Governance Committee considers the current size and composition of our Board of Directors and the needs of our Board of Directors and the respective committees of our Board of Directors. Some of the qualifications that our Nominating and Corporate Governance Committee considers include, without limitation, personal and professional integrity, experience in corporate management, financial experience, experience in our industry, prior experience as a director of public and private companies, relevant academic experience, diversity of background and perspective, and independence under applicable corporate governance rules. Director candidates must have sufficient time available in the judgment of our Nominating and Corporate Governance Committee to perform all Board of Directors and committee responsibilities.

Our Board of Directors and Nominating and Corporate Governance Committee believe that our Board of Directors should be a diverse body.  The Charter of the Nominating and Corporate Governance Committee states that, in recommending candidates for election or appointment to the Board of Directors, the Nominating and Corporate Governance Committee may consider diversity of background and perspective, including with respect to age, gender, race, expertise, and experience in substantive matters pertaining to our industry relative to other Board members.  Our Nominating and Corporate Governance Committee considers these diversity factors as well as the other factors described in the preceding paragraph in recommending to our full Board of Directors the nominees for election or appointment to the Board of Directors. Our Nominating and Corporate Governance Committee may also consider such other factors as it may deem, from time to time, are in our and our stockholders’ best interests.

Stockholder Recommendations for Nominations to the Board of Directors
Our Nominating and Corporate Governance Committee will consider candidates for director recommended by stockholders so long as such recommending stockholder was a stockholder of record both at the time of giving notice and at the time of the annual meeting, and such recommendations comply with our amended and restated certificate of incorporation and amended and restated bylaws and applicable laws, rules and regulations, including those promulgated by the SEC. The Nominating and Corporate Governance Committee will evaluate such recommendations in accordance with its charter, our amended and restated bylaws, our policies and procedures for director candidates, as well as the regular director nominee criteria described above. This process is designed to ensure that our Board of Directors includes members with diverse backgrounds, skills and experience, including appropriate financial and other expertise relevant to our business. Eligible stockholders wishing to recommend a candidate for nomination should contact the Secretary in writing. Our Nominating and Corporate Governance Committee has discretion to decide which individuals to recommend for nomination as directors.

Any nomination should be sent in writing to our Secretary at Kindred Biosciences, Inc., 1555 Bayshore Highway, Suite 200, Burlingame, California 94010. To be timely for our 2021 annual meeting of stockholders, our Secretary must receive the nomination by the date specified in the “Stockholder Proposals” section above.
Communications with the Board of Directors
Interested parties wishing to communicate with our Board of Directors or with an individual member or members of our Board of Directors may do so by writing to our Board of Directors or to the particular member or members of our Board of Directors, and mailing the correspondence to our Secretary at Kindred Biosciences, Inc., 1555 Bayshore Highway, Suite 200, Burlingame, California 94010. Each communication should set forth (i) the name and address of the stockholder, as it appears on our books, and if the shares of our common stock are held by a nominee, the name and address of the beneficial owner of such shares, and (ii) the number of shares of our common stock that are owned of record by the record holder and beneficially by the beneficial owner.
Our Secretary in consultation with appropriate members of our Board of Directors as necessary, will review all incoming communications and, if appropriate, all such communications will be forwarded to the appropriate member or members of our Board of Directors, or if none is specified, to Richard Chin.
Role of Board in Risk Oversight Process
Risk assessment and oversight are an integral part of our governance and management processes. Our Board of Directors encourages management to promote a culture that incorporates risk management into our corporate strategy and day-to-day business operations. Management discusses strategic and operational risks at regular management meetings and conducts specific strategic planning and review sessions during the year that include a focused discussion and analysis of the risks we face. Throughout the year, senior management reviews these risks with the Board of Directors at regular Board meetings as part of management presentations that focus on particular business functions, operations or strategies, and presents the steps taken by management to mitigate or eliminate such risks. Our Board of Directors does not have a standing risk management committee, but rather administers this oversight function directly through the Board of Directors as a whole, as well as through standing committees of the Board of Directors that will address risks inherent in their respective areas of oversight. In particular, our Audit Committee is responsible for overseeing our major financial risk exposures and the steps our management has taken to monitor and control these exposures. The Audit Committee also monitors compliance with legal and regulatory requirements and considers and approves or disapproves any related-person transactions. Our Nominating and Corporate Governance Committee monitors the effectiveness of our corporate governance guidelines. Our Compensation Committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking by our management.
Director Compensation
Our director compensation program is intended to enable us to attract and retain qualified and experienced individuals to serve as directors and to align our directors’ interests with those of our stockholders. Directors who are also employees of our company do not receive compensation for their service on our Board of Directors.
Non-employee directors do not receive cash for their services. Non-employee directors receive a retainer paid in stock options for service on the Board of Directors or for service on each committee of which the director is a member. The chairman of each committee receives a higher retainer for such service. The stock options vest quarterly over a period of one year measured from the date of grant. All options are granted with an exercise price equal to the fair market value of our common stock on the date of grant. The stock options awarded in 2019 to non-employee directors for service on the Board of Directors and for service on each committee of the Board of Directors on which the director is a member were as follows:

Name	Member Annual Grant	Committee Annual Grant Other than the Chairman	Chairman Annual Grant
Board of Directors	46,000
Audit Committee		2,000	4,000
Compensation Committee		1,500	3,000
Nominating and Corporate Governance Committee		1,000	2,000

In February 2019, we granted to Mr. Montgomery a stock option to purchase 51,500 shares, each of Mr. Veszprémi and Dr. Townsend a stock option to purchase 50,000 shares, Dr. Mario a stock option to purchase 49,000 shares, and Mr. McCracken a stock option to purchase 48,500 shares of our common stock at an exercise price of $9.91 per share.
The following table sets forth information regarding the compensation of our non-employee directors earned during 2019:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)(1)	Total ($)
Herbert D. Montgomery	—	—	266,697	266,697
Raymond Townsend, Pharm.D.	—	—	258,930	258,930
Ervin Veszprémi	—	—	258,930	258,930
Ernest Mario, Ph.D.	—	—	253,751	253,751
Joseph McCracken, D.V.M.	—	—	251,162	251,162

(1)
Amounts represent the aggregate grant date fair value of awards computed in accordance with ASC Topic 718, excluding the effects of any estimated forfeitures. For additional information on the valuation assumptions, refer to the “Stock-based Compensation” and “Valuation Assumptions” under the “Notes to the Financial Statements” in our Annual Report on Form 10-K for the year ended December 31, 2019, filed with the SEC on March 16, 2020.

The table below shows the aggregate numbers of shares of common stock underlying option awards (exercisable and unexercisable) held as of December 31, 2019 by each non-employee director who was serving as of December 31, 2019:

Name	Number of Shares Underlying Exercisable Options Outstanding at Fiscal Year End	Number of Shares Underlying Unexercisable Options Outstanding at Fiscal Year End
Herbert D. Montgomery	194,375	12,875
Raymond Townsend, Pharm.D.	279,292	12,500
Ervin Veszprémi	345,900	12,500
Ernest Mario, Ph.D.	192,353	12,250
Joseph McCracken, D.V.M.	88,265	12,125

PROPOSAL NO. 2 - ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION
We are asking our stockholders to approve, on an advisory basis, the compensation of our Named Executive Officers as described in the Compensation Discussion and Analysis, the executive compensation tables and accompanying narrative disclosure, as provided on pages 16 to 41. Accordingly, we are asking our stockholders to vote on the following resolution:
RESOLVED, that the holders of common stock approve the compensation of our named executive officers as disclosed in this Proxy Statement pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, the executive compensation tables and accompanying narrative disclosures.
As an advisory vote, this proposal is not binding on the Company. However, the Company values input from its stockholders and will consider the outcome of the vote when making future executive compensation decisions.
Our Compensation Committee and Board of Directors believes that our executive compensation program aligns well with our philosophy and corporate performance, and that it incentivizes and rewards our leadership for increasing stockholder value, while aligning the interest of our leadership with those of our stockholders on an annual and long-term basis.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL, ON AN ADVISORY BASIS, OF OUR EXECUTIVE COMPENSATION.

EXECUTIVE OFFICERS
Executive Officers
The following table sets forth the name, age and position of each of our executive officers as of March 31, 2020:

Named Executive Officers	Age	Position
Richard Chin, M.D.	53	Chief Executive Officer and Director
Denise M. Bevers	52	President, Chief Operating Officer, Secretary and Director
Wendy Wee	67	Chief Financial Officer
Hangjun Zhan, Ph.D.	60	Chief Scientific Officer
Richard Chin, M.D., is one of our co-founders and has served as our Chief Executive Officer since October 2012. He also served as our President from October 2012 to October 2018. Additional information regarding Dr. Chin is set forth above under “Board of Directors and Corporate Governance.”
Denise M. Bevers is one of our co-founders and has served as our Chief Operating Officer since October 2012, our Secretary since November 11, 2013 and our President since October 19, 2018. Additional information regarding Ms. Bevers is set forth above under “Board of Directors and Corporate Governance.”
Wendy Wee has served as our Chief Financial Officer since July 27, 2017. Ms. Wee initially worked with the Company as a consultant beginning in October, 2014 and as our Vice President of Finance since December 30, 2014 until accepting her role as Chief Financial Officer. From 2002 until August 2014, Ms. Wee served in various positions at Telik, Inc., a biotechnology company focused on oncology, including as Principal Financial and Accounting Officer, Vice President of Finance, and Controller. Prior to her time at Telik, Inc., Ms. Wee was the Senior Director of Finance and Controller at Connetics, Inc., a biotechnology company focused on dermatological diseases. Previous to that, she held various management positions at Silicon Graphics, Inc., MIPS Computer Systems and Unisys Corporation.

Hangjun Zhan, Ph.D., has served as our Chief Scientific Officer since January 16, 2018. Dr. Zhan has over 20 years of experience in the biotechnology sector and is a world renowned expert in protein design, expression, production, biochemistry, and biophysics. He holds a B.Sc. degree from Zhejiang University, M.S. and Ph.D. degrees from the University of Washington, and completed a post-doctoral fellowship at Harvard Medical School. Dr. Zhan is also the lead author of many peer-reviewed publications and book chapters. Previously, Dr. Zhan held positions at several biotechnology companies including Exelixis, Celera Genomics (Axys), Arris, and Aragen, where he led teams that successfully developed multiple products.

COMPENSATION COMMITTEE REPORT
The Compensation Committee has reviewed and discussed with management the following Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K. Based on our review and discussions, the Compensation Committee has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.
Compensation Committee
Raymond Townsend, Pharm.D
Joseph S. McCracken, D.V.M.
Herbert D. Montgomery

COMPENSATION DISCUSSION AND ANALYSIS

Introduction

This Compensation Discussion and Analysis provides information regarding the 2019 compensation program for our principal executive officer, our principal financial officer, and the two executive officers (other than our principal executive officer and principal financial officer) at fiscal year-end who were our most highly-compensated executive officers (our “Named Executive Officers”). For 2019, our Named Executive Officers were:

•	Richard Chin, M.D., our Chief Executive Officer (our “CEO”);

•	Denise M. Bevers, our President and Chief Operating Officer;

•	Wendy Wee, our Chief Financial Officer; and

•	Hangjun Zhan, Ph.D, our Chief Scientific Officer.

This Compensation Discussion and Analysis describes the material elements of our executive compensation program during 2019. It also provides an overview of our executive compensation philosophy, including our principal compensation policies and practices. Finally, it analyzes how and why the Compensation Committee of our Board of Directors (the “Compensation Committee”) arrived at the specific compensation decisions for our Named Executive Officers in 2019, and discusses the key factors that the Compensation Committee considered in determining their compensation.

Executive Summary

Who We Are

We are a biopharmaceutical company focused on saving and improving the lives of pets. Our mission is to bring to our pets the same kinds of safe and effective medicines that our human family members enjoy. Our core strategy is to identify compounds and targets that have already demonstrated safety and efficacy in humans and to develop therapeutics based on these validated compounds and targets for pets, primarily dogs, cats and horses. We believe that this approach will lead to shorter development times and higher approval rates than pursuing new, non-validated compounds and targets. Our current portfolio includes one approved product and over 20 product candidates in development, consisting of both small molecules and biologics. In March 2020, we sold our second approved product, Mirataz®, to Dechra Pharmaceuticals PLC.

        2019 Business Results

In 2019, we continued our transition to a commercial-stage company and continued the development of our product candidates. Our financial results for the year were as follows:

•	For 2019, our net loss was $61.4 million, or $1.59 per share, as compared to a net loss of $49.7 million, or $1.60 per share, in 2018.

•	We recorded $4.3 million in net product revenues for 2019, as compared to $2.0 million for 2018.

•	The cost of product sales totaled $0.6 million for 2019, resulting in a gross margin of 86% for the full year.

•	Our second product candidate, Zimeta IV, was approved by the FDA in November 2019 and became commercially available in December 2019.

•	In December 2019, the European Medicines Agency (EMA) granted marketing authorization of Mirataz in all 28-member states of the European Union, together with Iceland, Liechtenstein and Norway.

•	We reported positive topline results from our pilot field effectiveness study of KIND-510a, a long-acting feline recombinant erythropoietin in January 2019.

•
In July 2019, we reported positive topline results from our pilot field effectiveness study of KIND-016, a fully caninized, high-affinity monoclonal antibody targeting interleukin-31, for the treatment of atopic dermititis in dogs.

•	In August 2019, we announced positive results from our pilot efficacy study of KIND-030, a chimeric, high-affinity monoclonal antibody targeting canine parvovirus (CPV).

•
In December 2019 we announced the outcome of a positive pilot laboratory study of KIND-032, a fully caninized monoclonal antibody targeting interleukin-4 receptor, for the treatment of atopic dermatitis in dogs.

•
As of December 31, 2019, we had $73.5 million in cash, cash equivalents, and investments, compared to $73.9 million at December 31, 2018. Net cash used in operating activities in 2019 was approximately $56.3 million.

Executive Compensation Results

Based on our overall operating environment and these results, the Compensation Committee took the following key actions with respect to the compensation of our Named Executive Officers for and during 2019:

•	Base Salaries - Approved setting their annual base salaries at amounts ranging from $345,000 to $455,000, in addition to setting the annual base salary of our CEO at $620,000.

•
Annual Cash Bonuses - Approved annual cash bonuses in amounts ranging from 85% to 90% of their target annual cash bonus opportunities, including an annual cash bonus for our CEO in the amount of $279,000, equal to 75% of his target annual cash bonus opportunity.

•
Long-Term Incentive Compensation - Granted long-term incentive compensation opportunities in the form of options to purchase shares of our common stock with aggregate grant date fair values ranging from $550,000 to $825,000, as well as an option to purchase shares of our common stock and a restricted stock unit ("RSU") award that may vest and be settled for shares of our common stock for our CEO with an aggregate grant date fair value of approximately $2,695,500.

Pay-for-Performance

We believe our executive compensation program is reasonable, competitive, and appropriately balances the goals of attracting, motivating, rewarding, and retaining our executive officers with the goal of aligning their interests with those of our stockholders. To ensure this alignment and to motivate and reward individual initiative and effort, a substantial portion of our executive officers’ target annual total direct compensation opportunity is both variable and “at-risk.”

We emphasize variable compensation that appropriately rewards our Named Executive Officers through three separate compensation elements:

•
First, we provide the opportunity to participate in our annual cash bonus plan, which provides for payments if they produce short-term financial, operational, and strategic results that meet or exceed the corporate and individual goals established by our Board of Directors and the Compensation Committee.

•
In addition, we grant options to purchase shares of our common stock, which comprise a substantial portion of their target total direct compensation opportunities, the value of which depends entirely on appreciation in the value of our common stock, aligning their interests with those of our stockholders.

•
Finally, we grant RSUs (to our CEO only during 2019), the value of which depends entirely on the value of our common stock, thereby incentivizing our CEO to build sustainable long-term value for the benefit of our stockholders.

These variable pay elements ensure that a substantial portion of our executive officers’ target total direct compensation is contingent (rather than fixed) in nature, with the amounts ultimately payable subject to variability above or below target levels commensurate with our actual performance.

We believe that this design provides balanced incentives for our executive officers to drive financial performance and long-term growth.

Executive Compensation Policies and Practices

We endeavor to maintain sound governance standards consistent with our executive compensation policies and practices. The Compensation Committee evaluates our executive compensation program on a regular basis to ensure that it is consistent with our short-term and long-term goals given the dynamic nature of our business and the market in which we compete for executive talent. The following summarizes our executive compensation and related policies and practices:

What We Do

•
Compensation At-Risk. Our executive compensation program is designed so that a significant portion of our Named Executive Officers’ compensation is “at risk” based on corporate performance, as well as equity-based, to align the interests of our executive officers and stockholders.

•
Use a “Pay-for-Performance” Philosophy. The majority of our Named Executive Officers’ compensation is directly linked to corporate performance; we also structure their target total direct compensation opportunities with a significant long-term equity component, thereby making a substantial portion of each Named Executive Officer’s target total direct compensation dependent upon our stock price performance.

•	Maintain an Independent Compensation Committee. The Compensation Committee consists solely of independent directors who establish our compensation practices.

•
Retain an Independent Compensation Advisor. The Compensation Committee has engaged its own compensation consultant to provide information, analysis, and other advice on executive compensation independent of management. This consultant performed no other consulting or other services for us in 2019.

•
Annual Executive Compensation Review. The Compensation Committee conducts an annual review and approval of our compensation strategy, including a review and determination of our compensation peer group used for comparative purposes.

What We Do Not Do

•	No Guaranteed Bonuses. We do not provide guaranteed bonuses to our Named Executive Officers.

•
No Executive Retirement Plans. We do not currently offer, nor do we have plans to offer, defined benefit pension plans or any non-qualified deferred compensation plans or arrangements to our Named Executive Officers other than the plans and arrangements that are available to all employees. Our Named Executive Officers are eligible to participate in our Section 401(k) retirement savings plan on the same basis as our other employees.

•	No Hedging. We prohibit our employees (including our Named Executive Officers) and the non-employee members of our Board of Directors from hedging our securities.

•	No Special Welfare or Health Benefits. We do not provide our Named Executive Officers with any welfare or health benefit programs, other than participation in our broad-based employee programs.

•	No Stock Option Re-pricing. We do not permit options to purchase shares of our common stock to be re-priced to a lower exercise price without the approval of our stockholders.

Stockholder Advisory Votes on Named Executive Officer Compensation

At our Annual Meeting of Stockholders in 2019, we conducted the following stockholder advisory votes:

•	a non-binding vote on the compensation of our Named Executive Officers (commonly known as a “Say-on-Pay” vote); and

•	a non-binding vote on the frequency of future Say-on-Pay votes (commonly known as a “Say-When-on-Pay” vote).

Our stockholders approved our Say on Pay vote with 83.47% of the shares of the votes cast in favor of the proposal. Based on this significant level of approval, the Compensation Committee determined that no changes should be made to the executive compensation program for 2019.

We value the opinions of our stockholders. Our Board of Directors and the Compensation Committee will consider the outcome of the Say-on-Pay vote, as well as feedback received throughout the year, when making compensation decisions for our executive officers, including our Named Executive Officers.

The majority of our stockholders chose to have the Say on Pay vote annually, with 89.39% of the votes cast choosing this alternative. Based upon the results of this stockholder advisory vote, the our Board of Directors has determined to follow the stockholders’ recommendation and will submit the vote to approve compensation of the named executive officers of the Company on a non-binding, advisory basis to stockholders every year.

Executive Compensation Objectives

The principal objectives of our executive compensation program, policies, and practices are to:

•	offer competitive compensation which enables us to attract and retain high-caliber executives;

•	reward the achievement of our business objectives by directly linking rewards to the achievement of objectives that build long-term stockholder value;

•
recognize both corporate and individual performance by providing opportunities for career advancement and above-median short-term and long-term compensation based on measurable corporate and individual performance; and

•	aligning the interests of our executives with those of our stockholders by incentivizing and rewarding the creation of stockholder value.

Our executive compensation program has reflected, and we expect that it will continue to reflect, the fact that we are a biopharmaceutical company with two products that have been commercialized (one of which we sold to Dechra Pharmaceuticals     PLC in March 2020) and numerous product candidates in pre-clinical and clinical development and subject to regulatory approval. As a result, our revenues have been and will continue to be limited, and we expect to continue to incur net losses for at least the next several years. In an effort to preserve cash resources, our historical compensation programs have focused on long-term incentive compensation in the form of equity awards relative to cash compensation. This approach seeks to place a substantial portion of executive compensation at risk by rewarding our Named Executive Officers, in a manner comparable to our stockholders, for achieving our business and financial objectives.

In addition to long-term incentive compensation, we have also implemented a cash bonus plan for our Named Executive Officers. Payments under this cash bonus plan are based on our level of achievement of pre-established corporate performance goals. All of the performance goals of our Named Executive Officers are tied to corporate objectives to reflect the fact that they make the key strategic decisions influencing our Company as a whole.

We design and implement an executive compensation program that combines both cash and incentive elements based on annual performance objectives and long-term equity elements. The Compensation Committee has not, however, adopted any formal or informal policies or guidelines for allocating compensation between current and long-term compensation, between cash and non-cash compensation, or among different forms of non-cash compensation.

Compensation-Setting Process

Role of the Compensation Committee

The Compensation Committee discharges the responsibilities of our Board of Directors relating to the compensation of our Named Executive Officers. The Compensation Committee has overall responsibility for overseeing our compensation and benefits policies generally, and overseeing and evaluating the compensation plans, policies, and practices applicable to our CEO and other Named Executive Officers.

In carrying out its responsibilities, the Compensation Committee evaluates our compensation policies and practices with a focus on the degree to which these policies and practices reflect our executive compensation philosophy, develops strategies and makes decisions that it believes further our philosophy or align with developments in best compensation practices, and reviews the performance of our Named Executive Officers when making decisions with respect to their compensation.

The Compensation Committee’s authority, duties, and responsibilities are further described in its charter, which is reviewed annually and revised and updated as warranted. The charter is available on our website at www.kindredbio.com.

The Compensation Committee retains a compensation consultant (as described below) to provide support in its review and assessment of our executive compensation program.

Setting Target Total Direct Compensation

The Compensation Committee reviews the base salary levels, annual cash bonus opportunities, and long-term incentive compensation opportunities of our Named Executive Officers and all related performance criteria at the beginning of each year, or more frequently as warranted. Adjustments are generally effective at the beginning of the fiscal year.

The Compensation Committee does not establish a specific target for formulating the target total direct compensation opportunities of our Named Executive Officers. In making decisions about the compensation of our Named Executive Officers, the members of the Compensation Committee rely primarily on their general experience and subjective considerations of various factors, including the following:

•	our executive compensation program objectives;

•	our performance against the financial, operational, and strategic objectives established by the Compensation Committee and our Board of Directors;

•	each individual executive’s knowledge, skills, experience, qualifications, and tenure relative to other similarly-situated executives at the companies in our compensation peer group;

•	the scope of each executive’s role and responsibilities compared to other similarly-situated executives at the companies in our compensation peer group;

•
the prior performance of each individual executive, based on a subjective assessment of his or her contributions to our overall performance, ability to lead his or her business unit or function, and work as part of a team, all of which reflect our core values;

•	the potential of each individual executive to contribute to our long-term financial, operational, and strategic objectives;

•	our CEO’s compensation relative to that of our executives, and compensation parity among our executives;

•	our financial performance relative to our compensation and performance peers;

•
the compensation practices of our compensation peer group and the positioning of each executive’s compensation in a ranking of peer company compensation levels based on an analysis of competitive market data; and

•	the recommendations of our CEO with respect to the compensation of our executives.

These factors provide the framework for compensation decision-making and final decisions regarding the compensation opportunity for each Named Executive Officer. No single factor is determinative in setting compensation levels, nor is the impact of any individual factor on the determination of pay levels quantifiable.

The Compensation Committee does not weight these factors in any predetermined manner, nor does it apply any formulas in developing its decisions. The members of the Compensation Committee consider all of this information in light of their individual experience, knowledge of the Company, knowledge of the competitive market, knowledge of each Named Executive Officer, and business judgment in making their decisions.

The Compensation Committee also considers the potential risks in our business when designing and administering our executive compensation program, and we believe our balanced approach to performance measurement and pay delivery works to avoid misaligned incentives for individuals to undertake excessive or inappropriate risk.

The Compensation Committee does not engage in formal benchmarking against other companies’ compensation programs or practices to establish our compensation levels or make specific compensation decisions with respect to our Named Executive Officers. However, in making its determinations, the Compensation Committee reviews information prepared by an independent compensation consultant analyzing the compensation paid at a representative group of peer companies, to the extent that the executive positions at these companies are considered comparable to our positions and informative of the competitive environment and more broad-based compensation surveys to gain a general understanding of market compensation levels.

Role of Management

In discharging its responsibilities, the Compensation Committee works with members of our management, including our CEO. Our management assists the Compensation Committee by providing information on corporate and individual performance, competitive market data, and management’s perspective on compensation matters. The Compensation Committee solicits and reviews our CEO’s proposals with respect to program structures, as well as his recommendations for adjustments to annual cash compensation, long-term incentive compensation opportunities and other compensation-related matters for our Named Executive Officers (including a recommendation with respect to his own compensation) based on his evaluation of their performance for the prior year.

At the beginning of each year, our CEO reviews the performance of our other Named Executive Officers based on each such individual’s level of performance for the prior year, and then shares these evaluations with, and makes recommendations to, the Compensation Committee for each element of compensation as described above.

The Compensation Committee reviews and discusses his proposals and recommendations with our CEO and considers them as one factor in determining and approving the compensation of our other Named Executive Officers. Our CEO also attends meetings of our Board of Directors and the Compensation Committee at which executive compensation matters are addressed, except with respect to discussions involving his own compensation.

Role of Our Compensation Consultant

The Compensation Committee engages an external compensation consultant to assist it by providing information, analysis, and other advice relating to our executive compensation program and the decisions resulting from its annual executive compensation review. The compensation consultant reports directly to the Compensation Committee and its chair, and serves at the discretion of the Compensation Committee, which reviews the engagement annually.

Beginning in July 2018, the Compensation Committee retained Compensia, Inc. (“Compensia”), a national compensation consulting firm, to serve as its compensation advisor to advise on executive compensation matters, including competitive market pay practices for our executive officers, and with the data analysis and selection of the compensation peer group.

During 2019, Compensia attended the meetings of the Compensation Committee (both with and without management present) as requested and provided the following services:

•	a review and revision of the historical compensation peer group, as appropriate;

•
an analysis of competitive market data based on the compensation peer group for our executive officer positions and evaluating how the compensation we pay our executive officers compares both to our performance and to how the companies in our compensation peer group compensate their executives;

•
providing competitive market data based on the compensation peer group for the non-employee members of our Board of Directors and evaluating how the compensation we pay our non-employee directors compares to how the companies in our compensation peer group compensate their directors;

•	consulting with the Compensation Committee chair and other members between Compensation Committee meetings; and

•	support on other ad hoc matters throughout the year.

The terms of Compensia’s engagement include reporting directly to the Compensation Committee chair. Compensia also coordinated with our management for data collection and job matching for our Named Executive Officers. In 2019, Compensia did not provide any services to us other than the consulting services to the Compensation Committee.

The Compensation Committee regularly reviews the objectivity and independence of the advice provided by its compensation consultant on executive compensation matters. The Compensation Committee has evaluated Compensia’s engagement, and based on the six factors for assessing independence and identifying potential conflicts of interest that are set forth in Exchange Act Rule 10C-1(b)(4) and Rule 5605(d)(3)(D) of the NASDAQ Marketplace Rules, and such other factors as were deemed relevant under the circumstances, has determined that its relationship with Compensia and the work of Compensia on behalf of the Compensation Committee did not raise any conflict of interest.

Competitive Market Data

Starting with our 2019 year, with the assistance of Compensia, we developed a peer group for purposes of assessing our executive compensation against the competitive market. This compensation peer group consists of biotechnology companies that are similar to us in terms of market capitalization, stage of development, therapeutic focus, and number of employees. The competitive data drawn from this compensation peer group is only one of several factors that the Compensation Committee considers, however, in making its decisions with respect to the compensation of our Named Executive Officers.

The companies in the compensation peer group for 2019 were selected on the basis of their similarity to us in size, as determined using the following criteria:

•
market capitalization - approximately 0.33x to approximately 3.0x our market capitalization of approximately $475 million as of the time of selecting the peer group (approximately $160 million to $1.4 billion);

•	industry sector - healthcare, with a focus on biotechnology and pharmaceuticals;

•	clinical phase - pending approval or market; and

•	headcount - 25 to 300 employees.

We also considered several key secondary factors, including a focus on animal health/biotechnology and complexity of pipeline (with a preference for companies with at least three drug candidates in the pipeline).

Our compensation peer group was as follows:

Abeona Therapeutics                        Inovio Pharmaceuticals
Achaogen                                Melinta Therapeutics
Aclaris Therapeutics                       Progenics Pharmaceuticals
Agenus                                    Rigel Pharmaceuticals
Anika Therapeutics                         Sorrento Therapeutics
Aratana Therapeutics                        Synergy Pharmaceuticals
Ardelyx                                    Verastem
CASI Pharmaceuticals                        Vericel
Cytokinetics

In addition, we also considered the compensation practices of the following reference peers: Akorn, Elanco Animal Health and Phibro Animal Health. We included them as reference peers because these companies have a similar focus on animal health, but are too large to be included in our primary peer group.

To analyze the compensation practices of the companies in our compensation peer group, Compensia gathered data from public filings (primarily proxy statements) of the peer group companies. This market data was then used as a reference point for the Compensation Committee to assess our current compensation levels in the course of its deliberations on compensation forms and amounts.

The Compensation Committee reviews our compensation peer group each year and makes adjustments to its composition if warranted, taking into account changes in both our business and the businesses of the companies in the peer group.

Compensation Elements

In 2019, the principal elements of our executive compensation program, and the purposes for each element, were as follows:

Element	Type of Element	Compensation Element	Objective
Base Salary	Fixed	Cash	Designed to attract and retain highly talented executives by providing fixed compensation amounts that are competitive in the market and reward performance
Annual Cash Bonus Awards	Variable	Cash	Designed to motivate our executives to achieve annual corporate and individual objectives and provide financial incentives when we meet or exceed these annual objectives
Long Term Incentive Compensation	Variable	Equity awards in the form of options to purchase shares of our common stock and restricted stock units (to the CEO only) that may vest and be settled for shares of our common stock	Designed to align the interests of our executives and our stockholders by motivating them to create sustainable long-term stockholder value

Base Salaries

Base salary represents the fixed portion of the compensation of our Named Executive Officers and is an important element of compensation intended to attract and retain highly-talented individuals. Generally, we use base salary to provide each Named Executive Officer with a specified level of cash compensation during the year with the expectation that he or she will perform his or her responsibilities to the best of his or her ability and in our best interests.

Generally, we establish the initial base salaries of our Named Executive Officers through arm’s-length negotiation at the time we hire the individual, taking into account his or her position, qualifications, experience, prior salary level, and the base salaries of our other Named Executive Officers. Thereafter, the Compensation Committee reviews the base salaries of our Named Executive Officers each year as part of its annual compensation review, with input from our CEO (including a recommendation with respect to his own base salary) and makes adjustments as it determines to be reasonable and necessary to reflect the scope of a Named Executive Officer’s performance, individual contributions and responsibilities, position in the case of a promotion, and market conditions.

In January 2019, the Compensation Committee reviewed the base salaries of our Named Executive Officers, taking into consideration the recommendations of our CEO, as well as the other factors described in “Compensation-Setting Process - Setting Target Total Direct Compensation” above. Following this review, which revealed that the base compensation for our CEO was not competitive with those of our peer companies, the Compensation Committee approved base salary increases for each of our Named Executive Officers, effective January 1, 2019, to bring their base salaries to levels that were comparable to those of similarly-situated executives at the companies in our compensation peer group. The base salaries of our Named Executive Officers for 2019 were established as follows:

Named Executive Officer	2018 Base Salary	2019 Base Salary	Percentage Adjustment
Richard Chin, M.D.	$520,000	$620,000	19.2%
Denise M. Bevers	$430,500(1)	$455,000	5.7%
Wendy Wee	$330,000	$345,000	4.6%
Hangjun Zhan, Ph.D.	$330,000	$345,000	4.6%

(1) Ms. Bevers’ annual base salary was increased to $430,500 on October 19, 2018 in connection with her appointment as our President.

The base salaries paid to our Named Executive Officers during 2019 are set forth in the “Summary Compensation Table” below.

Annual Cash Bonuses

We use annual cash bonuses to motivate our employees, including our Named Executive Officers, to achieve our key annual business objectives. In February 2019, the Compensation Committee approved the corporate and individual performance goals for 2019 to provide financial incentives for us to meet or exceed the principal objectives set forth in our 2019 annual operating plan. Bonus payments for 2019 were to be made in the discretion of the Compensation Committee based on our level of achievement with respect to both corporate performance goals and individual performance goals (as described below) after considering the recommendation of our CEO.

Target Annual Cash Bonus Opportunities

Our Named Executive Officers’ employment agreements establish their target annual cash bonus opportunities for the year and are expressed as a specific percentage of each officer’s base salary. In January 2019, the Compensation Committee reviewed the target annual cash bonus opportunities of our Named Executive Officers, taking into consideration the recommendations of our CEO (including a recommendation with respect to his own target annual cash bonus opportunity) as well as the other factors described in “Compensation-Setting Process - Setting Target Total Direct Compensation” above. Following this review, which revealed that the base compensation for our CEO was not competitive with those of our peer companies, the Compensation Committee increased the CEO’s target annual cash bonus to 60% to more closely align with market; target annual cash bonus opportunities of our other Named Executive Officers were maintained at their 2018 levels. The dollar value of each Named Executive Officer’s target annual cash bonus opportunity increased, however, as a result of the increases to their 2019 base salaries.

For 2019, the target annual cash bonus opportunities for our Named Executive Officers were as follows:

Named Executive Officer	2019 Target Annual Cash Bonus Opportunity (as a percentage of base salary)	2019 Target Annual Cash Bonus Opportunity
Richard Chin, M.D.	60%	$372,000
Denise M. Bevers	45%	$204,750
Wendy Wee	30%	$103,500
Hangjun Zhan, Ph.D.	30%	$103,500

At the beginning of 2019, our CEO, in consultation with each of the other Named Executive Officers, established individual performance goals for the Named Executive Officers other than the CEO. The individual performance goals were generally designed to align the goals of each such Named Executive Officer and his or her department with our overall business goals for the year. Our CEO did not have individual goals. Rather, his annual cash bonus was based entirely on the achievement of our business goals in recognition of his overall responsibility for our corporate performance. The individual performance goals involved both quantitative and qualitative metrics that were connected to the achievement of our corporate performance goals as well as the functional area of the company for which each of our other Named Executive Officers was responsible.

2019 Annual Cash Bonus Decisions

In January 2020, the Compensation Committee reviewed our performance with respect to each Named Executive Officer’s performance goals and determined the extent to which each goal had been achieved during the year. The Compensation Committee then reviewed the individual performance of each of our Named Executive Officers other than the CEO based on an evaluation conducted by our CEO of their performance against their individual performance goals.

Based on these determinations and after considering the recommendations of our CEO (including a recommendation with respect to his own bonus payment), the Compensation Committee determined that our CEO receive an annual cash bonus payment equal to 75% of his target annual cash bonus opportunity. In addition, the Compensation Committee determined to make annual cash bonus payments to our other Named Executive Officers in amounts ranging from 85% to 90% of their target annual cash bonus opportunities.

The following table sets forth the target annual cash bonus opportunities and the actual cash bonus payments made to our Named Executive Officers for 2019:

Named Executive Officer	2019 Annual Base Salary	Target Annual Cash Bonus Opportunity (as a percentage of base salary)	Actual Annual Cash Bonus Earned	Actual Annual Cash Bonus Earned (as a percentage of target bonus)
Richard Chin, M.D.	$620,000	60%	$279,000	75%
Denise M. Bevers	$455,000	45%	$178,133	87%
Wendy Wee	$345,000	30%	$93,150	90%
Hangjun Zhan, Ph.D.	$345,000	30%	$87,975	85%

The annual cash bonus payments made to our Named Executive Officers for 2019 are set forth in the “Summary Compensation Table” below.

Long-Term Incentive Compensation

We view long-term incentive compensation in the form of equity awards as a critical element of our executive compensation program. We use equity awards to incentivize and reward our Named Executive Officers for long-term corporate performance based on the value of our common stock and, thereby, to align the interests of our Named Executive Officers with those of our stockholders. Typically, these equity awards are granted in the form of options to purchase shares of our common stock and restricted stock unit (“RSU”) awards that may vest and be settled for shares of our common stock. We believe that stock options, when granted with exercise prices equal to the fair market value of our common stock on the date of grant, provide an appropriate long-term incentive for our Named Executive Officers, since the stock options reward them only to the extent that our stock price grows and stockholders realize value following their grant date. We believe that RSU awards align the interests of our Named Executive Officers with those of our stockholders by rewarding them for increases in our stock price. Unlike stock options, however, RSU awards have real economic value when they vest even if the stock price declines or stays flat, thus delivering more predictable value to our Named Executive Officers and furthering our retention objectives over the vesting term of the awards.

Typically, we have granted equity awards to our Named Executive Officers as part of the Compensation Committee’s annual review of executive compensation. To date, the Compensation Committee has not applied a rigid formula in determining the size of these equity awards. Instead, the Compensation Committee determines the amount of the equity award for each Named Executive Officer after taking into consideration a compensation analysis performed by our outside compensation consulting firm, the equity award recommendations of our CEO (including a recommendation with respect to his own award), the amount of equity compensation held by the Named Executive Officer (including the current economic value of his or her unvested equity and the ability of these unvested holdings to satisfy our retention objectives), and the factors described in “Compensation-Setting Process-Setting Target Total Direct Compensation” above.

In February 2019, after considering the factors described in “Compensation-Setting Process-Setting Target Total Direct Compensation” and the other factors described above, the Compensation Committee determined to grant options to purchase shares of our common stock and RSU awards that may vest and be settled for shares of our common stock to our Named Executive Officers in amounts that it considered to be consistent with our compensation philosophy and its desired market positioning and which also recognized the performance of each of our Named Executive Officers. The equity awards granted to our Named Executive Officers were as follows:

Named Executive Officer	Options to Purchase Shares of Common Stock	RSU Awards for Shares of Common Stock	Aggregate Grant Date Fair Value
Richard Chin, M.D.	400,000	50,000	$2,694,388
Denise M. Bevers	150,000	--	$824,583
Wendy Wee	100,000	--	$549,722
Hangjun Zhan, Ph.D.	100,000	--	$549,722

The options to purchase shares of our common stock vest (and become exercisable) over a four-year period, with 25% of the shares of our common stock subject to the options vesting on February 1, 2020 and the remaining shares vesting in 36 equal monthly installments over the following three years, contingent upon the Named Executive Officer remaining continuously in service to us through each applicable vesting date.

The RSU award to our CEO vests over a four-year period in four equal annual installments following the date of grant, contingent upon the Named Executive Officer remaining continuously in service to us through each applicable vesting date. We granted only our CEO an RSU award this year because we were capped under our equity plan from granting him additional options and the option limit was below the desired grant value we thought appropriate for our CEO.

The equity awards granted to our Named Executive Officers during 2019 are set forth in the “Summary Compensation Table” and the “2019 Grants of Plan-Based Awards Table” below.

         Welfare and Health Benefits

We have established a tax-qualified Section 401(k) retirement savings plan for our Named Executive Officers and other employees who satisfy certain eligibility requirements. Under this plan, participants may elect to make pre-tax contributions of eligible compensation, not to exceed the statutory income tax limits. We may elect to match contributions made by participants in the Section 401(k) plan up to a specified percentage, and any matching contributions may, or may not, be fully vested as of the date when the contribution is made. We intend for the plan to qualify under Section 401(a) of the Internal Revenue Code (the “Code”) so that contributions by participants to the plan, and income earned on plan contributions, are not taxable to participants until withdrawn from the plan.

Additional benefits received by our Named Executive Officers include flexible spending accounts, medical, dental, and vision insurance, business travel insurance, an employee assistance program, accidental death and dismemberment insurance, health savings accounts, short-term and long-term disability insurance, basic life insurance, commuter benefits, and reimbursement for mobile phone coverage. These benefits are provided to our Named Executive Officers on the same basis as to all of our employees. Our Named Executive Officers are also eligible to participate in our broad-based employee stock purchase plan that is qualified under Section 423 of the Code (unless they own five percent or more of the total combined voting power or value of all classes of our outstanding stock).

We design our employee benefits programs to be affordable and competitive in relation to the market as well as compliant with applicable laws and practices. We adjust our employee benefits programs as needed based upon regular monitoring of applicable laws and practices and the competitive market.

Perquisites and Other Personal Benefits

Currently, we do not view perquisites or other personal benefits as a significant component of our executive compensation program. Accordingly, we do not provide significant perquisites or other personal benefits to our Named Executive Officers, except as generally made available to our employees, or in situations where we believe it is appropriate to assist an individual in the performance of his or her duties, to make him or her more efficient and effective, and for recruitment and retention purposes. During 2019, none of our Named Executive Officers received perquisites or other personal benefits that were, in the aggregate, $10,000 or more for each individual.

In the future, we may provide perquisites or other personal benefits in limited circumstances, such as those described in the preceding paragraph. All future practices with respect to perquisites or other personal benefits will be approved and subject to periodic review by the Compensation Committee.

Employment Arrangements

We have entered into written employment agreements with our CEO and each of our other Named Executive Officers. We believe that these arrangements were necessary to induce these individuals to forgo other employment opportunities or leave their then-current employer for the uncertainty of a demanding position in a new and unfamiliar organization.

These employment agreements were superseded and replaced in their entirety by amended and restated employment agreements which were entered into and effective as of May 22, 2018. Our Board of Directors approved the key changes to the employment agreements, with the Chairman of the Compensation Committee authorized to approve the final form of the amended and restated employment agreement of our CEO and our CEO authorized to approve the final form of the amended and restated employment agreement of our other Named Executive Officers. Each of these agreements provides for “at will” employment (meaning that either we or the Named Executive Officer may terminate the employment relationship at any time without cause) and sets forth the minimum compensation arrangements for the Named Executive Officer, including his or her minimum base salary (which may be increased), minimum target annual cash bonus opportunity expressed as a percentage of his or her base salary (which may be increased), the grant of an annual equity award (in the case of our CEO and Ms. Bevers) or eligibility for future equity awards (in the case of Ms. Wee and Dr. Zhan), participation in our employee benefit programs, and reimbursement for all reasonable and necessary business expenses (the “Current Employment Agreements”). The Current Employment Agreements also require the Named Executive Officer to execute, to the extent that he or she has not already done so, our standard form of Confidentiality and Intellectual Property Agreement.

The Current Employment Agreements also provide that our Named Executive Officers will be eligible to receive certain severance payments and benefits in connection with certain terminations of employment, including in connection with a change in control of the Company. These post-employment compensation arrangements are discussed further in “Post-Employment Compensation” below.

For detailed descriptions of the employment agreements we maintained with our Named Executive Officers during 2019, see “2019 Potential Payments upon Termination or Change in Control” below.

Post-Employment Compensation

We believe that reasonable and competitive post-employment compensation arrangements are essential to attracting and retaining highly-qualified executives. We further believe that when recruiting executive talent these arrangements are necessary to offer compensation packages that are competitive. The Compensation Committee does not consider the specific amounts payable under these post-employment compensation arrangements, however, when determining the annual compensation of our Named Executive Officers.

The employment agreements of our Named Executive Officers contain certain protections in the event of certain qualifying terminations of employment, including a qualifying termination of employment in connection with a change in control of the Company. We believe that these protections were necessary from a retention standpoint. These arrangements are designed to provide reasonable compensation to the Named Executive Officers if their employment is terminated under certain circumstances to facilitate their transition to new employment. Further, in some instances we seek to mitigate any potential employer liability and avoid future disputes or litigation by requiring a departing Named Executive Officer to sign a separation and release agreement acceptable to us as a condition to receiving post-employment compensation payments or benefits. We also believe that these arrangements help maintain our Named Executive Officers’ continued focus and dedication to their assigned duties to maximize stockholder value if there is a potential transaction that could involve a change in control of the Company.

In April 2018, our Board of Directors reviewed the post-employment compensation arrangements of our Named Executive Officers and determined that enhancement was necessary to retain top talent. As a result of this review, our Board of Directors approved certain amendments to the then-existing employment agreements of our Named Executive Officers as described above to include one or more of the following:

•	revise the definitions of “change of control” and “corporate transaction” to be consistent with our equity incentive plans;

•
provide for accelerated vesting of unvested equity awards granted to the Named Executive Officers upon a merger or other corporate transaction if his or her employment has not been terminated prior to the date of the corporate transaction; and

•
revise certain of the severance benefits provided to the Named Executive Officers such that the cash severance payable upon a termination of employment by us “without cause” or by the Named Executive Officer for “good reason” (as those terms are defined in the Current Employment Agreements) to include (A) an amount equal to his or her target bonus, pro-rated based on the number of days actually served in the calendar year during which the employment termination occurs and (B) an amount equal to his or her target bonus in the calendar year in which the employment termination occurs multiplied by the length of his or her base salary severance term.

We believe these arrangements align the interests of our Named Executive Officers and our stockholders when considering our long-term future. The primary purpose of these arrangements in the case of a change in control of the Company is to keep our most senior executives focused on pursuing all corporate transaction activity in the best interests of our stockholders regardless of whether those transactions may result in their own job loss. Reasonable post-acquisition payments and benefits should serve the interests of both the executive and our stockholders.

In determining payment and benefit levels under the various circumstances triggering post-employment compensation provisions under the employment agreements of our Named Executive Officers, we have drawn a distinction between (i) voluntary terminations of employment without good reason or terminations of employment for cause and (ii) terminations of employment without cause or voluntary terminations of employment for good reason. Payment in the latter circumstances has been deemed appropriate in light of the benefits described in the prior paragraph, as well as the likelihood that the Named Executive Officer’s departure is due, at least in part, to circumstances not within his or her control. In contrast, we believe that payments are not appropriate in the event of a termination of employment for cause or a voluntary resignation without good reason because such events often reflect either performance challenges or an affirmative decision by the executive to end his or her relationship without fault by the Company.

Under the terms of each of our Named Executive Officer’s employment agreement, in the event his or her employment is terminated by us without cause, or as a result of his or her death or disability, or if he or she resigns for good reason, or his or her employment is terminated within the 12 month period following a change in control of the Company, then, subject to his or her execution of a general release of claims in favor of the Company, the Named Executive Officer will be entitled to receive 12 months of his or her annual base salary (24 months in the case of Dr. Chin and 18 months in the case of Ms. Bevers), an amount equal to one times his or her target bonus (two times in the case of Dr. Chin and 1.5 times in the case of Ms. Bevers), reimbursement for up to 18 months of insurance premiums for the continuation of coverage under our health benefit plans, and accelerated vesting of all of his outstanding stock options and other equity awards.

In addition, in the event of a “corporate transaction” (as defined in their employment agreements), if his or her employment has not been terminated prior to the corporate transaction, all equity awards previously granted to our Named Executive Officers by us will vest in full and, if applicable, be immediately exercisable by the Named Executive Officer or his or her heirs.

For a summary of the material terms and conditions of the post-employment compensation arrangements we maintained with our Named Executive Officers during 2019, as well as an estimate of the potential payments and benefits that they would have been eligible to receive if a hypothetical change in control or other trigger event had occurred on December 31, 2019, see “2019 Potential Payments Upon Termination or Change in Control” below.

Other Compensation Policies

Compensation Recovery Policy

We intend to adopt a general compensation recovery (“clawback”) policy covering our annual and long-term incentive award plans and arrangements once the SEC adopts final rules implementing the requirement of Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act.

Hedging Prohibitions

Under our Insider Trading Policy, our employees, executive officers, and members of our Board of Directors are prohibited from:

•	selling our securities short;

•	buying or selling puts or calls or other derivative securities on our securities; and

•	entering into hedging or monetization transactions or similar arrangements with respect to our securities.

Our executive officers and members of our Board of Directors are permitted to place our securities in a margin account or use such securities as collateral for a loan with the prior approval of our Compliance Officer.

Tax and Accounting Considerations

We take the applicable tax and accounting requirements into consideration in designing and operating our executive compensation program.

Deductibility of Executive Compensation

Generally, Section 162(m) of the Code, as amended by the Tax Cuts and Jobs Act of 2017 (the “Tax Act”), effective for taxable years beginning on or after January 1, 2018, disallows a deduction for federal income tax purposes to any publicly-traded corporation of remuneration in excess of $1 million paid in any taxable year to its covered employees, consisting of the principal executive officer, principal financial officer and the three other most highly-compensated executive officers for the taxable year. Further, any executive officer who was a covered employee for any taxable year beginning after December 31, 2016 will continue to be treated as a covered employee in all future years. Prior to the amendment, qualifying “performance-based compensation” was not subject to the deduction limitation if specified requirements were met. Under the Tax Act, the performance-based compensation exception has been repealed. The prior Section 162(m) provisions will, however, continue to apply to remuneration paid pursuant to binding written contracts in effect on November 2, 2017 and that are not materially modified after that date.

In approving the amount and form of compensation for our Named Executive Officers, the Compensation Committee considers all elements of our cost of providing such compensation, including the potential impact of Section 162(m). The Compensation Committee may, in its judgment, approve compensation for our Named Executive Officers that is not deductible for federal income tax purposes when it believes that such compensation is in the best interests of the Company and our stockholders.

While the transition relief applicable to certain binding written performance-based compensation arrangements that were in effect as of November 2, 2017 may help minimize the effect of the Section 162(m) deduction limit in the short-term, we expect that, going forward, some portion of our Named Executive Officers’ compensation might not be fully deductible by us for federal income tax purposes. As final guidance and regulations relating to Section 162(m), as amended, have not been issued, no assurance can be given that compensation will qualify for this transitional relief. We will continue to closely monitor developments with respect to Section 162(m) of the Code.

Accounting for Stock-Based Compensation

The Compensation Committee takes accounting considerations into account in designing compensation plans and arrangements for our executive officers and other employees. Chief among these is Financial Accounting Standards Board Accounting Standards Codification Topic 718 (“ASC Topic 718”), the standard which governs the accounting treatment of certain stock-based compensation. Among other things, ASC Topic 718 requires us to record a compensation expense in our income statement for all equity awards granted to our executive officers and other employees. This compensation expense is based on the grant date “fair value” of the equity award and, in most cases, will be recognized ratably over the award’s requisite service period (which, generally, will correspond to the award’s vesting schedule). This compensation expense is also reported in the compensation tables below, even though recipients may never realize any value from their equity awards.

EXECUTIVE COMPENSATION TABLES
Summary Compensation Table
The following table sets forth information regarding compensation for each of our 2019 Named Executive Officers.

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Option Awards ($)(2)	All Other Compensation ($)(3)	Total ($)
Richard Chin, M.D.	2019	620,000	279,000	495,500	2,198,888	—	3,593,388
Chief Executive Officer	2018	520,000	223,600	1,312,500	877,870	—	2,933,970
	2017	450,000	315,662	640,000	714,122	—	2,119,784
Denise Bevers(4)	2019	455,000	178,133	—	824,583	—	1,457,716
President/Chief Operating Officer	2018	414,271	176,289	962,500	1,034,621	—	2,587,681
	2017	370,000	222,000	640,000	408,121	—	1,640,121
Wendy Wee	2019	345,000	93,150	—	549,722	—	987,872
Chief Financial Officer	2018	330,000	84,500	262,500	376,230	—	1,053,230
	2017	297,754	134,100	160,000	534,647	—	1,126,501
Hangjun Zhan, Ph.D.(5)	2019	345,000	87,975	—	549,722	—	982,697
Chief Scientific Officer	2018	330,000	89,100	218,750	401,312	—	1,039,162

(1)	Cash bonuses were awarded for services performed in the year noted and paid in the subsequent year.

(2)
Amounts represent the aggregate grant date fair value of awards computed in accordance with ASC Topic 718, excluding the effects of any estimated forfeitures. For assumptions used in determining grant date fair market value, refer to Note 10 of Notes to the Financial Statements in our Annual Report on Form 10-K for the year ended December 31, 2019, as filed with the SEC on March 16, 2020. The amounts reported for these options may not represent the actual economic values that our Named Executive Officers will realize from these options as the actual value realized will depend on our performance, stock price and their continued employment.

(3)	Does not include perquisites and other personal benefits, unless the aggregate amount of such perquisites and other personal benefits exceeded $10,000.

(4)	Ms. Bevers was promoted to President on October 19, 2018 and continues to serve as the Company's Chief Operating Officer with an annual base salary of $430,500.

(5)	Dr. Zhan did not serve as an executive officer in 2017.

2019 Grants of Plan-Based Awards
The following table sets forth information regarding equity awards to our Named Executive Officers during the 2019 fiscal year.

	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			All Other Stock Awards: Number of Shares of Stock or Units(2)	All Other Option Awards: Number of Securities Underlying Options(3)	Exercise or Base Price of Options or Awards ($/Share)
Name		Threshold ($)	Target ($)	Maximum ($)				Grant Date Fair Value of Stock and Option Awards ($)(4)
Richard Chin, M.D.	2/1/2019				50,000		$9.91	$9.91
	2/1/2019					400,000	$9.91	$5.50
			372,000
Denise M. Bevers	2/1/2019					150,000	$9.91	$5.50
			204,750
Wendy Wee	2/1/2019					100,000	$9.91	$5.50
			103,500
Hangjun Zhan, Ph.D.	2/1/2019					100,000	$9.91	$5.50
			103,500

(1)
For 2019, Dr. Chin had a bonus target of 60%, Ms. Bevers had a bonus target of 45% and Ms. Wee and Dr. Zhan had bonus targets of 30%. At its discretion, the Compensation Committee has the authority to pay any NEO in excess of or below his or her targeted bonus amount. The goals for 2019 were approved by the Compensation Committee in January 2019. The payout amounts for each NEO were reviewed and approved by the Compensation Committee and the Board in January 2020 upon reviewing results for 2019.

(2)	The restricted stock unit vests 25% per year over four years.

(3)	The option vests and becomes exercisable as to 25% of the total number of option shares on the first anniversary of the date of employment and in equal monthly installments over the ensuing 36 months.

(4)
The amounts shown represent the fair value per share as of the grant date of such award determined pursuant to stock based compensation accounting, multiplied by the number of shares. See Note 9 of the Notes to the Consolidated Financial Statements contained in our Annual Report on Form 10-K filed on March 16, 2020, for a discussion of all assumptions made by us in determining the value of equity awards.

Outstanding Equity Awards at 2019 Fiscal Year-End
The following table sets forth the number of shares of common stock underlying outstanding equity incentive plan awards for each Named Executive Officer as of December 31, 2019.

	OPTION AWARDS					STOCK AWARDS
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable(1)	Number of Securities Underlying Unexercised Options (#) Unexercisable(1)	Option Exercise Price ($)	Option Expiration Date	Number of Shares of Stock That Have Not Vested (#)	Market Value of Shares of Stock That Have Not Vested ($)(3)
Richard Chin, M.D.	2/4/13	400,000	—	0.36	2/4/23	—	—
	2/4/14	350,000	—	16.52	2/4/24	—	—
	2/5/15	197,771	—	6.46	2/5/25	—	—
	1/8/16	193,651	4,120	3.45	1/8/26	—	—
	1/23/17	127,604	47,396	6.40	1/23/27	50,000	424,000
	1/22/18	83,854	91,146	8.75	1/22/28	112,500	954,000
	2/1/19	—	400,000	9.91	2/1/29	50,000	424,000
Denise M. Bevers	2/4/13	28,525(2)	—	0.32	2/4/23	—	—
	5/9/13	49,613(2)	—	0.32	5/9/23	—	—
	8/29/13	20,400(2)	—	0.90	8/29/23	—	—
	8/29/13	96,092	—	1.37	8/29/23	—	—
	2/3/14	75,000	—	15.41	2/3/24	—	—
	1/26/15	59,031	—	6.96	1/26/25	—	—
	1/8/16	57,801	1,230	3.45	1/8/26	—	—
	4/5/16	27,500	2,500	3.60	4/5/26	—	—
	1/23/17	72,917	27,083	6.40	1/23/27	50,000	424,000
	1/22/2018	47,917	52,083	8.75	1/22/28	82,500	699,600
	10/22/2018	21,875	53,125	12.60	10/22/28	—	—
	2/1/19	—	150,000	9.91	2/1/19	—	—
Wendy Wee	1/26/15	32,500	—	6.96	1/26/25	—	—
	1/27/16	9,792	208	3.25	1/27/26	—	—
	1/23/17	54,688	20,312	6.40	1/23/27	12,500	106,000
	7/28/17	30,208	19,792	7.10	7/28/27	—	—
	1/22/18	35,938	39,062	8.75	1/22/28	22,500	190,800
	2/1/19	—	100,000	9.91	2/1/19	—	—
Hangjun Zhan, Ph.D.	4/2/14	12,000	—	19.96	4/2/24	—	—
	10/31/14	7,500	—	9.17	10/31/24	—	—
	1/26/15	8,000	—	6.96	1/26/25	—	—
	1/27/16	9,792	208	3.25	1/27/26	—	—
	4/5/16	13,750	1,250	3.60	4/5/26	—	—
	1/23/17	54,688	20,312	6.40	1/23/27	12,500	106,000
	7/24/17	30,208	19,792	7.65	7/24/27	—	—
	1/22/18	38,333	41,667	8.75	1/22/28	18,750	159,000
	2/1/19	—	100,000	9.91	2/1/19	—	—

(1)	The option vests and becomes exercisable as to 25% of the total number of option shares on the first anniversary of the date of employment and in equal monthly installments over the ensuing 36 months.

(2)
Represents options held by SD Scientific, Inc., of which Ms. Bevers is the co-founder and a 50% stockholder. From August 2012 until June 30, 2013, SD Scientific, Inc. served as a consultant to our Company. In consideration of consulting services rendered, we granted SD Scientific, Inc. in February 2013 options to purchase 28,525 shares of our common stock at an exercise price of $0.32 per share. In May 2013 and August 2013, respectively, we granted SD Scientific, Inc. additional stock options to purchase 49,613 shares of our common stock at an exercise price of $0.32 per share and 20,400 shares of our common stock at an exercise price $0.90 per share.

(3)	Determined by multiplying the number of unvested shares by $8.48, the closing price of our common stock on December 31, 2019.

Retirement Plans
We have established a 401(k) retirement savings plan that allows eligible employees to defer a portion of their compensation, within limits prescribed by the Internal Revenue Code, on a pre-tax basis through contributions to the plan. Our executive officers are eligible to participate in the 401(k) plan on the same terms as other full-time employees generally. We may elect to match contributions made by participants in the 401(k) plan up to a specified percentage, and any matching contributions may, or may not, be fully vested as of the date on which the contribution is made. We believe that providing a vehicle for tax-deferred retirement savings though our 401(k) plan, and making matching contributions, may enhance our executive compensation package and afford appropriate incentives our employees, including our executive officers, consistent with the interests of our stockholders.
No Tax Gross-Ups
We do not make gross-up payments to cover our executive officers’ personal income taxes that may pertain to any of the compensation paid or provided by our company.
Equity Incentive Plans
2012 Equity Incentive Plan
The Kindred Biosciences, Inc. 2012 Equity Incentive Plan was terminated in May 2016 and replaced by the 2016 Equity Incentive Plan. All awards made under the 2012 Equity Incentive Plan shall remain subject to the terms of that plan.
2016 Equity Incentive Plan
The Kindred Biosciences, Inc. 2016 Equity Incentive Plan was terminated in June 2018 and replaced by the 2018 Equity Incentive Plan. All awards made under the 2016 Equity Incentive Plan shall remain subject to the terms of that plan.
2018 Equity Incentive Plan
The Kindred Biosciences, Inc. 2018 Equity Incentive Plan (the "2018 Plan") provides for awards of incentive stock options, non-statutory stock options, stock appreciation rights, or SARs, restricted stock awards, restricted stock unit awards, performance stock awards, performance cash awards and other stock awards. A summary of the 2018 Plan is set forth below under “Proposal No. 4 - Approval of Amendment to the Kindred Biosciences, Inc. 2018 Equity Incentive Plan - Summary of the 2018 Plan, as Amended by the Plan Amendment.”
As of December 31, 2019, we have awarded or granted under the 2018 Plan options to purchase a total of 2,844,086 shares of our common stock and 155,914 shares of our common stock remain available for issuance under the 2018 Plan.
2014 Employee Stock Purchase Plan
Additional long-term equity incentives are provided through our 2014 Employee Stock Purchase Plan (the "ESPP"). The ESPP is intended to be an “employee stock purchase plan” within the meaning of Section 423 of the Internal Revenue Code. Under the ESPP, all of our employees and officers (other than 5% owners of our common stock) are eligible participants. The ESPP permits participants to purchase our common stock through payroll deductions of between 1% and 20% of the participant’s compensation, up to a maximum of 2,000 shares per purchase period. The ESPP contains consecutive offering periods of approximately six months duration. The price of the common stock purchased will be the lower of 85% of the fair market value of the common stock at the beginning of an offering period or at the end of the purchase period.

2020 Base Salaries and Target Bonuses
Our Compensation Committee recently undertook a review of our compensation program for Named Executive Officers. We have historically established base salaries for our Named Executive Officers through negotiations with each Named Executive Officer, generally at the time the Named Executive Officer commenced employment with us, with the intent of providing base salaries at a level sufficient to attract and retain individuals with superior talent. In 2020, Compensia assisted us in developing a peer group for purposes of assessing our executive compensation against the competitive market. The compensation peer group consists of biotechnology companies that are similar to us in terms of market capitalization, stage of development, therapeutic focus and number of employees. As part of the January 17, 2020 compensation review, our Compensation Committee considered each Named Executive Officer’s individual performance, tenure with the company and level and scope of responsibility and experience, as well as market pay practices. Based on the foregoing considerations, our Compensation Committee approved the following increases to our Named Executive Officers’ base salaries effective as of January 1, 2020:

Name	2020 Base Salary	2020 Target Bonus
Richard Chin, M.D.	$650,000	$390,000
Denise M. Bevers	$477,000	$214,650
Wendy Wee	$362,000	$108,600
Hangjun Zhan, Ph.D.	$362,000	$108,600
2020 Equity Incentive Awards
Our Board of Directors and Compensation Committee believe that employees in a position to make a substantial contribution to the long-term success of our company should have a significant and ongoing stake in our success and that the size of such stake should reflect an employee’s ability to influence our long-term performance. Equity incentive awards not only compensate but also motivate and encourage retention of our Named Executive Officers by providing an opportunity to participate in the ownership of the company while promoting long-term value creation for our stockholders by aligning the interests of Named Executive Officers with the interests of our stockholders. As a result of the January 17, 2020 compensation review, our Compensation Committee approved grants of the following equity incentive awards to our Named Executive Officers, Dr. Chin, Ms. Bevers, Ms. Wee and Dr. Zhan:

Name	Number of Option Shares	Number of Restricted Stock Units
Richard Chin, M.D.	300,000	150,000
Denise M. Bevers	80,000	40,000
Wendy Wee	50,000	25,000
Hangjun Zhan, Ph.D.	50,000	25,000
The options granted to our Named Executive Officers have an exercise price per share equal to the closing market price of our common stock on the date of grant, which was $9.84 per share, and vest as to 25% of the total number of option shares on the first anniversary of the date of grant and in equal monthly installments over the ensuing 36 months. Restricted stock unit awards vest 25% per year over four years.
2019 Option Exercises and Stock Vested

	OPTION AWARDS		STOCK AWARDS
Name	Number of Shares Acquired on Exercise	Value Realized on Exercise	Number of Shares Acquired on Vesting	Value Realized on Vesting
Richard Chin, M.D.	—	—	62,500	$628,125
Denise M. Bevers	—	—	52,500	$526,925
Wendy Wee	—	—	13,750	$138,056
Hangjun Zhan, Ph.D.	—	—	12,500	$125,406

Pension Benefits
We do not offer any defined benefit pension plans or arrangements.
Nonqualified Deferred Compensation
We do not have a nonqualified defined contribution plan or other nonqualified deferred compensation plan.
2019 Potential Payments Upon Termination or Change in Control
Executive Employment Agreements
We have entered into written employment agreements with each of our Named Executive Officers. These employment agreements were superseded and replaced in their entirety by amended and restated executive employment agreements, which were entered into and effective as of May 22, 2018.
Each of these agreements provides for “at will” employment (meaning that either we or the Named Executive Officer may terminate the employment relationship at any time without cause) and sets forth the minimum compensation arrangements for the Named Executive Officer, including his or her minimum base salary (which may be increased), minimum target annual cash bonus opportunity expressed as a percentage of his or her base salary (which may be increased), the grant of an annual equity award (in the case of Dr. Chin and Ms. Bevers) or eligibility for future equity awards (in the case of Ms. Wee and Dr. Zhan), participation in our employee benefit programs, and reimbursement for all reasonable and necessary business expenses.
The amended and restated employment agreements also provide that our Named Executive Officers will be eligible to receive certain severance payments and benefits in connection with certain terminations of employment, including in connection with a change in control of the Company.
Set forth below is a description of the material terms of the employment agreements we maintained with each of our Named Executive Officers in 2019, including the material terms and conditions of the post-employment compensation arrangements contained therein.
Richard Chin, M.D.
On May 22, 2018, we entered into an amended and restated executive employment agreement with Dr. Chin pursuant to which he serves as our Chief Executive Officer on an at-will basis. Under the employment agreement, Dr. Chin receives an annual base salary of $520,000, which is reviewed annually and may be subject to upward adjustment by the Board of Directors. Dr. Chin is also entitled to receive a target annual cash bonus equal to 50% of his then-current base salary based on the achievement of pre-established individual and Company goals (which may be increased), the grant of an annual equity award and to participate in our employee benefit programs.

Under Dr. Chin’s employment agreement, if his employment is terminated by us without “cause,” or as a result of his death or disability, or he resigns for “good reason,” or his employment is terminated within the twelve month period following a “change in control” then, subject to his execution of a general release of claims, Dr. Chin will be entitled to receive 24 months of his then-current annual base salary, an amount equal to two times his then-current target bonus, reimbursement for up to 18 months of insurance premiums for continuation coverage under our health benefit plans and accelerated vesting of all of his outstanding stock options and other equity awards.

In addition, in the event of a “corporate transaction,” if Dr. Chin’s employment has not been terminated prior to the corporate transaction, all equity awards previously granted to Dr. Chin will vest in full and, if applicable, be immediately exercisable by Dr. Chin or his heirs.

“Cause” for purposes of Dr. Chin’s employment agreement means Dr. Chin has: (i) been grossly negligent in the performance of his duties; (ii) been convicted of or pleaded guilty or nolo contendre to a felony; (iii) committed a criminal act relating to his employment or the Company involving, in the good faith judgment of our Board of Directors, fraud or theft, but excluding any conviction which results solely from Dr. Chin’s title or position with our company and is not based on his personal conduct; (iv) breached any material provision of his employment agreement or of any nondisclosure or non-competition agreement between him and the Company; or (v) intentionally breached a material provision of any code of conduct or ethics policy in effect at the Company.

“Good Reason” for purposes of Dr. Chin’s employment agreement means: (i) without Dr. Chin’s express written consent, a material reduction in his title, status or responsibilities; or (ii) without Dr. Chin’s express written consent, a material reduction by the Company in Dr. Chin’s total compensation.

“Change in Control” for purposes of Dr. Chin’s employment agreement means: (i) any natural person, entity or a “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act) becomes the direct or indirect owner of securities of the Company representing more than 50% of the combined voting power of the Company's then-outstanding securities other than by virtue of a merger, consolidation or similar transaction (subject to certain exceptions); (ii) a merger, consolidation or similar transaction involving the Company that results in the stockholders of the Company immediately prior thereto not owning outstanding voting securities representing more than 50% of the combined voting power of the surviving entity or parent of the surviving entity; (iii) a sale, lease, exclusive license or other disposition of all or substantially all of the consolidated assets of the Company and its subsidiaries; or (iv) individuals who, as of the effective date of Dr. Chin’s employment agreement, are members of the Board of Directors, cease for any reason to constitute at least a majority of the members of the Board.

“Corporate Transaction” for purposes of Dr. Chin’s employment agreement means: the occurrence, in a single transaction or in a series of related transaction, of: (i) a sale or other disposition of all or substantially all of the consolidated assets of the Company; (ii) a sale or other disposition of at least 90% of the outstanding securities of the Company; (iii) a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or (iv) a merger, consolidation or similar transaction following which the Company is the surviving corporation but the shares of the Company's common stock outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.

Denise M. Bevers

On May 22, 2018, we entered into an amended and restated executive employment agreement with Ms. Bevers pursuant to which she serves as our Chief Operating Officer on an at-will basis. On October 19, 2018, we entered into an Amendment No. 1 to her employment agreement, under which she also agreed to serve as the President of the Company, in addition to her continuing role as the Company's Chief Operating Officer.

Under the amended employment agreement, Ms. Bevers receives an annual base salary of $430,500, which is reviewed annually and may be subject to upward adjustment by the Board of Directors. Ms. Bevers is also entitled to receive a target annual cash bonus equal to 45% of her then-current base salary based on the achievement of pre-established individual and Company goals (which may be increased), the grant of an annual equity award and to participate in our employee benefit programs.

Under Ms. Bevers’ amended employment agreement, if her employment is terminated by us without “cause,” or as a result of her death or disability, or she resigns for “good reason,” or her employment is terminated within the twelve month period following a “change in control” then, subject to her execution of a general release of claims, Ms. Bevers will be entitled to receive 18 months of her then-current annual base salary, an amount equal to one and one half (1.5) times her then-current target bonus, reimbursement for up to 18 months of insurance premiums for continuation coverage under our health benefit plans and accelerated vesting of all of her outstanding stock options and other equity awards.

In addition, in the event of a “corporate transaction,” if Ms. Bevers’ employment has not been terminated prior to the corporate transaction, all equity awards previously granted to Ms. Bevers will vest in full and, if applicable, be immediately exercisable by Ms. Bevers or her heirs.

The definition of “cause” for purposes of Ms. Bevers’ amended employment agreement is the same as that found in Dr. Chin’s employment agreement, with the exception that “cause” under Ms. Bevers’ employment agreement is also defined to include her failure to perform any of her material obligations under her employment agreement or failure to execute and perform any directions of the CEO.

The definitions of “good reason,” “change in control,” and “corporate transaction” for purposes of Ms. Bevers’ amended employment agreement are all the same as those found in Dr. Chin’s employment agreement.

Wendy Wee
On May 22, 2018, we entered into an amended and restated executive employment agreement with Ms. Wee pursuant to which she serves as our Chief Financial Officer on an at-will basis. Under the employment agreement, Ms. Wee receives an annual base salary of $330,000, which is reviewed annually and may be subject to upward adjustment by the Board of Directors. Ms. Wee is also entitled to receive a target annual cash bonus equal to 30% of her then-current base salary based on the achievement of pre-established individual and Company goals (which may be increased), and is eligible for the grant of an annual equity award, as well as to participate in our employee benefit programs.

Under Ms. Wee’s amended employment agreement, if her employment is terminated by us without “cause,” or as a result of her death or disability, or she resigns for “good reason,” or her employment is terminated within the twelve-month period following a “change in control” then, subject to her execution of a general release of claims, Ms. Wee will be entitled to receive twelve months of her then-current annual base salary, an amount equal to one times her then-current target bonus, reimbursement for up to 18 months of insurance premiums for continuation coverage under our health benefit plans and accelerated vesting of all of her outstanding stock options and other equity awards.

In addition, in the event of a “corporate transaction,” if Ms. Wee’s employment has not been terminated prior to the corporate transaction, all equity awards previously granted to Ms. Wee will vest in full and, if applicable, be immediately exercisable by Ms. Wee or her heirs.

The definition of “cause” for purposes of Ms. Wee’s employment agreement is the same as that found in Dr. Chin’s employment agreement, with the exception that “cause” under Ms. Wee’s employment agreement is also defined to include her failure to perform any of her material obligations under her employment agreement or failure to execute and perform any directions of the CEO.

The definitions of “good reason,” “change in control,” and “corporate transaction” for purposes of Ms. Wee’s employment agreement are all the same as those found in Dr. Chin’s employment agreement.

Hangjun Zhan, Ph.D.
Dr. Zhan became our Chief Scientific Officer in January, 2018. We previously entered into an offer letter with Dr. Zhan in January 2014, as amended in June 2017, pursuant to which he served as our Executive Director and Head of Biologics Research.

On May 22, 2018, we entered into an amended and restated executive employment agreement with Dr. Zhan pursuant to which he now serves as our Chief Scientific Officer on an at-will basis. Under the employment agreement, Dr. Zhan receives an annual base salary of $330,000, which is reviewed annually and may be subject to upward adjustment by the Board of Directors. Dr. Zhan is also entitled to receive a target annual cash bonus equal to 30% of his then-current base salary based on the achievement of pre-established individual and Company goals (which may be increased), and is eligible for the grant of an annual equity award, as well as to participate in our employee benefit programs.

Under Dr. Zhan’s employment agreement, if his employment is terminated by us without “cause,” or as a result of his death or disability, or he resigns for “good reason,” or his employment is terminated within the twelve-month period following a “change in control” then, subject to his execution of a general release of claims, Dr. Zhan will be entitled to receive twelve months of his then-current annual base salary, an amount equal to one times his then-current target bonus, reimbursement for up to 18 months of insurance premiums for continuation coverage under our health benefit plans and accelerated vesting of all of his outstanding stock options and other equity awards.

In addition, in the event of a “corporate transaction,” if Dr. Zhan’s employment has not been terminated prior to the corporate transaction, all equity awards previously granted to Dr. Zhan will vest in full and, if applicable, be immediately exercisable by Dr. Zhan or her heirs.

The definition of “cause” for purposes of Dr. Zhan’s employment agreement is the same as that found in Dr. Chin’s employment agreement, with the exception that “cause” under Dr. Zhan’s employment agreement is also defined to include his failure to perform any of his material obligations under her employment agreement or failure to execute and perform any directions of the CEO.

The definitions of “good reason,” “change in control,” and “corporate transaction” for purposes of Dr. Zhan’s employment agreement are all the same as those found in Dr. Chin’s employment agreement.

Potential Payments Upon Termination or Change in Control
The following table provides estimates of the potential payments and other post-termination benefits our Named Executive Officers would receive in the circumstances described above, assuming that a qualifying termination of employment had occurred on December 31, 2019.

Named Executive Officer	Cash Severance	Equity Acceleration(1)	Health Care Benefits	Total Potential Payment
Richard Chin, M.D.	$1,984,000	$1,921,307	$51,966	$3,957,273
Denise M. Bevers	$989,625	$1,198,320	$39,061	$2,227,006
Wendy Wee	$448,500	$367,450	$17,483	$833,433
Hangjun Zhan, Ph.D.	$448,500	$330,864	$34,583	$813,947

(1)
Amounts shown assume that all stock options would be exercised immediately upon termination of employment. Stock option values represent the excess of the market value of the option shares for which vesting is accelerated over the exercise price for those option shares, using $8.48 per share for the market value, which is the closing market price of a share of our common stock on December 31, 2019. The dollar amounts of RSAs and RSUs are determined by multiplying the number of shares subject to the RSAs and RSUs for which vesting is accelerated by $8.48.

CEO Pay Ratio
As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(u) of SEC Regulation S-K, we are providing the following information about the relationship of the median of the annual total compensation of our employees and the annual total compensation of Richard Chin, our CEO. For 2019, the annual total compensation of our median employee (other than our CEO), was $121,763, and the annual total compensation of our CEO was $3,593,388. Based on this information, we estimated that our CEO's 2019 total compensation was 30 times that of the median employee.

Our median employee was identified using the following methodology. We chose December 31, 2019 as the date for establishing the employee population used in identifying the median employee and used fiscal 2019 as the measurement period. We identified the median employee using a consistently applied compensation measure which includes annual base salary or wages, annual performance-based cash bonuses, commissions, and long-term equity awards based on their grant date fair values. Permanent employees who joined in 2019 were assumed to have worked for the entire year. All employees employed as of December 31, 2019 were captured. No cost-of-living adjustments were made. The annual total compensation of the median employee and the annual total compensation of the CEO were calculated in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K.

PROPOSAL NO. 3 - RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Our Audit Committee has appointed KMJ Corbin & Company LLP (“KMJ”), an independent registered public accounting firm, to audit our consolidated financial statements for our fiscal year ending December 31, 2020. During our fiscal year ended December 31, 2019, KMJ served as our independent registered public accounting firm.

Notwithstanding the appointment of KMJ and even if our stockholders ratify the appointment, our Audit Committee, in its discretion, may appoint another independent registered public accounting firm at any time during our fiscal year if our Audit Committee believes that such a change would be in the best interests of Kindred Biosciences, Inc. and its stockholders. At the Annual Meeting, our stockholders are being asked to ratify the appointment of KMJ as our independent registered public accounting firm for our fiscal year ending December 31, 2020. Our Audit Committee is submitting the appointment of KMJ to our stockholders because we value our stockholders’ views on our independent registered public accounting firm and as a matter of good corporate governance. Representatives of KMJ are not expected to be present at the Annual Meeting.
If our stockholders do not ratify the appointment of KMJ, our Audit Committee may reconsider the appointment.
Fees Paid to the Independent Registered Public Accounting Firm
  The following table sets forth fees billed by KMJ Corbin & Company LLP, our principal accounting firm, for the years ended December 31, 2019 and 2018. All such fees have been approved by our Audit Committee.

	Year Ended December 31,
	2019	2018
Audit Fees	$212,324	$194,791
Audit Related Fees (1)	21,200	29,340
Tax Fees	33,127	24,903
All Other Fees	—	—
	$266,651	$249,034

(1)	Audit-Related Fees for the years ended December 31, 2019 and 2018 consist of fees billed for assurance and related services in connection with our follow-on equity and ATM financings.
Our Board of Directors established an Audit Committee in December 2013. The Audit Committee’s pre-approval policies and procedures and other protocols are discussed in its written charter which can be found at www.kindredbiosciences.com under the tab “Investors.”

Auditor Independence
In our fiscal year ended December 31, 2019, there were no other professional services provided by KMJ, other than those listed above, that would have required our Audit Committee to consider their compatibility with maintaining the independence of KMJ.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION
OF THE APPOINTMENT OF KMJ CORBIN & COMPANY LLP.

REPORT OF THE AUDIT COMMITTEE
The Audit Committee provides assistance to our Board of Directors in fulfilling its oversight responsibility to the Company’s stockholders, potential stockholders, the investment community, and others relating to our financial statements and the financial reporting process, the systems of internal accounting and financial controls, the internal audit function, the annual independent audit of our financial statements and the ethics programs when established by our management and our Board of Directors. The Audit Committee has the sole authority (subject, if applicable, to stockholder ratification) to appoint or replace the outside auditors and is directly responsible for determining the compensation of the independent auditors.

The Audit Committee schedules its meetings with a view to ensuring that it devotes appropriate attention to all of its tasks. In discharging its oversight role, the Audit Committee is empowered to investigate any matter brought to its attention, with full access to all of our books, records, facilities and personnel, and to retain its own legal counsel and other advisers as it deems necessary or appropriate.
KMJ currently serves as our independent registered public accounting firm and audited our financial statements for the year ended December 31, 2019. KMJ does not have and has not had any financial interest, direct or indirect, in our company, and does not have and has not had any connection with our company except in its professional capacity as our independent auditors. The Audit Committee also has selected KMJ as our independent registered public accountants for 2020.
The Audit Committee has reviewed the Company's audited financial statements for the fiscal year ended December 31, 2019 and has discussed those financial statements with management and KMJ. The Audit Committee has also received from, and discussed with, KMJ various communications that such independent registered public accounting firm is required to provide to the Audit Committee, including the matters required to be discussed by statement on Auditing Standards No. 1301, as adopted by the Public Company Accounting Oversight Board (“PCAOB”). The Audit Committee also discussed with KMJ matters relating to its independence, including a review of audit and non-audit fees and the letter and written disclosures made by KMJ to the Audit Committee pursuant to PCAOB Rule 3526 (Communications with Audit Committees Concerning Independence).
Audit and non-audit services to be provided by KMJ are subject to the prior approval of the Audit Committee. In general, the Audit Committee’s policy is to grant such approval where it determines that the non-audit services are not incompatible with maintaining the independent registered public accounting firm’s independence and there are cost or other efficiencies in obtaining such services from the independent registered public accounting firm as compared to other possible providers.
In addition, the Audit Committee reviewed initiatives aimed at strengthening the effectiveness of our internal control structure. As part of this process, the Audit Committee continued to monitor and review staffing levels and steps taken to implement recommended improvements in internal procedures and controls.
Based on these reviews and discussions, the Audit Committee recommended to our Board of Directors that our audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2019, filed with the SEC on March 16, 2020.
Respectfully submitted,
Audit Committee:
Herbert D. Montgomery, Chairman
Ernest Mario, Ph.D
Ervin Veszprémi

PROPOSAL NO. 4 - APPROVAL OF AN AMENDMENT TO THE KINDRED BIOSCIENCES, INC. 2018 EQUITY INCENTIVE PLAN
On April 20, 2018, our Board of Directors adopted the Kindred Biosciences, Inc. 2018 Equity Incentive Plan (the “2018 Plan”) and, on June 22, 2018, our stockholders approved the 2018 Plan at the annual meeting of stockholders. The 2018 Plan is the successor to the Kindred Biosciences, Inc. 2016 Equity Incentive Plan (the “2016 Plan”).
On April 21, 2020, our Board of Directors unanimously approved an amendment to Section 3 of the 2018 Plan that (1) increases the aggregate number of shares of common stock that may be issued pursuant to stock awards granted under the 2018 Plan from 3,000,000 shares to 4,600,000 shares and (2) provides that each restricted stock award and restricted stock unit award that is granted under the 2018 Plan on or after April 21, 2020 will be counted against the maximum number of shares of common stock that may be issued under the 2018 Plan as two shares of common stock for each share of common stock that is subject to the restricted stock award or restricted stock unit award. We refer to this amendment to Section 3 of the 2018 Plan as the “Plan Amendment.” The Plan Amendment approved by our Board of Directors is subject to the approval of our stockholders at the Annual Meeting. If our stockholders do not approve the Plan Amendment, the number of shares of common stock that may be issued pursuant to stock awards granted under the 2018 Plan will remain at 3,000,000 shares and we will not adopt the share counting amendment with respect to grants of restricted stock awards and restricted stock unit awards described above in this paragraph. Our Board of Directors unanimously recommends that stockholders approve the Plan Amendment.
No other amendments to the 2018 Plan are being proposed by our Board of Directors, although the cover page of the 2018 Plan has been updated to refer to the dates on which our Board of Directors adopted the 2018 Plan and our stockholders approved the 2018 Plan.
A copy of the 2018 Plan, as amended by the Plan Amendment increasing the number of shares that may be issued under the 2018 Plan from 3,000,000 shares to 4,600,000 shares, is attached as Appendix A to this Proxy Statement and is incorporated herein by reference. We urge stockholders to read the 2018 Plan, as amended by the Plan Amendment, in its entirety.
Why We Are Asking Our Stockholders to Approve the Plan Amendment
We maintain the 2018 Plan to grant stock options, restricted stock, restricted stock units and other stock awards in order to provide long-term incentives to our employees, directors and consultants. Our Board of Directors adopted the 2018 Plan as the successor to the 2016 Plan because it wanted to update the plan provisions to conform to current market practices and changes in applicable tax law.
As of March 31, 2020, only 155,914 shares of our common stock remained available for new awards under the 2018 Plan, and we therefore are requesting our stockholders to approve an increase in the number of shares of common stock that are authorized for issuance under the 2018 Plan from 3,000,000 shares to 4,600,000 shares.
Approval of the Plan Amendment by our stockholders will allow us to continue to grant stock options, restricted stock, restricted stock units and other stock awards at levels determined to be appropriate by our Board of Directors or Compensation Committee. The 2018 Plan, as amended by the Plan Amendment, will also allow us to continue to use a varied array of equity incentives in order to secure and retain the services of our employees, directors and consultants and to align their interests with the interests of our stockholders.
We also maintain a 2014 Employee Stock Purchase Plan (the “ESPP”) that enables employees to purchase our common stock at a 15% discount, although the number of shares of common stock that each employee is permitted to purchase under that plan is limited and that plan alone does not enable us to achieve the goals described above. No more shares of common stock are available for new awards under either the 2016 Plan or our 2012 Equity Incentive Plan (the “2012 Plan”).
Requested Shares
If the Plan Amendment is approved by our stockholders, the additional number of shares of common stock available for issuance will be 1,600,000 shares, which represents approximately 3.5% of the shares of our fully-diluted common stock outstanding as of March 31, 2020. Based on historic grant practices, our Board of Directors estimates that these additional

1,600,000 shares, when added to the 155,914 shares that currently remain available for new awards under the 2018 Plan, should be sufficient to enable us to grant equity awards to our employees, directors and consultants for approximately two more years.
Why You Should Vote to Approve the Plan Amendment
Equity Awards Are an Important Part of Our Compensation Philosophy.
The 2018 Plan is critical to our ongoing effort to build stockholder value through retaining and motivating key employees, directors and consultants. The purpose of the 2018 Plan is to provide us with a sufficient reserve of common stock to offer appropriate incentives to our employees, directors and consultants. We are a biopharmaceutical company focused on saving and improving the lives of pets. Our success in developing marketable products and implementing our current initiatives depends on our ability to attract and retain qualified personnel in areas requiring specific technical, medical or commercial expertise. Like many drug development companies, we actively compete for highly qualified employees. Our equity programs are key components of our strategy to attract and retain those individuals. We continue to believe that equity compensation is a critical component to motivate key employees, directors and consultants and effectively aligns their compensation with stockholder interests.
Because only 155,914 shares of our common stock remained available for new awards under the 2018 Plan as of March 31, 2020, we will be unable to attract, retain and motivate our employees, directors and consultants, including new employees that we will hire, without an increase in the number of shares of common stock that are available for issuance under the 2018 Plan.
While we could increase cash compensation if we are unable to grant equity incentives, we believe that equity awards are a more effective executive compensation vehicle than cash at a growth-oriented, entrepreneurial company because they deliver high potential value with a smaller impact on current income and cash flow. Therefore, we are asking our stockholders to approve the Plan Amendment and to increase the number of shares of common stock that are authorized for issuance under the 2018 Plan from 3,000,000 shares to 4,600,000 shares.
We Manage Our Equity Award Use Carefully, and the Dilution that Will Result Under the 2018 Plan with the Plan Amendment is Reasonable.
We continue to believe that equity awards are a vital part of our overall compensation program. Our compensation philosophy reflects broad-based eligibility for equity incentive awards, and we grant awards to a majority of our employees. However, we recognize that equity awards dilute existing stockholders and that, therefore, we must responsibly manage the growth of our equity compensation program. We are committed to effectively managing our equity compensation share reserve, including our “overhang” and “burn rate,” to ensure that we maximize stockholder value by granting the appropriate number of equity incentive awards necessary to attract and reward employees, directors and consultants. The tables below show our responsible overhang and burn rate percentages.
The 2018 Plan, as Amended by the Plan Amendment, Combines Compensation and Governance Best Practices.
Our Board of Directors believes that the 2018 Plan contains provisions that are designed to protect our stockholders’ interests and to reflect compensation and corporate governance best practices, including:

•
Stockholder Approval Is Required for Additional Shares. The 2018 Plan does not contain an annual “evergreen” provision that provides for automatic increases of shares on an ongoing basis. Because the 2018 Plan states that stockholder approval is required to issue any additional shares from the 2018 Plan once we have used all shares available for issuance, we are asking our stockholders to approve the Plan Amendment.

•
No Discounted Stock Options or Stock Appreciation Rights. The 2018 Plan requires all stock options and stock appreciation rights to have an exercise price (or strike price) equal to or greater than the fair market value of our common stock on the date the stock option or stock appreciation right is granted.

•	Repricing Is Not Allowed Without Stockholder Approval. The 2018 Plan prohibits the repricing or exchange of underwater stock options and stock appreciation rights without prior stockholder approval.

•
Awards Are Subject to Clawback. All awards granted under the 2018 Plan are subject to recoupment in accordance with any clawback policy that we are required to adopt pursuant to the listing standards of any national securities exchange on which our common stock is listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable law. In addition, the 2018 Plan’s administrator may impose such other clawback, recovery or recoupment provisions in an award agreement as it determines are necessary or appropriate.

•
Limit on Annual Compensation to Non-Employee Directors. The 2018 Plan provides that the annual compensation payable by us to a non-employee director, including the grant date value of stock awards, cash retainers, committee fees and other compensation, shall not exceed $500,000 in the aggregate. Furthermore, the 2018 Plan provides that a maximum of 100,000 shares of our common stock subject to options and other stock awards may be granted to any non-employee director during any calendar year.

•
Restrictions on Dividends. The 2018 Plan provides that (1) no dividends or dividend equivalents may be paid with respect to any shares of our common stock subject to an award before the date that such shares have vested, (2) any dividends or dividend equivalents that are credited with respect to any such shares will be subject to all of the terms and conditions applicable to such shares under the terms of the applicable award agreement (including, without limitation, any vesting conditions), and (3) any dividends or dividend equivalents that are credited with respect to any such shares will be forfeited to us on the date, if any, such shares are forfeited to or repurchased by us due to a failure to meet any vesting conditions under the terms of the applicable award agreement.

•
Limits on New Grants of Restricted Stock Awards and Restricted Stock Unit Awards. The Plan Amendment provides that each restricted stock award and restricted stock unit award that is granted under the 2018 Plan on or after April 21, 2020 will be counted against the maximum number of shares of common stock that may be issued under the 2018 Plan as two shares of common stock for each share of common stock that is subject to the restricted stock award or restricted stock unit award. This provision of the Plan Amendment places a reasonable limitation on so-called “full-value awards” to 2018 Plan participants.

No Additional Awards May Be Made Under the 2012 and 2016 Plans
No new awards may be made under either the 2012 Plan or the 2016 Plan. However, each of those plans will continue to govern existing awards made under the plans.
Historical Grant Information
The following tables set forth information about our historical equity compensation practices.
Overhang Table
“Overhang” refers to the potential stockholder dilution represented by outstanding awards under our equity plans and shares of common stock that are available for future awards under these plans. The following table provides information regarding outstanding awards under the 2018 Plan, the 2016 Plan and the 2012 Plan as of March 31, 2020. The table also provides information regarding shares of our common stock that, as of March 31, 2020, are available for new awards under the 2018 Plan, as amended by the Plan Amendment, and that are available for issuance under the ESPP.

As of March 31, 2020
Total number of shares of common stock subject to outstanding, unexercised stock options granted under the 2018 Plan, the 2016 Plan and the 2012 Plan	6,931,540
Weighted-average exercise price of these outstanding stock options	$8.09
Weighted-average remaining term, in years, of these outstanding stock options	6.58
Total number of outstanding unvested restricted shares and unvested restricted stock units granted under the 2018 Plan, the 2016 Plan and the 2012 Plan	876,202
Total number of shares of common stock available for new awards under the 2018 Plan, assuming approval of the Plan Amendment adding 1,600,000 shares of common stock	1,755,914
Total number of shares of common stock available for issuance under the ESPP	250,530
Total number of our issued and outstanding shares of common stock as of March 31, 2020	39,289,624
Potential stockholder dilution expressed as a percentage of our outstanding shares as of March 31, 2020 that are represented by (1) the shares of common stock that are available for new awards under the 2018 Plan, as amended by the Plan Amendment, and issuance under the ESPP and (2) the shares of common stock that may be issued upon the exercise of outstanding stock options, upon the vesting of outstanding restricted stock units and upon the vesting of outstanding restricted stock grants	24.98%

Burn Rate Table
The following table provides information regarding activity related to the 2018 Plan, the 2016 Plan and the 2012 Plan for the 2019, 2018 and 2017 fiscal years. The table excludes shares issued under the ESPP. The burn rate (or run rate) set forth below is based upon the number of shares of our common stock subject to equity awards granted during a fiscal year stated as a percentage of the weighted-average number of outstanding shares of common stock for such fiscal year.
The three-year average burn rate was 4.9%.

	Fiscal 2019	Fiscal 2018	Fiscal 2017
Shares subject to options granted	1,107,500	1,607,193	1,208,200
Options cancelled	33,166	30,250	19,000
Restricted shares granted	—	—	250,000
Restricted stock units granted	264,075	315,000	—
Shares Available for Grant	1,258,098	2,596,507	1,488,450
Weighted-average outstanding shares of common stock during the fiscal year	38,656,877	31,001,355	25,083,979
Burn rate for the fiscal year	3.5%	6.1%	5.7%

Awards Granted in 2019 under the 2018 Plan to Certain Individuals and Groups
Awards under the 2018 Plan are discretionary. Accordingly, we cannot currently determine the benefits or number of shares subject to awards that may be granted in 2020 or thereafter to executive officers, other employees, directors and consultants under the 2018 Plan, as amended by the Plan Amendment.
The following table shows for our 2019 fiscal year, as to the listed individuals and groups, the shares covered by stock options that we granted and the number of restricted shares and restricted stock units that we granted.

Name and Position	Stock Options	Restricted Shares	Restricted Stock Units
Named Executive Officers:
Richard Chin, M.D., Chief Executive Officer	400,000	—	50,000
Denise M. Bevers, President and Chief Operating Officer	150,000	—	—
Wendy Wee, Chief Financial Officer	100,000	—	—
Hangjun Zhan, Ph.D., Chief Scientific Officer	100,000	—	—
All current executive officers as a group (4 persons)	750,000	—	50,000
All current directors who are not executive officers as a group (5 persons)	249,000	—	—
All current employees who are not executive officers as a group (1)	108,500	—	214,075
(1) As of March 31, 2020, we had 99 employees who were not executive officers.
Equity Compensation Plan Information
The following table provides certain information as of December 31, 2019, our most recent fiscal year end, regarding securities authorized for issuance under our equity compensation plans.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by stockholders:
2012 Equity Incentive Plan (terminated)	2,740,842	$6.74	—
2016 Equity Incentive Plan	2,134,701	$7.71	—
2018 Equity Incentive Plan	1,477,827	$10.49	1,258,098
2014 Employee Stock Purchase Plan	—	—	250,530
Equity compensation plans not approved by stockholders	—	—	—
Total	6,353,370	$7.94	1,508,628
Summary of the 2018 Plan, as Amended by the Plan Amendment
The summary of the principal features of the 2018 Plan, as amended by the Plan Amendment, that is set forth below is not a complete description of the 2018 Plan and is qualified by the full text of the 2018 Plan that is attached as Appendix A to this Proxy Statement.
Types of Awards
The 2018 Plan provides for the following types of awards: incentive stock options, nonstatutory stock options, restricted stock awards, restricted stock unit awards, stock appreciation rights, performance stock awards, performance cash awards, and other stock-based awards. We refer to these stock awards in this Proposal 4 collectively as the stock awards or awards.
Eligibility
Stock awards may be granted under the 2018 Plan to employees (including officers) and consultants of the Company or our affiliates, and to members of our Board of Directors. Pursuant to applicable tax law, we may grant incentive stock options only to our employees (including officers) and employees of our subsidiaries. As of March 31, 2020, we had a total of 103 employees and 5 non-employee directors who were eligible to be granted awards under the 2018 Plan.
Annual Compensation to Non-Employee Directors; Limitation on Annual Stock Awards to Participants

The 2018 Plan provides that the compensation payable by us to a non-employee director for services performed as a non-employee director, including, without limitation, the grant date value (determined under U.S. generally accepted accounting principles) of stock awards, cash retainers, committee fees and other compensation, shall not exceed $500,000 in the aggregate during any calendar year. Furthermore, the 2018 Plan provides that a maximum of 100,000 shares of our common stock subject to options and other stock awards may be granted to any non-employee director during any calendar year. The 2018 Plan also provides that no officer, employee or consultant may be granted stock awards covering more than 500,000 shares of our common stock during any calendar year pursuant to stock options, stock appreciation rights and other stock awards.
Administration
The 2018 Plan is administered by our Board of Directors, which may in turn delegate authority to administer the 2018 Plan to a committee. Our Board of Directors has delegated administration of the 2018 Plan to the Compensation Committee of the Board of Directors, but has retained the authority to concurrently administer the 2018 Plan with the Compensation Committee and may, at any time, re-vest in itself some or all of the powers previously delegated to the Compensation Committee. Subject to the terms of the 2018 Plan, the Compensation Committee may determine the recipients, numbers and types of stock awards to be granted, and terms and conditions of the stock awards, including the period of their exercisability and vesting. Subject to the limitations set forth below, the Compensation Committee also determines the fair market value applicable to a stock award and the exercise price of stock options and stock appreciation rights granted under the 2018 Plan.
Unless otherwise determined by the Board of Directors, the Compensation Committee shall be comprised of at least two directors, each of whom is (1) a “non-employee director” within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended, and (2) an “independent director” under applicable rules of The NASDAQ Stock Market LLC, including the independence rules of such stock exchange relating to compensation committee members. The Compensation Committee has the authority to delegate its administrative powers under the 2018 Plan to a subcommittee consisting of members of the Compensation Committee.
The 2018 Plan also permits delegation to one or more officers of the ability to determine the recipients, number of shares and types of stock awards (to the extent permitted by law) to be granted to employees other than our officers, subject to a maximum limit on the aggregate number of shares subject to stock awards that may be granted by such officers.
Stock Available for Awards
If this Proposal 4 is approved, the total number of shares of our common stock reserved for issuance under the 2018 Plan will consist of 4,600,000 shares (the “Share Reserve”). The closing price of our common stock on March 31, 2020, as reported on The NASDAQ Capital Market, was $4.00 per share.
The Plan Amendment provides that each restricted stock award and restricted stock unit award that is granted under the 2018 Plan on or after April 21, 2020 will be counted against the Share Reserve as two shares of common stock for each share of common stock that is subject to the restricted stock award or restricted stock unit award. Other awards granted under the 2018 Plan will continue to be counted against the Share Reserve as one share of common stock for each share of common stock that is subject to the award.

The shares of common stock subject to stock awards granted under the 2018 Plan that expire, are forfeited because of a failure to vest, or otherwise terminate without being exercised in full will return to the Share Reserve and be available for issuance under the 2018 Plan. All shares that are withheld to satisfy tax requirements or that are used to pay the exercise or purchase price of a stock award will return to the Share Reserve and be available for issuance under the 2018 Plan. The Plan Amendment provides that if any shares of common stock subject to a restricted stock award or restricted stock unit award (whenever granted) again become available for issuance under the 2018 Plan pursuant to either of the preceding two sentences or as a result of any other expiration or termination of the award, the Share Reserve will be increased by two shares for each share of common stock that becomes available for issuance; shares of common stock subject to other awards under the 2018 Plan that again become available for issuance pursuant to the 2018 Plan will increase the Share Reserve by only one share for each share that becomes available for issuance.
Appropriate adjustments will be made to the Share Reserve, to the limit on the number of shares that may be issued as incentive stock options, to the exercise price and number of outstanding options, and to the limit on the number of shares that may be awarded to any one person in any calendar year in the event of any change in our common stock without the receipt of consideration by the Company through reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, large nonrecurring cash dividend, stock split, reverse stock split, spin-off, split-off, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or any similar equity restructuring transaction, other than the conversion of convertible securities.
Repricing
The 2018 Plan expressly provides that, without the approval of our stockholders, the Compensation Committee may not provide for either the cancellation of underwater stock options or stock appreciation rights outstanding under the 2018 Plan in exchange for the grant of new awards, or the amendment of outstanding stock options or stock appreciation rights to reduce their exercise price.
Dividends and Dividend Equivalents
The 2018 Plan provides that (1) no dividends or dividend equivalents may be paid with respect to any shares of our common stock subject to an award before the date that such shares have vested, (2) any dividends or dividend equivalents that are credited with respect to any such shares will be subject to all of the terms and conditions applicable to such shares under the terms of the applicable award agreement (including, without limitation, any vesting conditions), and (3) any dividends or dividend equivalents that are credited with respect to any such shares will be forfeited to us on the date, if any, such shares are forfeited to or repurchased by us due to a failure to meet any vesting conditions under the terms of the applicable award agreement.
Terms of Options
A stock option is the right to purchase shares of our common stock at a fixed exercise price during a specified period of time. Stock option grants may be incentive stock options or nonstatutory stock options. Each option is evidenced by a stock option agreement. The Compensation Committee determines the terms of a stock option including the exercise price, the form of consideration paid on exercise, the vesting schedule, restrictions on transfer and the term of the option.
Generally, the exercise price of a stock option may not be less than 100% of the fair market value of the stock subject to the option on the date of grant. Options granted under the 2018 Plan will vest at the rate specified in the option agreement.
The term of an option granted under the 2018 Plan will be determined by the Compensation Committee, but may not exceed ten years. The Compensation Committee will determine the time period, including the time period following a termination of an optionholder’s continuous service relationship with us or any of our affiliates, during which an optionholder has the right to exercise a vested option. Unless the terms of an optionholder’s stock option agreement provide otherwise, if an optionholder’s continuous service relationship with us, or any of our affiliates, ceases for any reason other than disability or death, the optionholder may generally exercise any vested options for a period of three months following the cessation of service. Unless otherwise provided in the option agreement, if an optionholder’s service relationship with us, or any of our affiliates, ceases due to disability or death, or an optionholder dies within a certain period following cessation of service, the optionholder or a beneficiary may generally exercise any vested options for a period of eighteen months in the event of disability and eighteen months in the event of death. The Compensation Committee has discretion to extend the term of any outstanding option and to extend the time period during which a vested option may be exercised following a termination of continuous service. The Compensation Committee also has discretion to accelerate the vesting of an option or a stock appreciation right following a participant’s termination of continuous service or to provide in an award agreement for continued vesting of an option or a stock appreciation right following a termination of continuous service.

Acceptable forms of consideration for the purchase of our common stock issued under the 2018 Plan may include cash, payment pursuant to a “cashless” exercise program developed under Regulation T as promulgated by the Federal Reserve Board, common stock owned by the participant, payment through a net exercise feature, or other approved forms of legal consideration.
Generally, an optionholder may not transfer a stock option other than by will or the laws of descent and distribution or pursuant to a domestic relations order. However, to the extent permitted under the terms of the applicable stock option agreement, an optionholder may designate a beneficiary who may exercise the option following the optionholder’s death.
Tax Limitations on Incentive Stock Options
The aggregate fair market value, determined at the time of grant, of shares of our common stock with respect to incentive stock options that are exercisable for the first time by an optionholder during any calendar year under all of our stock plans may not exceed $100,000. The options or portions of options that exceed this limit are generally treated as nonstatutory stock options. In addition, the maximum number of shares that may be issued pursuant to the exercise of incentive stock options under the 2018 Plan is 3,000,000 shares. No incentive stock option may be granted to any person who, at the time of the grant, owns or is deemed to own stock possessing more than 10% of our total combined voting power or that of any affiliate unless the following conditions are satisfied:

•	The option exercise price must be at least 110% of the fair market value of the stock subject to the option on the date of grant; and

•	The term of any incentive stock option award must not exceed five years from the date of grant.
Terms of Restricted Stock Awards
Restricted stock awards are awards of shares of our common stock. Each restricted stock award is evidenced by an award agreement that sets forth the terms and conditions of the award. A restricted stock award may be granted in consideration for cash, the recipient’s services performed, or to be performed, for us or an affiliate of ours or other form of legal consideration. Shares of our common stock acquired under a restricted stock award may be subject to forfeiture in accordance with the vesting schedule determined at the time of grant. Rights to acquire shares of our common stock under a restricted stock award may be transferred only upon such terms and conditions as are set forth in the restricted stock award agreement.
Terms of Restricted Stock Unit Awards
A restricted stock unit is a right to receive stock or cash (or a combination of cash and stock) equal to the value of a share of stock at the end of a set period. No stock is issued at the time of grant. Each restricted stock unit award is evidenced by an agreement that sets forth the terms and conditions of the award. Restricted stock unit awards may be subject to vesting in accordance with a vesting schedule determined at grant. When a participant’s continuous service with us or any of our affiliates terminates for any reason, the unvested portion of the restricted stock unit award will be forfeited unless otherwise provided in the restricted stock unit award agreement.
Terms of Stock Appreciation Rights
Stock appreciation rights will be granted pursuant to a stock appreciation rights agreement. Each stock appreciation right is denominated in common stock share equivalents. The Compensation Committee determines the strike price for a stock appreciation right, which generally cannot be less than 100% of the fair market value of our common stock on the date of grant. A stock appreciation right granted under the 2018 Plan vests at the rate specified in the stock appreciation right agreement as determined by the Compensation Committee.
When a stock appreciation right is exercised, the holder is entitled to an amount equal to the product of (1) the excess of the per share fair market value of our common stock on the date of exercise over the strike price, multiplied by (2) the number of shares of common stock with respect to which the stock appreciation right is exercised. We may pay the amount of the appreciation in cash or shares of our common stock or a combination of both.

The Compensation Committee determines the term of stock appreciation rights granted under the 2018 Plan, up to a maximum of ten years. Unless the terms of an optionholder’s stock option agreement provide otherwise, if a participant’s continuous service with us, or any of our affiliates, ceases for any reason other than disability or death, the participant may generally exercise any vested stock appreciation right for a period of three months following the cessation of service. If a participant’s service relationship with us, or any of our affiliates, ceases due to disability or death, or a participant dies within a certain period following cessation of service, the participant or a beneficiary may generally exercise any vested stock appreciation right for a period of eighteen months in the event of disability and eighteen months in the event of death. The Compensation Committee has discretion to extend the term of any outstanding stock appreciation right and to extend the time period during which a vested stock appreciation right may be exercised following a termination of continuous service.
Terms of Performance Awards
The 2018 Plan provides for the grant of performance stock awards and performance cash awards. A performance award may vest or be exercised upon achievement of pre-determined performance goals during a specified period. A performance award may also require the completion of a specified period of continuous service. The length of any performance period, the performance goals to be achieved during the performance period, and the measure of whether and to what degree such performance goals have been attained will be determined by the Compensation Committee.
Performance-based stock and cash awards may be made subject to one or more of the following criteria: (1) earnings (including earnings per share and net earnings); (2) earnings before interest, taxes and depreciation; (3) earnings before interest, taxes, depreciation and amortization; (4) total stockholder return; (5) return on equity or average stockholders’ equity; (6) return on assets, investment or capital employed; (7) stock price; (8) margin (including gross margin); (9) income (before or after taxes); (10) operating income; (11) operating income after taxes; (12) pre-tax profit, operating profit or net operating profit; (13) operating cash flow; (14) sales or revenue targets; (15) increases in revenue or product revenue; (16) expenses and cost reduction goals; (17) improvement in or attainment of working capital levels; (18) economic value added (or an equivalent metric); (19) market share; (20) cash flow; (21) cash flow per share; (22) share price performance; (23) debt levels or debt reduction; (24) regulatory body approval for commercialization of a product; (25) implementation, completion or attainment of objectives relating to product research, product studies, product study results, product commercialization, regulatory approval and commercial or strategic milestones; (26) acquisition and development of manufacturing facilities for products; (27) measures of customer satisfaction or retention; (28) success in compliance with applicable laws and regulations and applicable accounting requirements; (29) investor relations activities and success; (30) stockholders’ equity; (31) capital expenditures; (32) measures of workforce diversity or retention; (33) growth of net income or operating income; and (34) any other measures of performance selected by the Board.
The performance goals may be based on a company-wide basis, with respect to one or more business units, divisions, affiliates, or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. Unless specified otherwise (i) in the award agreement at the time the award is granted or (ii) in such other document setting forth the performance goals at the time the goals are established, the Compensation Committee may elect to make appropriate adjustments in the method of calculating the attainment of performance goals as follows: (1) to exclude restructuring and/or other nonrecurring charges; (2) to exclude exchange rate effects, as applicable, for non-U.S. dollar denominated goals; (3) to exclude the effects of changes to generally accepted accounting principles; (4) to exclude the effects of any statutory adjustments to corporate tax rates; (5) to exclude the effects of any “extraordinary items” as determined under generally accepted accounting principles; (6) to exclude the dilutive effects of acquisitions or joint ventures; (7) to assume that any business divested by us achieved performance objectives at targeted levels during the balance of a performance period following such divestiture; (8) to exclude the effect of any change in the outstanding shares of our common stock by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to common shareholders other than regular cash dividends; (9) to exclude the effects of stock based compensation and/or the award of bonuses under our bonus plans; (10) to exclude expenses incurred in the acquisition or disposition of businesses; and (11) to exclude the effect of any other unusual, non-recurring gain or loss or other extraordinary item. In addition, the Compensation Committee retains the discretion to reduce, eliminate or increase the amount that is payable upon attainment of the specified performance goals. The performance goals may differ from participant to participant and from award to award.

Terms of Other Stock Awards
The Compensation Committee may grant other forms of stock awards that are valued in whole or in part by reference to the value of KindredBio common stock. Subject to the provisions of the 2018 Plan, the Compensation Committee has the authority to determine the persons to whom and the dates on which such other stock awards will be granted, the number of shares of common stock (or cash equivalents) to be subject to each award, and other terms and conditions of such awards. Such awards may be granted either alone or in addition to other stock awards granted under the 2018 Plan. Such other forms of stock awards may be subject to vesting in accordance with a vesting schedule determined at grant.
Corporate Transactions; Changes in Control
Corporate Transaction. In the event of certain significant corporate transactions, the Compensation Committee has the discretion to take one or more of the following actions with respect to outstanding stock awards under the 2018 Plan:

•	Arrange for assumption, continuation, or substitution of a stock award by a surviving or acquiring entity (or its parent company);

•
Arrange for the assignment of any reacquisition or repurchase rights applicable to any shares of our common stock issued pursuant to a stock award to the surviving or acquiring corporation (or its parent company);

•	Accelerate the vesting and exercisability of a stock award followed by the termination of the stock award;

•	Arrange for the lapse of any reacquisition or repurchase rights applicable to any shares of our common stock issued pursuant to a stock award; and

•
Arrange for the surrender of a stock award in exchange for a payment equal to the excess of (1) the value of the property the holder of the stock award would have received upon the exercise of the stock award, over (2) any exercise price payable by such holder in connection with such exercise.

The Compensation Committee need not take the same action for each stock award.
For purposes of the 2018 Plan, a corporate transaction will be deemed to occur in the event of (1) the consummation of a sale of all or substantially all of our consolidated assets, (2) the consummation of a sale of at least 90% of our outstanding securities, (3) the consummation of a merger or consolidation in which we are not the surviving corporation, or (4) the consummation of a merger or consolidation in which we are the surviving corporation but shares of our outstanding common stock are converted into other property by virtue of the transaction.
Change in Control. A stock award may be subject to additional acceleration of vesting and exercisability upon or after specified change in control transactions (as defined in the 2018 Plan), as provided in the stock award agreement or in any other written agreement between us or any affiliate and the participant.
Duration, Suspension, Termination and Amendment of the 2018 Plan
The Board of Directors may suspend or terminate the 2018 Plan at any time. Unless sooner terminated by our Board of Directors, the 2018 Plan shall automatically terminate on April 19, 2028, which is the day before the tenth anniversary of the date the 2018 Plan was adopted by the Board of Directors. No awards may be granted under the 2018 Plan while the 2018 Plan is suspended or after it is terminated.
The Board of Directors may amend the 2018 Plan at any time. However, no amendment, suspension or termination of the plan will adversely affect any rights under awards already granted to a participant unless agreed to by the affected participant. Furthermore, without stockholder approval, the Board of Directors does not have the right or authority (1) to increase the aggregate number of shares of common stock (including upon the exercise of incentive stock options) that may be issued under the 2018 Plan, other than in connection with specified capitalization adjustments such as stock splits and stock dividends and the other transactions described above under “Stock Available for Awards,” (2) to amend the provisions in the 2018 Plan relating to a prohibition on the repricing of stock awards, (3) to amend the 2018 Plan in any respect that requires stockholder approval under applicable stock exchange rules, or (4) to amend the 2018 Plan in any respect that requires stockholder approval under the Internal Revenue Code of 1986, as amended (the “Code”), or any other applicable law.

Tax Withholding
The Compensation Committee may require a participant to satisfy any federal, state, local, or foreign tax withholding obligation relating to a stock award by (1) causing the participant to tender a cash payment, (2) withholding shares of common stock from the shares of common stock issued or otherwise issuable to the participant in connection with the award, (3) withholding cash from an award settled in cash or from other amounts payable to the participant, (4) withholding payment from any amounts otherwise payable to the participant, or (5) by other method set forth in the award agreement.
U.S. Federal Income Tax Consequences
The following is a summary of the principal United States federal income tax consequences to participants and the Company with respect to participation in the 2018 Plan. The summary is not intended to be exhaustive and does not discuss the income tax laws of any local, state or foreign jurisdiction in which a participant may reside. The information is based upon current federal income tax rules and therefore is subject to change when those rules change. Because the tax consequences to any participant may depend on his or her particular situation, each participant should consult the participant’s tax adviser regarding the federal, state, local, and other tax consequences of the grant or exercise of an award or the disposition of stock acquired under the 2018 Plan. The 2018 Plan is not qualified under the provisions of Section 401(a) of the Code and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974. Our ability to realize the benefit of any tax deductions described below depends on our generation of taxable income as well as the satisfaction of our tax reporting obligations.
Incentive Stock Options
The 2018 Plan provides for the grant of stock options that qualify as “incentive stock options,” as defined in Section 422 of the Code. Under the Code, an optionholder generally is not subject to ordinary income tax upon the grant or exercise of an incentive stock option. If the optionholder holds a share received on the exercise of an incentive stock option for more than two years from the date the option was granted and more than one year from the date the option was exercised, which is referred to as the required holding period, the difference, if any, between the amount realized on a sale or other taxable disposition of that share and the holder’s tax basis (for regular tax purposes, the tax basis is generally the exercise price, and for alternative minimum tax purposes, the tax basis is generally the exercise price plus any spread treated as an item of adjustment for alternative minimum tax purposes) in that share will be long-term capital gain or loss.
If, however, an optionholder disposes of a share acquired on exercise of an incentive stock option before the end of the required holding period, which is referred to as a disqualifying disposition, the optionholder generally will recognize ordinary income in the year of the disqualifying disposition equal to the excess, if any, of the fair market value of the share on the date the incentive stock option was exercised over the exercise price. However, if the sales proceeds are less than the fair market value of the share on the date of exercise of the option, the amount of ordinary income recognized by the optionholder will not exceed the gain, if any, realized on the sale. If the amount realized on a disqualifying disposition exceeds the fair market value of the share on the date of exercise of the option, that excess will be short-term or long-term capital gain, depending on whether the holding period for the share exceeds one year.
For purposes of the alternative minimum tax, the amount by which the fair market value of a share of stock acquired on exercise of an incentive stock option exceeds the exercise price of that option generally will be an adjustment included in the optionholder’s alternative minimum taxable income for the year in which the option is exercised. If, however, there is a disqualifying disposition of the share in the year in which the option is exercised, there will be no adjustment for alternative minimum tax purposes with respect to that share. In computing alternative minimum taxable income, the tax basis of a share acquired on exercise of an incentive stock option is increased by the amount of the adjustment taken into account with respect to that share for alternative minimum tax purposes in the year the option is exercised.
We will not be allowed an income tax deduction with respect to the grant or exercise of an incentive stock option or the disposition of a share acquired on exercise of an incentive stock option after the required holding period. If there is a disqualifying disposition of a share, however, we will generally be allowed an income tax deduction in an amount equal to the taxable ordinary income realized by the optionholder, subject to the provisions of Section 162(m) of the Code summarized below and provided either that the optionholder includes that amount in income or we timely satisfy our tax reporting requirements with respect to that amount.
Nonstatutory Stock Options
Generally, there is no taxation upon the grant of a nonstatutory stock option if the option is granted with an exercise price equal to, or greater than, the fair market value of the underlying stock on the grant date. On exercise, an optionholder will recognize ordinary income equal to the excess, if any, of the fair market value on the date of exercise of the stock over the exercise price. Generally, the optionholder’s tax basis in those shares will be equal to their fair market value on the date of exercise of the option, and the optionholder’s capital gain holding period for those shares will begin on that date. Subject to the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, we will generally be entitled to an income tax deduction equal to the taxable ordinary income realized by the optionholder.
Restricted Stock
Generally, the recipient of a restricted stock award will recognize ordinary income at the time the stock is received equal to the excess, if any, of the fair market value of the stock received over any monetary amount paid by the recipient in exchange for the stock. If, however, the stock is not vested when it is received (for example, if the employee is required to work for a period of time in order to have the right to keep the stock), the recipient generally will not recognize income until the stock becomes vested, at which time the recipient will recognize ordinary income equal to the excess, if any, of the fair market value of the stock on the date it becomes vested over any monetary amount paid by the recipient in exchange for the stock. A recipient may, however, file an election with the Internal Revenue Service, within 30 days of his or her receipt of the stock award, to recognize ordinary income, as of the date the recipient receives the award, equal to the excess, if any, of the fair market value of the stock on the date the award is granted over any monetary amount paid by the recipient in exchange for the stock. The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired from a restricted stock award will be the monetary amount paid for such shares plus any ordinary income recognized either when the stock is received or when the stock becomes vested.
Subject to the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, we will generally be entitled to an income tax deduction equal to the taxable ordinary income realized by the recipient of the restricted stock award.
Restricted Stock Units
Generally, no taxable income is recognized upon receipt of a restricted stock unit award. The recipient will recognize ordinary income in the year in which the shares subject to that unit are actually issued to the participant (or cash in lieu of shares is delivered to the recipient) in an amount equal to the fair market value of the shares on the date of delivery. Subject to the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, we generally will be entitled to an income tax deduction equal to the amount of taxable ordinary income recognized by the recipient.
Stock Appreciation Rights
Generally, stock appreciation rights are subject to similar tax rules as nonstatutory stock options. This means that, generally, no taxable income is realized upon the receipt of a stock appreciation right. Upon exercise of the stock appreciation right, the fair market value of the shares (or cash in lieu of shares) received, less any strike price paid for such shares, is recognized as ordinary income to the recipient in the year of such exercise. Subject to the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, we will generally be entitled to an income tax deduction equal to the amount of taxable ordinary income recognized by the participant.
Section 162(m) of the Code
Section 162(m) of the Code, as amended by the Tax Cuts and Jobs Act of 2017, limits the U.S. federal income tax deductibility of compensation paid by us to any covered employee to $1,000,000 per taxable year. A “covered employee” is any individual who (1) is our principal executive officer or principal financial officer at any time during the taxable year, (2) is one of our executive officers (other than the principal executive officer or principal financial officer) whose compensation is required to be reported in our proxy statement’s summary compensation table by reason of such officer being among our highest compensated officers during the taxable year, or (3) was a covered employee described in clause (1) or (2) in any prior fiscal year beginning after December 31, 2016. Prior to 2018, an exception to the limitation on the deductibility of compensation applied for performance-based compensation. The performance-based compensation exception to the limitation on the deductibility of compensation in excess of $1,000,000 was repealed with respect to any compensation paid in any taxable year commencing on or after December 31, 2017, except that a transition rule provides that the amendments to Section 162(m) of the Code enacted in the Tax Cuts and Jobs Act do apply to any compensation which is provided pursuant to a written binding contract in effect on November 2, 2017 and which was not materially modified at any time after November 2, 2017.
Section 409A of the Code
Some awards under the 2018 Plan may be considered to be deferred compensation subject to special U.S. federal income tax rules under Section 409A of the Code. Failure to satisfy the applicable requirements under these provisions for awards considered deferred compensation would result in the acceleration of income and additional income tax liability to the recipient, including certain penalties. The 2018 Plan is intended to be designed and administered so that awards under the 2018 Plan are exempt from Section 409A of the Code or, alternatively, that any awards under the 2018 Plan that are considered to be deferred compensation will not give rise to any negative tax consequences to the recipient under these provisions.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” APPROVAL OF AN AMENDMENT TO THE 2018 EQUITY INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES AUTHORIZED FOR ISSUANCE BY 1,600,000 SHARES.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The table below sets forth certain information with respect to beneficial ownership of our securities as of March 31, 2020 by:

•	persons known by us to be the beneficial owners of more than 5% of our issued and outstanding common stock;

•	each of our Named Executive Officers, directors and director nominees; and

•	all of our executive officers and directors as a group.
The number of shares beneficially owned by each stockholder is determined in accordance with SEC rules. Under these rules, beneficial ownership includes any shares as to which a person has sole or shared voting power or investment power. Percentage ownership is based on 39,289,624 shares of our common stock outstanding on March 31, 2020. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to stock options, warrants or other rights held by such person that are currently convertible or exercisable or will become convertible or exercisable within 60 days of March 31, 2020 are considered outstanding, although these shares are not considered outstanding for purposes of computing the percentage ownership of any other person.
Unless otherwise stated, the address of each 5% or greater beneficial holder is c/o Kindred Biosciences, Inc., 1555 Bayshore Highway, Suite 200, Burlingame, California 94010. We believe, based on information provided to us, that each of the stockholders listed below has sole voting and investment power with respect to the shares beneficially owned by the stockholder unless noted otherwise, subject to community property laws where applicable.

Name and Address of Beneficial Owner
	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
Executive Officers, Directors and Director Nominees
Richard Chin, M.D(1)	3,523,846	8.64%
Denise M. Bevers(2)	744,254	1.86%
Wendy Wee(3)	259,538	*
Hangjun Zhan, Ph.D. (4)	265,295	*
Joseph S. McCracken (5)	112,515	*
Ernest Mario, Ph.D. (6)	281,853	*
Herbert D. Montgomery(7)	220,125	*
Raymond Townsend, Pharm.D.(8)	304,112	*
Ervin Veszprémi(9)	370,900	*
All executive officers and directors as a group (nine persons)(10)	6,082,438	12.63%

5% or Greater Stockholders
BlackRock, Inc.(11) 55 East 52nd Street New York, New York 10055	2,455,873	6.25%
Park West Asset Management LLC(12) 900 Larkspur Landing Circle, Suite 165 Larkspur, California 94939	6,743,893	17.16%

*	Less than 1%.

(1)
Includes 1,518,458 shares of common stock subject to stock options exercisable within 60 days of March 31, 2020 and 8,000 shares of common stock owned by Dr. Chin’s minor children who share his household. Dr. Chin disclaims beneficial ownership of the shares held by his minor children, except to the extent of his pecuniary interest therein.

(2)
Includes 635,921 shares of common stock issuable upon exercise of stock options within 60 days of March 31, 2020 of which 98,538 are held by SD Scientific, Inc., a corporation in which Ms. Bevers is a co-director and co-stockholder and, as such, is deemed to beneficially own such shares.

(3)	Includes 215,417 shares of common stock subject to stock options exercisable within 60 days of March 31, 2020.

(4)	Includes 228,334 shares of common stock subject to stock options exercisable within 60 days of March 31, 2020.
(5) Includes 112,515 shares of common stock subject to stock options exercisable within 60 days of March 31, 2020.

(6)	Includes 112,853 shares of common stock subject to stock options exercisable within 60 days of March 31, 2020.

(7)	Includes 220,125 shares of common stock subject to stock options exercisable within 60 days of March 31, 2020.

(8)	Includes 279,184 shares of common stock subject to stock options exercisable within 60 days of March 31, 2020.

(9)	Includes 370,900 shares of common stock issuable upon exercise of stock options within 60 days of March 31, 2020.

(10)	Includes 3,693,707 shares of common stock subject to stock options exercisable within 60 days of March 31, 2020.

(11)
According to a report on Schedule 13G filed with the SEC on February 7, 2020, the aggregate number of shares owned beneficially by BlackRock, Inc. ("BR") is 2,455,873 as of December 31, 2018, with sole voting power as to 2,417,399 shares and sole dispositive power as to 2,455,873 shares. Various persons have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, the common stock of the Company held by BR.

(12)
According to a report on Schedule 13G/A filed with the SEC on February 14, 2020, Park West Asset Management LLC, a Delaware limited liability company (“PWAM”) is the investment manager to (a) Park West Investors Master Fund, Limited, a Cayman Islands exempted company (“PWIMF”), and (b) Park West Partners International, Limited, a Cayman Islands exempted company (“PWPI” and, collectively with PWIMF, the “PW Funds”). Peter S. Park is the sole member and manager of PWAM. As of December 31, 2019, PW Funds held in aggregate 6,743,893 shares of common stock of the Company. The 6,743,893 shares of common stock held in the aggregate by the PW Funds may be deemed to be beneficially owned (x) indirectly by PWAM, as the investment adviser to PWIMF and PWPI and (y) by Mr. Park, as the sole member and manager of PWAM.

RELATED PERSON TRANSACTIONS
Policies and Procedures for Related Person Transactions
The Audit Committee of our Board of Directors has been delegated responsibility for reviewing and approving transactions between us and our directors, officers or beneficial owners of 5% or more of our voting securities or their respective affiliates. Such related person transactions include, with certain exceptions set forth in Item 404 of Regulation S-K under the Securities Act, any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which we were or are to be a participant, where the amount involved exceeds $120,000 in any fiscal year and a related person had, has or will have a direct or indirect material interest. In reviewing and approving any such transactions, our Audit Committee is tasked to consider all relevant facts and circumstances, including, but not limited to, whether the transaction is on terms comparable to those that could be obtained in an arm’s length transaction and the extent of the related person’s interest in the transaction.

There have been no reportable related person transactions requiring the review, ratification or approval of the Audit Committee since the beginning of fiscal 2019.

OTHER MATTERS
Fiscal Year 2019 Annual Report and SEC Filings
Our financial statements for our fiscal year ended December 31, 2019 are included in our Annual Report on Form 10-K, which we have made available to stockholders at the same time as this Proxy Statement. This Proxy Statement and our annual report are posted on our website at http://kindredbio.com and are available from the SEC at its website at www.sec.gov. You may also obtain a copy of our annual report without charge by sending a written request to Kindred Biosciences, Inc., Attention: Investor Relations, 1555 Bayshore Highway, Suite 200, Burlingame, California 94010.
* * *

The Board of Directors does not know of any other matters to be presented at the Annual Meeting. If any additional matters are properly presented at the Annual Meeting, the persons named in the enclosed proxy card will have discretion to vote the shares of our common stock they represent in accordance with their own judgment on such matters.
It is important that your shares of our common stock be represented at the Annual Meeting, regardless of the number of shares that you hold. You are, therefore, urged to vote by telephone or by using the Internet as instructed on the enclosed proxy card or execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.

THE BOARD OF DIRECTORS Burlingame, California April 28, 2020

APPENDIX A

KINDRED BIOSCIENCES, INC.
2018 EQUITY INCENTIVE PLAN, AS AMENDED
Originally Adopted by the Board of Directors on April 20, 2018 and
Approved by the Stockholders on June 22, 2018
(This copy of the Plan includes the amendment to Section 3 of the Plan approved by the Board of Directors on April 21, 2020, and to be approved by the Company’s stockholders at the annual meeting on June 15, 2020, increasing the number of shares of Common Stock that may be issued under the Plan from 3,000,000 shares to 4,600,000 shares and changing the method of counting against the Share Reserve Restricted Stock Awards and Restricted Stock Unit Awards granted on or after April 21, 2020.)

1.	GENERAL.
(a)Eligible Award Recipients. The persons eligible to receive Awards are Employees, Directors and Consultants.
(b)Available Awards. The Plan provides for the grant of the following Awards: (i) Incentive Stock Options; (ii) Nonstatutory Stock Options; (iii) Stock Appreciation Rights; (iv) Restricted Stock Awards; (v) Restricted Stock Unit Awards; (vi) Performance Stock Awards; (vii) Performance Cash Awards; and (viii) Other Stock Awards.
(c)Purpose. The Company, by means of the Plan, seeks to secure and retain the services of the group of persons eligible to receive Awards as set forth in Section 1(a), to provide incentives for such persons to exert maximum efforts for the success of the Company and any Affiliate and to provide a means by which such eligible recipients may be given an opportunity to benefit from increases in the value of the Common Stock through the granting of Awards.
(d)Successor to the 2016 Equity Incentive Plan. The Plan is intended to be the successor to the Company’s 2016 Equity Incentive Plan. From and after the date that the Company’s stockholders approve the Plan, no awards shall be made under the 2016 Equity Incentive Plan. All awards made under the 2016 Equity Incentive Plan shall remain subject to the terms of that plan.
(e)Definitions. Section 13 sets forth the definitions of certain capitalized terms used in the Plan.

2.	ADMINISTRATION.
(a)Administration by the Board. The Board shall administer the Plan unless and until the Board delegates administration of the Plan to a Committee or Committees, as provided in Section 2(c).
(b)Powers of the Board. The Board shall have the power and authority, subject to, and within the limitations of, the express provisions of the Plan:

(i)To determine from time to time: (A) which of the persons eligible under the Plan shall be granted Awards; (B) when and how each Award shall be granted; (C) what type or combination of types of Awards shall be granted; (D) the provisions of each Award granted (which need not be identical), including the time or times when a person shall be permitted to receive cash or Common Stock pursuant to a Stock Award; (E) the number of shares of Common Stock with respect to which a Stock Award shall be granted to each such person; and (F) the Fair Market Value applicable to a Stock Award;
(ii)To construe and interpret the Plan and Awards granted under it, and to establish, amend and revoke rules and regulations for its administration; the Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Stock Award Agreement or in the written terms of a Performance Cash Award, in a manner and to the extent it shall deem necessary or expedient to make the Plan or Award fully effective;
(iii)To settle all controversies regarding the Plan and Awards granted under it;
(iv)To accelerate the time at which an Award may first be exercised or the time during which an Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Award stating the time at which it may first be exercised or the time during which it will vest;
(v)To amend, suspend or terminate the Plan at any time; provided that amendment, suspension or termination of the Plan shall not impair rights and obligations under any Award granted while the Plan is in effect except with the written consent of the affected Participant;
(vi)To submit any amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of (A) Section 422 of the Code regarding “incentive stock options” or (B) Rule 16b-3 under the Exchange Act;
(vii)To approve forms of Award Agreements for use under the Plan and to amend the terms of any one or more Awards, including, but not limited to, amendments to provide terms more favorable to the Participant than previously provided in the Award Agreement, subject to any specified limits in the Plan that are not subject to Board discretion; provided, however, that a Participant’s rights under any Award shall not be impaired by any such amendment unless (A) the Company requests the consent of the affected Participant and (B) such Participant consents in writing; notwithstanding the foregoing, subject to the limitations of applicable law, if any, the Board may amend the terms of any one or more Awards without the affected Participant’s consent if necessary to maintain the qualified status of the Award as an Incentive Stock Option or to bring the Award into compliance with Section 409A of the Code;
(viii)To exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and that are not in conflict with the provisions of the Plan or Awards; and
(ix)To adopt such procedures and sub-plans as are necessary or appropriate to permit participation in the Plan by Employees, Directors or Consultants who are foreign nationals or employed outside the United States.
(c)Delegation to a Committee.

(i)General. The Board may delegate some or all of the administration of the Plan to a Committee or Committees. If administration of the Plan is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board that have been delegated to the Committee, including the power to delegate to a subcommittee of the Committee any of the administrative powers the Committee is authorized to exercise, subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may retain the authority to concurrently administer the Plan with the Committee and may, at any time, revest in the Board some or all of the powers previously delegated. If administration of the Plan is delegated to a Committee, references in the Plan to the Board shall, as applicable, refer to the Committee or subcommittee to the extent consistent with the Board’s delegation of Plan administration to the Committee.
(ii)Members of the Committee. Unless otherwise determined by the Board, the Committee shall be comprised of at least two Directors, each of whom shall be an Outside Director. The failure of the Committee to be comprised solely of Outside Directors shall not affect the validity of any action of the Committee (including the grant of any Award) that otherwise complies with the terms of the Plan.
(d)Delegation to an Officer. The Board may delegate to one or more Officers the authority to do one or both of the following: (i) designate Employees who are not Officers to be recipients of Options and Stock Appreciation Rights (and, to the extent permitted by applicable law, other Stock Awards) and the terms thereof, and (ii) determine the number of shares of Common Stock to be subject to such Stock Awards granted to such Employees; provided, however, that the Board resolutions regarding such delegation shall specify the total number of shares of Common Stock that may be subject to the Stock Awards granted by such Officer and that such Officer may not grant a Stock Award to himself or herself. Notwithstanding the foregoing, the Board may not delegate authority to an Officer to determine Fair Market Value pursuant to Section 13(v)(iii).
(e)Effect of the Board’s Determinations. All determinations, interpretations and constructions made by the Board in good faith shall not be subject to review by any person and shall be final, binding and conclusive on all persons.
(f)No Repricing of Stock Awards or Cancellation and Re-Grant of Stock Awards. Except with respect to adjustments that are made in accordance with Section 9, neither the Board nor any Committee shall have the authority to (i) reduce the exercise price of any outstanding Option or SAR or take any other action that would be treated, for accounting purposes, as a “repricing” of any outstanding Stock Award under the Plan or (ii) cancel and re-grant any outstanding Stock Award under the Plan, unless the stockholders of the Company approve such reduction, cancellation, re-grant or other action within twelve months before or after such reduction, cancellation, re-grant or other action.
(g)Dividends and Dividend Equivalents. Dividends or dividend equivalents may be paid or credited, as applicable, with respect to any shares of Common Stock subject to a Stock Award (other than an Option or SAR), as determined by the Board and contained in the applicable Stock Award Agreement; provided, however, that (i) no dividends or dividend equivalents may be paid with respect to any such shares before the date such shares have vested under the terms of such Stock Award Agreement, (ii) any dividends or dividend equivalents that are credited with respect to any such shares will be subject to all of the terms and conditions applicable to such shares under the terms of such Stock Award Agreement (including, without limitation, any vesting conditions), and (iii) any dividends or dividend equivalents that are credited with respect to any such shares will be forfeited to the Company on the date, if any, such shares are forfeited to or repurchased by the Company due to a failure to meet any vesting conditions under the terms of such Stock Award Agreement.

3.	SHARES SUBJECT TO THE PLAN.
(a)Share Reserve. Subject to Section 9(a) relating to Capitalization Adjustments, the aggregate number of shares of Common Stock that may be issued pursuant to Stock Awards granted under the Plan from and after the Effective Date shall not exceed 4,600,000 shares (the “Share Reserve”), of which up to 3,000,000 shares may be issued pursuant to Incentive Stock Options. Each Option, SAR, Restricted Stock Award, Restricted Stock Unit Award and other form of Stock Award granted under the Plan shall be counted against the Share Reserve as one share of Common Stock for each share of Common Stock that is subject to the Option, SAR, Restricted Stock Award, Restricted Stock Unit Award or other form of Stock Award; provided, however, that each Restricted Stock Award or Restricted Stock Unit Award that is granted under the Plan on or after April 21, 2020 shall be counted against the Share Reserve as two shares of Common Stock for each share of Common Stock that is subject to the Restricted Stock Award or Restricted Stock Unit Award granted on or after April 21, 2020. To the extent permitted by NASDAQ Listing Rule 5635(c)(3) or other applicable national stock exchange rule, shares of Common Stock may be issued by the Company in connection with a merger or acquisition without reducing the number of shares available for issuance under the Plan. Furthermore, if a Stock Award or any portion thereof (i) expires or otherwise terminates without all of the shares covered by such Stock Award having been issued or (ii) is settled in cash (i.e., the Participant receives cash rather than stock), such expiration, termination or settlement shall not reduce (or otherwise offset) the number of shares of Common Stock that may be available for issuance under the Plan.
(b)Reversion of Shares to the Share Reserve. If any shares of Common Stock issued pursuant to a Stock Award are forfeited back to or repurchased by the Company because of the failure to meet a contingency or condition required to vest such shares in the Participant, then the shares that are forfeited or repurchased shall revert to and again become available for issuance under the Plan. Any shares of Common Stock reacquired or withheld by the Company pursuant to Section 8(g) or as consideration for the exercise of an Option shall also revert to and again become available for issuance under the Plan. If any shares of Common Stock subject to a Restricted Stock Award or Restricted Stock Unit Award (whether either such award was granted on, before or after April 21, 2020) again become available for issuance under the Plan pursuant to either of the preceding two sentences or pursuant to the last sentence of Section 3(a), the Share Reserve shall be increased by two shares of Common Stock for each share of Common Stock that becomes available for issuance under the Plan pursuant to either of the preceding two sentences or pursuant to the last sentence of Section 3(a); with respect to all Options, SARs and other forms of Stock Awards, the Share Reserve shall be increased by one share of Common Stock for each share of Common Stock that becomes available for issuance under the Plan pursuant to either of the preceding two sentences or pursuant to Section 3(a).

(c)	Annual Compensation to Non-Employee Directors; Limitation on Annual Stock Awards to Participants.
(i)In no event shall the compensation payable by the Company to a Non-Employee Director for services performed as a Non-Employee Director, including, without limitation, the grant date value (determined under U.S. generally accepted accounting principles) of Awards, cash retainers, Committee fees and other compensation, exceed $500,000 in the aggregate during any calendar year, and in no event shall the number of shares of Common Stock subject to Stock Awards (including, without limitation, Options) granted to any Non-Employee Director, subject to the provisions of Section 9(a) relating to Capitalization Adjustments, exceed 100,000 shares during any calendar year.
(ii)Subject to the provisions of Section 9(a) relating to Capitalization Adjustments, a maximum of 500,000 shares of Common Stock subject to Stock Awards (including, without limitation, Options) may be granted to any Participant other than a Non-Employee Director during any calendar year.
(d)Source of Shares. The stock issuable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Company on the open market or otherwise.

4.	ELIGIBILITY.
(a)Eligibility for Specific Stock Awards. Incentive Stock Options may be granted only to employees of the Company or a “parent corporation” or “subsidiary corporation” thereof (as such terms are defined in Sections 424(e) and 424(f) of the Code). Stock Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants; provided, however, that Stock Awards may not be granted to Employees, Directors and Consultants who are providing Continuous Service only to any “parent” of the Company, as such term is defined in Rule 405 of the Securities Act, unless the stock underlying such Stock Awards is treated as “service recipient stock” under Section 409A of the Code because the Stock Awards are granted pursuant to a corporate transaction (such as a spin-off transaction) or unless such Stock Awards comply with the distribution requirements of Section 409A of the Code.
(b)Ten Percent Stockholders. A Ten Percent Stockholder shall not be granted an Incentive Stock Option unless the exercise price of such Option is at least 110% of the Fair Market Value on the date of grant and the Option is not exercisable after the expiration of five years from the date of grant.

5.	PROVISIONS RELATING TO OPTIONS AND STOCK APPRECIATION RIGHTS.
Each Option or SAR shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. All Options shall be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant and, if certificates are issued, a separate certificate or certificates shall be issued for shares of Common Stock purchased on exercise of each type of Option. If an Option is not specifically designated as an Incentive Stock Option, then the Option shall be a Nonstatutory Stock Option. The provisions of separate Options or SARs need not be identical; provided, however, that each Option Agreement or Stock Appreciation Right Agreement shall conform to (through incorporation of provisions hereof by reference in the applicable Award Agreement or otherwise) the substance of each of the following provisions:
(a)Term. The term of each Option and SAR shall be set by the Board in its sole discretion; provided, however, that the term shall not be more than ten years from the date the Option or SAR is granted or five years from the date an Incentive Stock Option is granted to a Ten Percent Stockholder. The Board shall determine the time period, including the time period following any termination of a Participant's Continuous Service, during which the Participant has the right to exercise a vested Option or SAR, which time period may not extend beyond the expiration date of the Option or SAR term. Except as limited by the requirements of Section 409A or Section 422 of the Code and regulations and rulings thereunder, the Board may extend the term of any outstanding Option or SAR, and may extend the time period during which a vested Option or SAR may be exercised, in connection with any termination of the Participant's Continuous Service, and may amend any other term or condition of such Option or SAR relating to such a termination of Continuous Service, provided, however, that such term or time period shall not be extended beyond the date described in the first sentence of this paragraph.
(b)Exercise Price. Subject to the provisions of Section 4(b) regarding Ten Percent Stockholders, the exercise price (or strike price) of each Option or SAR shall be not less than 100% of the Fair Market Value of the Common Stock subject to the Option or SAR on the date the Option or SAR is granted. Notwithstanding the foregoing, an Option or SAR may be issued with an exercise price (or strike price) lower than 100% of the Fair Market Value of the Common Stock subject to the Option or SAR if such Option or SAR is issued pursuant to an assumption of or substitution for another option or stock appreciation right pursuant to a Corporate Transaction and in a manner consistent with the provisions of Section 409A of the Code and, if applicable, Section 424(a) of the Code. Each SAR will be denominated in shares of Common Stock equivalents.
(c)Purchase Price for Options. The purchase price of Common Stock acquired pursuant to the exercise of an Option shall be paid, to the extent permitted by applicable law and as determined by the Board in its sole discretion, by any combination of the methods of payment set forth below. The Board shall have the authority to grant Options that do not permit all of the following methods of payment (or otherwise restrict the ability to use certain methods) and to grant Options that require the consent of the Company to utilize a particular method of payment. The permitted methods of payment are as follows:
(i)By cash, check, bank draft or money order payable to the Company;
(ii)Pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of the stock subject to the Option, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds;
(iii)By delivery to the Company (either by actual delivery or attestation) of shares of Common Stock;
(iv)If the option is a Nonstatutory Stock Option, by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Common Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price; provided, however, that the Company shall accept a cash or other payment from the Participant to the extent of any remaining balance of the aggregate exercise price not satisfied by such reduction in the number of whole shares to be issued; provided, further, that shares of Common Stock will no longer be subject to an Option and will not be exercisable thereafter to the extent that (A) shares issuable upon exercise are reduced to pay the exercise price pursuant to the “net exercise,” (B) shares are delivered to the Participant as a result of such exercise, and (C) shares are withheld to satisfy tax withholding obligations; and
(v)In any other form of legal consideration that may be acceptable to the Board and specified in the applicable Award Agreement.
(d)Exercise and Payment of a SAR. To exercise any outstanding SAR, the Participant must provide written notice of exercise to the Company in compliance with the provisions of the Stock Appreciation Right Agreement evidencing such SAR. The appreciation distribution payable on the exercise of a SAR will be not greater than an amount equal to the excess of (i) the aggregate Fair Market Value (on the date of the exercise of the SAR) of a number of shares of Common Stock equal to the number of Common Stock equivalents in which the Participant is vested under such SAR and with respect to which the Participant is exercising the SAR on such date over (ii) the strike price that will be determined by the Board at the time of grant of the SAR. The appreciation distribution in respect to a SAR may be paid in Common Stock, in cash, in any combination of the two or in any other form of consideration, as determined by the Board and contained in the Stock Appreciation Right Agreement evidencing such SAR.
(e)Transferability of Options and SARs. The Board may, in its sole discretion, impose such limitations on the transferability of Options and SARs as the Board shall determine. In the absence of such a determination by the Board to the contrary, the following restrictions on the transferability of Options and SARs shall apply:
(i)Restrictions on Transfer. An Option or SAR shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Participant only by the Participant; provided, however, that the Board may, in its sole discretion, permit transfer of the Option or SAR in a manner that is not prohibited by applicable tax and securities laws upon the Participant’s request. Except as explicitly provided herein, neither an Option nor a SAR may be transferred for consideration.
(ii)Domestic Relations Orders. Notwithstanding the foregoing, an Option or SAR may be transferred pursuant to a domestic relations order; provided, however, that if an Option is an Incentive Stock Option, such Option may be deemed to be a Nonstatutory Stock Option as a result of such transfer.
(iii)Beneficiary Designation. Notwithstanding the foregoing, the Participant may, by delivering written notice to the Company, in a form provided by or otherwise satisfactory to the Company and any broker designated by the Company to effect Option exercises, designate a third party who, in the event of the death of the Participant, shall thereafter be entitled to exercise the Option or SAR and receive the Common Stock or other consideration resulting from such exercise. In the absence of such a designation, the executor or administrator of the Participant’s estate shall be entitled to exercise the Option or SAR and receive the Common Stock or other consideration resulting from such exercise.
(f)Vesting Generally. The total number of shares of Common Stock subject to an Option or SAR may vest and therefore become exercisable in periodic installments that may or may not be equal. The Option or SAR may be subject to such other terms and conditions on the time or times when it may or may not be exercised (which may be based on the satisfaction of Performance Goals or other criteria) as the Board may deem appropriate. The vesting provisions of individual Options or SARs may vary. The provisions of this Section 5(f) are subject to any Option or SAR provisions governing the minimum number of shares of Common Stock as to which an Option or SAR may be exercised.
(g)Termination of Continuous Service. Except as otherwise provided in the applicable Award Agreement or other agreement between the Participant and the Company or except as otherwise extended by the Board, if a Participant’s Continuous Service terminates (other than for Cause or upon the Participant’s death or Disability), the Participant may exercise his or her Option or SAR (to the extent that the Participant was entitled to exercise such Award as of the date of termination of Continuous Service) but only within such period of time ending on the earlier of (i) the date three months following the termination of the Participant’s Continuous Service (or such longer or shorter period specified in the applicable Award Agreement) or (ii) the expiration of the term of the Option or SAR as set forth in the Award Agreement. If, after termination of Continuous Service, the Participant does not exercise his or her Option or SAR within the time specified herein or in the Award Agreement (as applicable), the Option or SAR shall terminate except as otherwise determined by the Board. Notwithstanding any provision in the Plan to the contrary, the Board may, in its discretion and subject to whatever terms and conditions it elects, accelerate the vesting of an Option or SAR following a termination of Continuous Service or provide in the Award Agreement for continued vesting of an Option or SAR following a termination of Continuous Service.
(h)Extension of Termination Date. If the exercise of an Option or SAR following the termination of the Participant’s Continuous Service (other than for Cause or upon the Participant’s death or Disability) would be prohibited at any time solely because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act, then the Option or SAR shall terminate on the earlier of (i) the expiration of a total period of three months (that need not be consecutive) after the termination of the Participant’s Continuous Service during which the exercise of the Option or SAR would not be in violation of such registration requirements or (ii) the expiration of the term of the Option or SAR as set forth in the applicable Award Agreement or as otherwise determined by the Board. In addition, unless otherwise provided in a Participant’s Award Agreement or as otherwise determined by the Board, if the sale of any Common Stock received upon exercise of an Option or SAR following the termination of the Participant’s Continuous Service (other than for Cause) would violate the Company’s insider trading policy, then the Option or SAR shall terminate on the earlier of (i) the expiration of a period equal to the applicable post-termination exercise period after the termination of the Participant’s Continuous Service during which the sale of the Common Stock received upon exercise of the Option or SAR would not be in violation of the Company’s insider trading policy or (ii) the expiration of the term of the Option or SAR as set forth in the applicable Award Agreement.
(i)Disability of a Participant. Except as otherwise provided in the applicable Award Agreement or other agreement between the Participant and the Company or except as otherwise extended by the Board, if a Participant’s Continuous Service terminates as a result of the Participant’s Disability, the Participant may exercise his or her Option or SAR (to the extent that the Participant was entitled to exercise such Option or SAR as of the date of termination of Continuous Service), but only within such period of time ending on the earlier of (i) the date eighteen months following such termination of Continuous Service (or such longer or shorter period specified in the Award Agreement) or (ii) the expiration of the term of the Option or SAR as set forth in the Award Agreement. If, after termination of Continuous Service, the Participant does not exercise his or her Option or SAR within the time specified herein or in the Award Agreement (as applicable), the Option or SAR (as applicable) shall terminate except as otherwise determined by the Board.
(j)Death of a Participant. Except as otherwise provided in the applicable Award Agreement or other agreement between the Participant and the Company or except as otherwise extended by the Board, if (i) a Participant’s Continuous Service terminates as a result of the Participant’s death or (ii) the Participant dies within the period (if any) specified in the Award Agreement after the termination of the Participant’s Continuous Service for a reason other than death, then the Option or SAR may be exercised (to the extent the Participant was entitled to exercise such Option or SAR as of the date of death) by the Participant’s estate, by a person who acquired the right to exercise the Option or SAR by bequest or inheritance or by a person designated to exercise the Option or SAR upon the Participant’s death, but only within the period ending on the earlier of (i) the date eighteen months following the date of death (or such longer or shorter period specified in the Award Agreement) or (ii) the expiration of the term of such Option or SAR as set forth in the Award Agreement. If, after the

Participant’s death, the Option or SAR is not exercised within the time specified herein or in the Award Agreement (as applicable), the Option or SAR shall terminate except as otherwise determined by the Board.
(k)Termination for Cause. Except as explicitly provided otherwise in a Participant’s Award Agreement or except as otherwise extended by the Board, if a Participant’s Continuous Service is terminated for Cause, the Option or SAR shall terminate upon the date on which the Participant’s Continuous Service terminated, and the Participant shall be prohibited from exercising his or her Option or SAR from and after the date of such termination of Continuous Service.

6.	PROVISIONS OF STOCK AWARDS OTHER THAN OPTIONS AND SARS.
(a)Restricted Stock Awards. Each Restricted Stock Award Agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. To the extent consistent with the Company’s Bylaws, at the Board’s election, shares of Common Stock may be (i) held in book entry form subject to the Company’s instructions until any restrictions relating to the Restricted Stock Award lapse or (ii) evidenced by a certificate, which certificate shall be held in such form and manner as determined by the Board. The terms and conditions of Restricted Stock Award Agreements may change from time to time, and the terms and conditions of separate Restricted Stock Award Agreements need not be identical; provided, however, that each Restricted Stock Award Agreement shall conform to (through incorporation of the provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:
(i)Consideration. A Restricted Stock Award may be awarded in consideration for (A) cash, check, bank draft or money order payable to the Company, (B) past services to the Company or an Affiliate, or (C) any other form of legal consideration (including future services) that may be acceptable to the Board, in its sole discretion, and permissible under applicable law.
(ii)Vesting. Shares of Common Stock awarded under the Restricted Stock Award Agreement may be subject to forfeiture to the Company in accordance with a vesting schedule to be determined by the Board.
(iii)Termination of a Participant’s Continuous Service. If a Participant’s Continuous Service terminates, the Company may receive through a forfeiture condition or a repurchase right any or all of the shares of Common Stock held by the Participant that have not vested as of the date of termination of Continuous Service under the terms of the Restricted Stock Award Agreement.
(iv)Transferability. Rights to acquire shares of Common Stock under the Restricted Stock Award Agreement shall be transferable by the Participant only upon such terms and conditions as are set forth in the Restricted Stock Award Agreement, as the Board shall determine in its sole discretion, so long as Common Stock awarded under the Restricted Stock Award Agreement remains subject to the terms of the Restricted Stock Award Agreement.
(b)Restricted Stock Unit Awards. Each Restricted Stock Unit Award Agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The terms and conditions of Restricted Stock Unit Award Agreements may change from time to time, and the terms and conditions of separate Restricted Stock Unit Award Agreements need not be identical; provided, however, that each Restricted

Stock Unit Award Agreement shall conform to (through incorporation of the provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:
(i)Consideration. At the time of grant of a Restricted Stock Unit Award, the Board will determine the consideration, if any, to be paid by the Participant upon delivery of each share of Common Stock subject to the Restricted Stock Unit Award. The consideration to be paid (if any) by the Participant for each share of Common Stock subject to a Restricted Stock Unit Award may be paid in any form of legal consideration that may be acceptable to the Board, in its sole discretion, and permissible under applicable law.
(ii)Vesting. At the time of the grant of a Restricted Stock Unit Award, the Board may impose such restrictions on or conditions to the vesting of the Restricted Stock Unit Award as it, in its sole discretion, deems appropriate.
(iii)Payment. A Restricted Stock Unit Award may be settled by the delivery of shares of Common Stock, their cash equivalent, any combination thereof or in any other form of consideration, as determined by the Board and contained in the Restricted Stock Unit Award Agreement.
(iv)Additional Restrictions. At the time of the grant of a Restricted Stock Unit Award, the Board, as it deems appropriate, may impose such restrictions or conditions that delay the delivery of the shares of Common Stock (or their cash equivalent) subject to a Restricted Stock Unit Award to a time after the vesting of such Restricted Stock Unit Award.
(v)Termination of a Participant’s Continuous Service. Except as otherwise provided in the applicable Restricted Stock Unit Award Agreement, such portion of the Restricted Stock Unit Award that has not vested will be forfeited upon the Participant’s termination of Continuous Service.
(c)Performance Awards.
(i)Performance Stock Awards. A Performance Stock Award is a Stock Award that may vest or may be exercised contingent upon the attainment during a Performance Period of certain Performance Goals. A Performance Stock Award may, but need not, require the completion of a specified period of Continuous Service. The length of any Performance Period, the Performance Goals to be achieved during the Performance Period, and the measure of whether and to what degree such Performance Goals have been attained shall be conclusively determined by the Board, in its sole discretion. The Board may provide for or, subject to such terms and conditions as the Board may specify, may permit a Participant to elect for, the payment of any Performance Stock Award to be deferred to a specified date or event. In addition, to the extent permitted by applicable law and the applicable Award Agreement, the Board may determine that cash may be used in payment of Performance Stock Awards.
(ii)Performance Cash Awards. A Performance Cash Award is a cash award that may be paid contingent upon the attainment during a Performance Period of certain Performance Goals. A Performance Cash Award may also require the completion of a specified period of Continuous Service. The length of any Performance Period, the Performance Goals to be achieved during the Performance Period, and the measure of whether and to what degree such Performance Goals have been attained shall be conclusively determined by the Board, in its sole discretion. The Board may provide for or, subject to such terms and conditions as the Board may specify, may permit a Participant to elect for, the payment of any Performance Cash Award to be deferred to a specified date or event. The Board may specify the form of payment of Performance Cash Awards, which may be cash or other property, or may provide for a Participant to have the option for his or her Performance Cash Award, or such portion thereof as the Board may specify, to be paid in whole or in part in cash or other property.
(iii)Discretion. The Board shall have the right to reduce, eliminate or increase the amount that is payable under a Performance Stock Award or Performance Cash Award by taking into account additional factors that the Board may deem relevant, including the assessment of individual or corporate performance for the Performance Period.
(d)Other Stock Awards. Other forms of Stock Awards valued in whole or in part by reference to, or otherwise based on, Common Stock, including the appreciation in value thereof may be granted either alone or in addition to Stock Awards provided for under Section 5 and the preceding provisions of this Section 6. Subject to the provisions of the Plan, the Board shall have sole and complete authority to determine the persons to whom and the time or times at which such Other Stock Awards will be granted, the number of shares of Common Stock (or the cash equivalent thereof) to be granted pursuant to such Other Stock Awards and all other terms and conditions of such Other Stock Awards.

7.	COVENANTS OF THE COMPANY.
(a)Availability of Shares. During the terms of the Stock Awards, the Company shall keep available at all times the number of shares of Common Stock reasonably required to satisfy such Stock Awards.
(b)Securities Law Compliance. The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Stock Awards and to issue and sell shares of Common Stock upon exercise of the Stock Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Stock Award or any Common Stock issued or issuable pursuant to any such Stock Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority that counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Stock Awards unless and until such authority is obtained. A Participant shall not be eligible for the grant of a Stock Award or the subsequent issuance of Common Stock pursuant to the Stock Award if such grant or issuance would be in violation of any applicable securities law.
(c)No Obligation to Notify or Minimize Taxes. The Company shall have no duty or obligation to any Participant to advise such holder as to the time or manner of exercising such Stock Award. Furthermore, the Company shall have no duty or obligation to warn or otherwise advise such holder of a pending termination or expiration of a Stock Award or a possible period in which the Stock Award may not be exercised. The Company has no duty or obligation to minimize the tax consequences of a Stock Award to the holder of such Stock Award.

8.	MISCELLANEOUS.
(a)Use of Proceeds from Sales of Common Stock. Proceeds from the sale of shares of Common Stock pursuant to Stock Awards shall constitute general funds of the Company.

(b)Corporate Action Constituting the Grant of Stock Awards. Corporate action constituting a grant by the Company of a Stock Award to any Participant shall be deemed completed as of the date of such corporate action, unless otherwise determined by the Board, regardless of when the instrument, certificate, or letter evidencing the Stock Award is communicated to, or actually received or accepted by, the Participant.
(c)Stockholder Rights. No Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to a Stock Award unless and until (i) such Participant has satisfied all requirements for exercise of the Stock Award pursuant to its terms, if applicable, and (ii) the issuance of the Common Stock subject to such Stock Award has been entered into the books and records of the Company.
(d)No Employment or Other Service Rights. Nothing in the Plan, any Award Agreement or any other instrument executed thereunder or in connection with any Award granted pursuant thereto shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or shall affect the right of the Company or an Affiliate to terminate (i) the employment of an Employee with or without notice and with or without Cause, (ii) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate, or (iii) the service of a Director pursuant to the Bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.
(e)Incentive Stock Option $100,000 Limitation. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and any Affiliates) exceeds $100,000, the Options or portions thereof that exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options, notwithstanding any contrary provision of the applicable Option Agreements.
(f)Investment Assurances. The Company may require a Participant, as a condition of exercising or acquiring Common Stock under any Stock Award, (i) to give written assurances satisfactory to the Company as to the Participant’s knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Stock Award, and (ii) to give written assurances satisfactory to the Company stating that the Participant is acquiring Common Stock subject to the Stock Award for the Participant’s own account and not with any present intention of selling or otherwise distributing the Common Stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (A) the issuance of the shares upon the exercise or acquisition of Common Stock under the Stock Award has been registered under a then-currently effective registration statement under the Securities Act or (B) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then-applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Common Stock.
(g)Withholding Obligations. Unless prohibited by the terms of an Award Agreement, the Company may, in its sole discretion, satisfy any federal, state or local tax withholding obligation relating to an Award by any of the following means or by a combination of such means: (i) causing the Participant to tender a cash payment; (ii) withholding shares of Common Stock from the shares of Common Stock issued or otherwise issuable to the Participant in connection with the Award; provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law (or such lesser amount as may be necessary to avoid classification of the Stock Award as a liability for financial accounting purposes); (iii) withholding cash from an Award settled in cash; (iv) withholding payment from any amounts otherwise payable to the Participant; or (v) by such other method as may be set forth in the Award Agreement.
(h)Electronic Delivery. Any reference herein to a “written” agreement or document shall include any agreement or document delivered electronically, filed publicly at www.sec.gov (or any successor website thereto) or posted on the Company’s intranet.
(i)Deferrals. To the extent permitted by applicable law, the Board, in its sole discretion, may determine that the delivery of Common Stock or the payment of cash, upon the exercise, vesting or settlement of all or a portion of any Award may be deferred and may establish programs and procedures for deferral elections to be made by Participants. Deferrals by Participants shall be made in accordance with Section 409A of the Code. Consistent with Section 409A of the Code, the Board may provide for distributions while a Participant is still an Employee or otherwise providing services to the Company or an Affiliate. The Board is authorized to make deferrals of Awards and determine when, and in what annual percentages, a Participant may receive payments, including lump sum payments, following the Participant’s termination of Continuous Service, and implement such other terms and conditions consistent with the provisions of the Plan and in accordance with applicable law.
(j)Compliance with Section 409A of the Code. To the extent that the Board determines that any Award granted hereunder is subject to Section 409A of the Code, the Award Agreement evidencing such Award shall be deemed to incorporate the terms and conditions necessary to avoid the consequences specified in Section 409A(a)(1) of the Code. To the extent applicable, the Plan and Award Agreements shall be interpreted in accordance with Section 409A of the Code. Notwithstanding anything to the contrary in this Plan (and unless the Award Agreement specifically provides otherwise), if a Participant holding an Award that constitutes “deferred compensation” under Section 409A of the Code is a “specified employee” for purposes of Section 409A of the Code, no distribution or payment of any amount shall be made upon a “separation from service” before a date that is six months following the date of such Participant’s “separation from service” (as defined in Section 409A of the Code without regard to alternative definitions thereunder) or, if earlier, the date of the Participant’s death, unless such distribution or payment can be made in a manner that complies with Section 409A of the Code.
(k)Clawback Provisions. All Awards granted under the Plan shall be subject to recoupment in accordance with any clawback policy that the Company is required to adopt pursuant to the listing standards of any national securities exchange on which the Company’s securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable law. In addition, the Board may impose such other clawback, recovery or recoupment provisions in an Award Agreement as the Board determines necessary or appropriate, including but not limited to a reacquisition right in respect of previously acquired shares of Common Stock or other cash or property upon the occurrence of an event constituting Cause. No recovery of compensation under such a clawback policy shall be an event giving rise to a right to resign for

“good reason” or “constructive termination” (or similar term) under the Plan or any agreement with the Company.

9.	ADJUSTMENTS UPON CHANGES IN THE COMMON STOCK; OTHER CORPORATE EVENTS.
(a)Capitalization Adjustments. In the event of a Capitalization Adjustment, the Board shall appropriately and proportionately adjust (i) the class(es) and maximum number of securities subject to the Plan pursuant to Section 3(a), (ii) the class(es) and maximum number of securities that may be awarded to any person pursuant to Section 3(c)(ii), and (iii) the class(es) and number of securities and price per share of stock subject to outstanding Stock Awards. The Board shall make such adjustments, and its determination shall be final, binding and conclusive.
(b)Dissolution or Liquidation. Except as otherwise provided in the Stock Award Agreement, in the event of a dissolution or liquidation of the Company, all outstanding Stock Awards (other than Stock Awards consisting of vested and outstanding shares of Common Stock not subject to a forfeiture condition or the Company’s right of repurchase) shall terminate immediately prior to the completion of such dissolution or liquidation, and the shares of Common Stock subject to the Company’s repurchase rights or subject to a forfeiture condition may be repurchased or reacquired by the Company notwithstanding the fact that the holder of such Stock Award is providing Continuous Service; provided, however, that the Board may, in its sole discretion, cause some or all Stock Awards to become fully vested, exercisable and/or no longer subject to repurchase or forfeiture (to the extent such Stock Awards have not previously expired or terminated) before the dissolution or liquidation is completed but contingent on its completion.
(c)Corporate Transaction. The following provisions shall apply to Stock Awards in the event of a Corporate Transaction unless otherwise provided in the instrument evidencing the Stock Award or any other written agreement between the Company or any Affiliate and the holder of the Stock Award or unless otherwise expressly provided by the Board at the time of grant of a Stock Award. In the event of a Corporate Transaction, then, notwithstanding any other provision of the Plan, the Board shall take one or more of the following actions with respect to Stock Awards, contingent upon the closing or completion of the Corporate Transaction:
(i)Arrange for the surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) to assume or continue the Stock Award or to substitute a similar stock award for the Stock Award (including, but not limited to, an award to acquire the same consideration paid to the stockholders of the Company pursuant to the Corporate Transaction);
(ii)Arrange for the assignment of any reacquisition or repurchase rights held by the Company in respect of Common Stock issued pursuant to the Stock Award to the surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company);
(iii)Accelerate the vesting of the Stock Award (and, if applicable, the time at which the Stock Award may be exercised) to a date prior to the effective time of such Corporate Transaction as the Board shall determine (or, if the Board shall not determine such a date, to the date that is five days prior to the effective date of the Corporate Transaction), with such Stock Award terminating if not exercised (if applicable) at or prior to the effective time of the Corporate Transaction;

(iv)Arrange for the lapse of any reacquisition or repurchase rights held by the Company with respect to the Stock Award; and
(v)Make a payment, in such form as may be determined by the Board equal to the excess, if any, of (A) the value of the property the Participant would have received upon the exercise of the Stock Award immediately prior to the effective time of the Corporate Transaction over (B) any exercise price payable by such holder in connection with such exercise.
The Board need not take the same action or actions with respect to all Stock Awards or portions thereof or with respect to all Participants.
(d)Change in Control. A Stock Award may be subject to additional acceleration of vesting and exercisability upon or after a Change in Control as may be provided in the Stock Award Agreement for such Stock Award or as may be provided in any other written agreement between the Company or any Affiliate and the Participant.

10.	AMENDMENT, TERMINATION OR SUSPENSION OF THE PLAN.
(a)Amendment of the Plan. The Board has the power and authority to amend any provision of the Plan at any time; provided, however, that without the approval of the Company’s stockholders given within twelve months before or after any such Plan amendment, the Board shall not have the right or authority (i) to increase the aggregate number of shares of Common Stock (including upon the exercise of Incentive Stock Options) that may be issued under the Plan pursuant to Section 3(a), provided that an increase that is made pursuant to Section 9(a) in connection with a Capitalization Adjustment shall not require stockholder approval and may be made by the Board, (ii) to amend Section 2(f) relating to the repricing, cancellation and re-grant of Stock Awards, (iii) to amend the Plan in any respect that requires stockholder approval under the rules of The NASDAQ Stock Market LLC (or under the rules of any other national securities exchange on which the Common Stock may subsequently be traded), or (iv) to amend the Plan in any respect that requires stockholder approval under the Code or any other applicable law.
(b)Termination or Suspension of the Plan. The Board may suspend or terminate the Plan at any time. Unless terminated sooner by the Board, the Plan shall automatically terminate on the day before the tenth anniversary of the date that the Plan was adopted by the Board. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.
(c)No Impairment of Rights. Unless otherwise provided in the applicable Award Agreement, the amendment, suspension or termination of the Plan shall not impair rights and obligations under any Award that is granted prior to such amendment, suspension or termination, except with the written consent of the affected Participant.

11.	EFFECTIVE DATE OF THE PLAN.
The Plan shall become effective on the Effective Date. The Plan shall be submitted for the approval of the Company’s stockholders at the 2018 annual meeting of stockholders. Awards may be granted prior to such stockholder approval; provided that such Awards shall not be exercisable, shall not vest, the restrictions thereon shall not lapse and no shares of Common Stock shall be issued pursuant to such Awards prior to the date that the

Plan is approved by the Company’s stockholders. If such stockholder approval is not obtained at the 2018 annual meeting of stockholders, all Awards previously granted under the Plan shall be cancelled and become null and void.

12.	CHOICE OF LAW.
The law of the State of Delaware shall govern all questions concerning the construction, validity and interpretation of the Plan, without regard to that state’s conflict of laws rules.

13.	DEFINITIONS.
As used in the Plan, the following definitions shall apply to the capitalized terms indicated below:
(a)“Affiliate” means, at the time of determination, any “parent” or “subsidiary” of the Company as such terms are defined in Rule 405 of the Securities Act. The Board shall have the authority to determine the time or times at which “parent” or “subsidiary” status is determined within the foregoing definition.
(b)“Award” means a Stock Award or a Performance Cash Award.
(c)“Award Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of an Award.
(d)“Board” means the Board of Directors of the Company.
(e)“Capitalization Adjustment” means any change that is made in, or other events that occur with respect to, the Common Stock subject to the Plan or subject to any Stock Award after the Effective Date without the receipt of consideration by the Company through reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, large nonrecurring cash dividend, stock split, reverse stock split, spin-off, split-off, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or any similar equity restructuring transaction, as that term is used in Statement of Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor thereto). Notwithstanding the foregoing, the conversion of any convertible securities of the Company shall not be treated as a Capitalization Adjustment.
(f)“Cause” shall have the meaning ascribed to such term in any written agreement between the Participant and the Company or an Affiliate defining such term and, in the absence of such agreement, such term shall mean, with respect to a Participant, the occurrence of any of the following events: (i) the Participant’s commission of an act of fraud, embezzlement or dishonesty that has a material adverse impact on the Company or an Affiliate; (ii) the Participant’s conviction of, or plea of “guilty” or “no contest” to, a felony; (iii) the Participant’s unauthorized use or disclosure of confidential information or trade secrets of the Company or an Affiliate that has a material adverse impact on such entity; or (iv) the Participant’s intentional misconduct that has a material adverse impact on the Company or an Affiliate. Any determination by the Company that the Continuous Service of a Participant was terminated with or without Cause for the purposes of outstanding Awards held by such Participant shall have no effect upon any determination of the rights or obligations of the Company or such Participant for any other purpose.

(g)“Change in Control” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:
(i)Any Exchange Act Person becomes the Owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then-outstanding securities other than by virtue of a merger, consolidation or similar transaction; notwithstanding the foregoing, a Change in Control shall not be deemed to occur (A) on account of the acquisition of securities of the Company directly from the Company, (B) on account of the acquisition of securities of the Company by an investor, any affiliate thereof or any other Exchange Act Person that acquires the Company’s securities in a transaction or series of related transactions the primary purpose of which is to obtain financing for the Company through the issuance of equity securities, or (C) solely because the level of Ownership held by any Exchange Act Person (the “Subject Person”) exceeds the designated percentage threshold of the outstanding voting securities as a result of a repurchase or other acquisition of voting securities by the Company reducing the number of shares outstanding, provided that if a Change in Control would occur (but for the operation of this clause) as a result of the acquisition of voting securities by the Company, and after such share acquisition, the Subject Person becomes the Owner of any additional voting securities that, assuming the repurchase or other acquisition had not occurred, increases the percentage of the then-outstanding voting securities Owned by the Subject Person over the designated percentage threshold, then a Change in Control shall be deemed to occur;
(ii)There is consummated a merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation or similar transaction, the stockholders of the Company immediately prior thereto do not Own, directly or indirectly, either (A) outstanding voting securities representing more than 50% of the combined outstanding voting power of the surviving Entity in such merger, consolidation or similar transaction or (B) more than 50% of the combined outstanding voting power of the parent of the surviving Entity in such merger, consolidation or similar transaction, in each case in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such transaction;
(iii)There is consummated a sale, lease, exclusive license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries to an Entity, more than 50% of the combined voting power of the voting securities of which are Owned by stockholders of the Company in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, license or other disposition; or
(iv)Individuals who, on the date the Plan is adopted by the Board, are members of the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the members of the Board; provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member shall, for purposes of this Plan, be considered as a member of the Incumbent Board.
Notwithstanding the foregoing or any other provision of this Plan, (i) the term Change in Control shall not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company, and (ii) the definition of Change in Control (or any analogous term) in an individual written agreement between the Company or any Affiliate and the Participant shall supersede the foregoing definition with respect to Awards subject to such agreement; provided, however, that if no definition of Change in Control or any analogous term is set forth in such an individual written agreement, the foregoing definition shall apply.
(h)“Code” means the Internal Revenue Code of 1986, as amended, including any applicable regulations and guidance thereunder.
(i)“Committee” means a committee of two or more Directors to whom authority has been delegated by the Board in accordance with Section 2(c).
(j)“Common Stock” means the common stock of the Company.
(k)“Company” means Kindred Biosciences, Inc., a Delaware corporation.
(l)“Consultant” means any individual, including an advisor, who is engaged by the Company or an Affiliate to render bona fide consulting or advisory services to the Company or an Affiliate, provided that such services are not in connection with the offer or sale of the Company’s securities in a capital-raising transaction and that such services do not directly or indirectly promote or maintain a market for the Company’s securities. Service solely as a Director, or payment of a fee for such service, shall not cause a Director to be considered a “Consultant” for purposes of the Plan.
(m)“Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. A change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s service with the Company or an Affiliate, shall not terminate a Participant’s Continuous Service; provided, however, if the Entity for which a Participant is rendering services ceases to qualify as an Affiliate, as determined by the Board, in its sole discretion, such Participant’s Continuous Service shall be considered to have terminated on the date such Entity ceases to qualify as an Affiliate. To the extent permitted by law, the Board or the Chief Executive Officer of the Company, in that party’s sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of (i) any leave of absence approved by the Board or Chief Executive Officer, including sick leave, military leave or any other personal leave or (ii) transfers between the Company, an Affiliate, or their successors. Notwithstanding the foregoing, a leave of absence shall be treated as Continuous Service for purposes of vesting in an Award only to such extent as may be provided in the Company’s leave of absence policy, in the written terms of any leave of absence agreement or policy applicable to the Participant, or as otherwise required by law.
(n)“Corporate Transaction” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:
(i)The consummation of a sale or other disposition of all or substantially all, as determined by the Board, in its sole discretion, of the consolidated assets of the Company and its Subsidiaries;
(ii)The consummation of a sale or other disposition of at least 90% of the outstanding securities of the Company;

(iii)The consummation of a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or
(iv)The consummation of a merger, consolidation or similar transaction following which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.
Notwithstanding the foregoing or any other provision of the Plan, the term Corporate Transaction shall not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company.
(o)“Director” means a member of the Board.
(p)“Disability” means, with respect to a Participant, the inability of such Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve months, as provided in Sections 22(e)(3) and 409A(a)(2)(C)(i) of the Code, and shall be determined by the Board on the basis of such medical evidence as the Board deems warranted under the circumstances.
(q)“Effective Date” means the effective date of the Plan, which is the date set forth on the first page of the Plan on which the Board approved and adopted the Plan; provided, however, that the Plan is subject to approval by the Company’s stockholders at the 2018 annual meeting of stockholders.
(r)“Employee” means any person employed by the Company or an Affiliate. However, service solely as a Director, or payment of a fee for such services, shall not cause a Director to be considered an “Employee” for purposes of the Plan.
(s)“Entity” means a corporation, partnership, limited liability company or other entity.
(t)“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.
(u)“Exchange Act Person” means any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act), except that “Exchange Act Person” shall not include (i) the Company or any Subsidiary of the Company, (ii) any employee benefit plan of the Company or any Subsidiary of the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary of the Company, (iii) an underwriter temporarily holding securities pursuant to a registered public offering of such securities, (iv) an Entity Owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their Ownership of stock of the Company; or (v) any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act) that, as of the Effective Date, is the Owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then-outstanding securities.

(v)“Fair Market Value” means, as of any date, the value of the Common Stock determined as follows:
(i)If the Common Stock is listed on any established stock exchange or traded on any established market, the Fair Market Value of a share of Common Stock shall be, unless otherwise determined by the Board, the closing sales price for such stock as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the date of determination, as reported in a source the Board deems reliable;
(ii)Unless otherwise provided by the Board, if there is no closing sales price for the Common Stock on the date of determination, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists; and
(iii)In the absence of such markets for the Common Stock, the Fair Market Value shall be determined by the Board in good faith and in a manner that complies with Sections 409A and 422 of the Code.
(w)“Incentive Stock Option” means an option granted pursuant to Section 5 of the Plan that is intended to be, and qualifies as, an “incentive stock option” within the meaning of Section 422 of the Code.
(x)“Non-Employee Director” means a Director who not an Employee.
(y)“Nonstatutory Stock Option” means any option granted pursuant to Section 5 of the Plan that does not qualify as an Incentive Stock Option.
(z)“Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act.
(aa)“Option” means an Incentive Stock Option or a Nonstatutory Stock Option to purchase shares of Common Stock granted pursuant to the Plan.
(ab)“Option Agreement” means a written agreement between the Company and an Optionholder evidencing the terms and conditions of an Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.
(ac)“Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.
(ad)“Other Stock Award” means an award based in whole or in part by reference to the Common Stock which is granted pursuant to the terms and conditions of Section 6(d).
(ae)“Other Stock Award Agreement” means a written agreement between the Company and a holder of an Other Stock Award evidencing the terms and conditions of an Other Stock Award grant. Each Other Stock Award Agreement shall be subject to the terms and conditions of the Plan.
(af)“Outside Director” means a Director who is (i) a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act and (ii) an “independent director” under applicable rules of The NASDAQ Stock Market LLC (or under the rules of any other national securities exchange on which the Common Stock may subsequently be traded), including the independence rules of such stock exchange relating to compensation committee members.
(ag)“Own,” “Owned,” “Owner,” “Ownership” means that a person or Entity owns, owned, is the owner of or has acquired ownership of securities, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise and has or shares voting power, which includes the power to vote or to direct the voting, with respect to such securities.
(ah)“Participant” means a person to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Stock Award.
(ai)“Performance Cash Award” means an award of cash granted pursuant to the terms and conditions of Section (6)(c)(ii).
(aj)“Performance Criteria” means the one or more criteria that the Board shall select for purposes of establishing the Performance Goals for a Performance Period. The Performance Criteria that shall be used to establish such Performance Goals may be based on any one of, or combination of, the following as determined by the Board: (i) earnings (including earnings per share and net earnings); (ii) earnings before interest, taxes and depreciation; (iii) earnings before interest, taxes, depreciation and amortization; (iv) total stockholder return; (v) return on equity or average stockholders’ equity; (vi) return on assets, investment or capital employed; (vii) stock price; (viii) margin (including gross margin); (ix) income (before or after taxes); (x) operating income; (xi) operating income after taxes; (xii) pre-tax profit, operating profit or net operating profit; (xiii) operating cash flow; (xiv) sales or revenue targets; (xv) increases in revenue or product revenue; (xvi) expenses and cost reduction goals; (xvii) improvement in or attainment of working capital levels; (xviii) economic value added (or an equivalent metric); (xix) market share; (xx) cash flow; (xxi) cash flow per share; (xxii) share price performance; (xxiii) debt levels or debt reduction; (xxiv) regulatory body approval for commercialization of a product; (xxv) implementation, completion or attainment of objectives relating to product research, product studies, product study results, product commercialization, regulatory approval and commercial or strategic milestones; (xxvi) acquisition and development of manufacturing facilities for products; (xxvii) measures of customer satisfaction or retention; (xxviii) success in compliance with applicable laws and regulations and applicable accounting requirements; (xxix) investor relations activities and success; (xxx) stockholders’ equity; (xxxi) capital expenditures; (xxxii) measures of workforce diversity or retention; (xxxiii) growth of net income or operating income; and (xxxiv) any other measures of performance selected by the Board.
(ak)“Performance Goals” means, for a Performance Period, the one or more goals established by the Board for the Performance Period based upon the Performance Criteria. Performance Goals may be based on a Company-wide basis, with respect to one or more business units, divisions, Affiliates, or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. Unless specified otherwise by the Board (i) in the Award Agreement at the time the Award is granted or (ii) in such other document setting forth the Performance Goals at the time the Performance Goals are established, the Board may, in its sole discretion, make appropriate adjustments in the method of calculating the attainment of Performance Goals for a Performance Period as follows: (1) to exclude restructuring and/or other nonrecurring charges; (2) to exclude exchange rate effects, as applicable, for non-U.S. dollar denominated Performance Goals; (3) to exclude the effects of changes to generally accepted accounting principles; (4) to exclude the effects of any statutory adjustments to corporate tax rates; (5) to exclude the effects of any “extraordinary items” as determined under generally accepted accounting principles; (6) to exclude the dilutive effects of acquisitions or joint ventures; (7) to assume that any business divested by the Company achieved performance objectives at targeted levels during the balance of a Performance Period following such divestiture; (8) to exclude the effect of any change in the outstanding shares of Common Stock of the Company by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to stockholders other than regular cash dividends; (9) to exclude the effects of stock-based compensation and/or the award of bonuses under the Company’s bonus plans; (10) to exclude expenses incurred in the acquisition or disposition of businesses; and (11) to exclude the effect of any other unusual, non-recurring gain or loss or other extraordinary item. In addition, the Board retains the sole discretion to define the manner of calculating the Performance Criteria it selects to use for such Performance Period. Partial achievement of the specified criteria may result in the payment or vesting corresponding to the degree of achievement as specified in the Stock Award Agreement or the written terms of a Performance Cash Award.
(al)“Performance Period” means the period of time selected by the Board over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to and the payment of a Performance Stock Award or a Performance Cash Award. Performance Periods may be of varying and overlapping duration, at the sole discretion of the Board.
(am)“Performance Stock Award” means a Stock Award granted under the terms and conditions of Section 6(c)(i).
(an)“Plan” means this Kindred Biosciences, Inc. 2018 Equity Incentive Plan, as it may be amended from time to time.
(ao)“Restricted Stock Award” means an award of shares of Common Stock which is granted pursuant to the terms and conditions of Section 6(a).
(ap)“Restricted Stock Award Agreement” means a written agreement between the Company and a holder of a Restricted Stock Award evidencing the terms and conditions of a Restricted Stock Award grant. Each Restricted Stock Award Agreement shall be subject to the terms and conditions of the Plan.
(aq)“Restricted Stock Unit Award” means a right to receive shares of Common Stock which is granted pursuant to the terms and conditions of Section 6(b).
(ar)“Restricted Stock Unit Award Agreement” means a written agreement between the Company and a holder of a Restricted Stock Unit Award evidencing the terms and conditions of a Restricted Stock Unit Award grant. Each Restricted Stock Unit Award Agreement shall be subject to the terms and conditions of the Plan.
(as)“Securities Act” means the Securities Act of 1933, as amended.
(at)“Share Reserve” has the meaning set forth in Section 3(a).
(au)“Stock Appreciation Right” or “SAR” means a right to receive the appreciation on Common Stock that is granted pursuant to the terms and conditions of Section 5.

(av)“Stock Appreciation Right Agreement” means a written agreement between the Company and a holder of a Stock Appreciation Right evidencing the terms and conditions of a Stock Appreciation Right grant. Each Stock Appreciation Right Agreement shall be subject to the terms and conditions of the Plan.
(aw)“Stock Award” means any right to receive Common Stock granted under the Plan, including an Incentive Stock Option, a Nonstatutory Stock Option, a Restricted Stock Award, a Restricted Stock Unit Award, a Stock Appreciation Right, a Performance Stock Award or any Other Stock Award.
(ax)“Stock Award Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of a Stock Award grant. Each Stock Award Agreement shall be subject to the terms and conditions of the Plan.
(ay)“Subsidiary” means, with respect to the Company, (i) any corporation of which more than 50% of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, Owned by the Company, and (ii) any partnership, limited liability company or other entity in which the Company has a direct or indirect interest (whether in the form of voting or participation in profits or capital contribution) of more than 50%.
(az)“Ten Percent Stockholder” means a person who Owns (or is deemed to Own pursuant to Section 424(d) of the Code) stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or any Affiliate.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D14713-P40482

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DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

KINDRED BIOSCIENCES, INC.

The Board of Directors recommends you vote FOR items 1, 2, 3 and 4:

1. Election of Directors

Nominees:	For	Against	Abstain
1a. Ernest Mario, Ph.D.	☐	☐	☐
1b. Herbert D. Montgomery	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

	Yes	No
Please indicate if you plan to attend this meeting.	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

P-1

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.

D14714-P40482

KINDRED BIOSCIENCES, INC.
Annual Meeting of Stockholders
June 15, 2020 at 8:00 AM PDT
This proxy is solicited by the Board of Directors.

The undersigned stockholder(s) of Kindred Biosciences, Inc. hereby appoint(s) Richard Chin, M.D. and Denise M. Bevers, or either of them, as proxies, each with the power to appoint his or her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this proxy card, all of the shares of common stock of KINDRED BIOSCIENCES, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 8:00 AM PDT on June 15, 2020, at the office of Kindred Biosciences, Inc., 1555 Bayshore Highway, Suite 100, Burlingame, California 94010 and any adjournment or postponement of the annual meeting. Such proxies are authorized to vote in their discretion (1) for the election of any person to the Board of Directors if a nominee named herein becomes unable to serve or for good cause will not serve and (2) on such other business, if any, as may properly be brought before the meeting or any adjournment or postponement of the meeting.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder(s). If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side

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